UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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BioScrip, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on May 2, 2017

To the Stockholders of BioScrip, Inc.:

Notice is hereby given that the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of BioScrip, Inc., a Delaware corporation (the “Company”), will be held at the Company’s principal executive offices at 1600 Broadway, Suite 700, Denver, Colorado, 80202 on Tuesday, May 2, 2016 at 12:00 p.m., local time, for the following purposes:

1. To elect seven directors named in the accompanying proxy statement, each to hold office for a term of one year or until their respective successors have been duly elected and qualified.

2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

3. To approve the Company’s Tax Asset Protection Plan.

4. To hold a non-binding advisory vote to approve executive compensation.

5. To hold a non-binding advisory vote on the frequency of future non-binding advisory votes on executive compensation.

6. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on March 15, 2017 as the record date for determining holders of the Company’s Common Stock, Series A Preferred Stock and Series C Preferred Stock entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting in person, however, please mark, sign, date and mail the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope to ensure your representation and the presence of a quorum at the Annual Meeting. Alternatively, you may vote by toll-free telephone call or electronically via the Internet by following the instructions on the enclosed proxy card. If you send in your proxy card, vote by telephone or via the Internet and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable as set forth in the Proxy Statement.

By order of the Board of Directors,

Kathryn M. Stalmack, Secretary

Denver, Colorado
March [  ], 2017

Important notice regarding availability of proxy materials for the Annual Meeting of Stockholders to be held on May 2, 2017: This Proxy Statement, Proxy Card and the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the Securities and Exchange Commission on March 7, 2017, are also available at www.proxyvote.com.

BIOSCRIP, INC.
1600 Broadway, Suite 700
Denver, Colorado 80202
(720) 697-5200

PROXY STATEMENT

Meeting Time and Date

This Proxy Statement is being furnished to the stockholders of BioScrip, Inc., a Delaware corporation (the “Company”), in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies in the enclosed form for use in voting at the Company’s 2017 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, May 2, 2017 at 12:00 p.m., local time, at the Company’s principal executive offices at 1600 Broadway, Suite 700, Denver, Colorado, 80202 and at any adjournments or postponements thereof. The shares of the Company’s common stock, par value $.0001 per share (the “Common Stock”), shares of Series A Convertible Preferred Stock, par value $.0001 per share, on an as-converted into Common Stock basis (the “Series A Preferred Stock”) and shares of Series C Convertible Preferred Stock, par value $.001 per shares, on an as-converted to Common Stock basis (the “Series C Preferred Stock” and collectively with the Series A Preferred Stock, the “Preferred Stock”), represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting.

The Notice of Annual Meeting, this Proxy Statement and the accompanying proxy card are being mailed and made available electronically to stockholders on or about March [  ], 2017. This Proxy Statement identifies the proposals on which you are being asked to vote at the Annual Meeting, provides information that you may find useful in determining how to vote on each proposal and describes voting procedures.

Record Date and Shares Outstanding

The close of business on March 15, 2017 (the “Record Date”) has been fixed as the record date for determining holders of the Company’s Common Stock and Preferred Stock entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had outstanding 117,682,543 shares of Common Stock, 21,645 shares of Series A Preferred Stock (representing 515,239 shares of Common Stock on an as-converted into Common Stock basis, with 10,823 shares of Series A Preferred Stock convertible into 263,310 shares of Common Stock, and another 10,822 shares of Series A Preferred Stock each convertible into 251,929 shares of Common Stock), and 614,177 shares of Series C Preferred Stock (representing 14,942,260 shares of Common Stock on an as-converted into Common Stock basis).

Board Recommendations

The Board recommends that you vote your shares as follows:

•	FOR the election of the seven nominees for director named in Proposal 1, each to hold office for a term of one year or until their respective successors have been duly elected and qualified;
•	FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, as set forth in Proposal 2;
•	FOR the approval of the Company’s Tax Asset Protection Plan, as set forth in Proposal 3;
•	FOR the non-binding advisory approval of executive compensation, as set forth in Proposal 4.
•	FOR EVERY YEAR for the non-binding advisory vote on the frequency of future non-binding advisory votes to approve executive compensation, as set forth in Proposal 5.

Voting Information

Each stockholder entitled to vote at the Annual Meeting may cast one vote in person or by proxy for each share of Common Stock and Preferred Stock (on an as-converted into Common Stock basis) held by such stockholder. Each stockholder may appoint only one proxy holder or representative to attend the meeting on his or her behalf. Holders of shares of Preferred Stock are entitled to vote with the holders of shares of Common Stock on an as-converted basis. Unless specified otherwise, references in this Proxy Statement to a

“stockholder” or “stockholders” are references to both holders of Common Stock and Preferred Stock (on an as-converted into Common Stock basis). To vote in person, a stockholder should attend the Annual Meeting with a completed proxy card or, alternatively, the Company will give you a ballot to complete upon arrival at the Annual Meeting. To vote by mail using a proxy card, a stockholder should mark, sign, date and mail the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope. To vote by telephone, dial toll-free (800) 690-6903 and follow the recorded instructions. To vote via the Internet, a stockholder must go to www.proxyvote.com and complete an electronic proxy card. When voting over the telephone or via the Internet, a stockholder will be asked to provide the company number and account number contained on the enclosed proxy card.

“Street Name” and Broker Non-Votes

If you hold shares through a brokerage firm, bank, dealer or other nominee (which we refer to collectively as “nominees” or “brokers”), then you are a holder of shares in “street name.” If you hold your shares beneficially in “street name,” you must review the voting form and follow the voting instructions you receive from your broker. If you hold shares in street name and do not provide your broker with voting instructions, your shares may constitute broker “non-votes,” which occur when a broker is not permitted to vote on that matter without instructions from the beneficial owner and such instructions are not given. Matters on which brokers are not permitted to vote without instructions from the beneficial owner are referred to as “non-routine” matters.

All of the matters scheduled to be voted on at the Annual Meeting are likely to be considered “non-routine,” except for the proposal to ratify the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 (Proposal 2). If you do not provide voting instructions to your broker, your shares will not be voted or counted towards any of the proposals other than Proposal 2. Thus, if you hold shares in street name, it is particularly important that you instruct your broker on how you wish to vote your shares.

Quorum Requirements

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Election, who will also determine whether a quorum is present. A quorum requires the presence, in person or by proxy, of the holders of a majority of the aggregate shares of Common Stock (inclusive of the Preferred Stock on an as-converted into Common Stock basis) issued and outstanding and entitled to vote at the Annual Meeting. In accordance with the Certificate of Designations filed by the Company with the Secretary of State of the State of Delaware on March 9, 2015 (the “Series A Certificate of Designations”) and the Certificate of Designations filed by the Company with the Secretary of State of the State of Delaware on June 14, 2016 (the “Series C Certificate of Designations”), the shares of Common Stock into which shares of Series A Preferred Stock and Series C Preferred Stock are convertible will be counted for purposes of establishing a quorum at the Annual Meeting. Abstentions are counted as present and entitled to vote for purposes of determining whether a quorum exists. Broker “non-votes” are counted as present solely for purposes of determining whether a quorum exists. If the stockholders present in person or by proxy at the Annual Meeting constitute holders of less than a majority of the aggregate shares of Common Stock entitled to vote (which includes the Preferred Stock on an as-converted into Common Stock basis), the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

Votes Required

Proposal 1:  Election of Directors

The seven nominees receiving the greatest number of affirmative votes duly cast at the Annual Meeting will be elected to the Board, assuming a quorum is represented at the Annual Meeting. The shares of Preferred Stock (on an as-converted into Common Stock basis) will, pursuant to the Series A Certificate of Designations and Series C Certificate of Designations, be eligible to vote for the seven nominees. Proxies cannot be voted for a greater number of persons than the number of nominees. Votes to withhold and broker “non-votes” will not affect the outcome of the vote on Proposal 1.

Proposal 2:  Ratification of the Appointment of the Independent Registered Public Accounting Firm

Approval of the ratification of the appointment of KPMG LLP requires the affirmative vote of the holders of a majority of the aggregate shares of Common Stock (inclusive of the Preferred Stock on an as-converted into Common Stock basis) that have voting power represented in person or by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote and therefore will have the same effect as a vote against Proposal 2. There should not be any broker “non-votes” on Proposal 2 because it will likely be deemed a “routine” matter upon which brokers may vote without specific direction from holders of shares in “street name.”

Proposal 3:  Approval of the Company’s Tax Asset Protection Plan

Approval of the Company’s Tax Asset Protection Plan requires the affirmative vote of the holders of a majority of the aggregate shares of Common Stock (inclusive of the Preferred Stock on an as-converted into Common Stock basis) that have voting power represented in person or by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote and therefore will have the same effect as a vote against Proposal 3. Broker “non-votes” will not be deemed represented at the Annual Meeting for purposes of voting on Proposal 3 and, therefore, will have no effect on Proposal 3.

Proposal 4:  Non-Binding Advisory Approval of Executive Compensation

The affirmative vote of the holders of a majority of the aggregate shares of Common Stock (inclusive of the Preferred Stock on an as-converted into Common Stock basis) having voting power represented in person or by proxy and entitled to vote on the matter at the Annual Meeting will constitute the stockholders’ non-binding approval with respect to executive compensation. Although the results will not be binding on the Board’s Management Development and Compensation Committee (the “Compensation Committee”), the Board will consider the results of the stockholder vote when making future decisions regarding executive compensation. Abstentions will be counted as shares present and entitled to vote and therefore will have the same effect as a vote against Proposal 4. Broker “non-votes” will not be deemed represented at the Annual Meeting for purposes of voting on Proposal 4 and, therefore, will have no effect on Proposal 4.

Proposal 5:  Non-Binding Advisory Vote on the Frequency of Future Advisory Votes to Approve the Compensation Paid to the Company’s Named Executive Officers

The affirmative vote of the holders of a majority of the aggregate shares of Common Stock (inclusive of the Preferred Stock on an as-converted into Common Stock basis) having voting power represented in person or by proxy and entitled to vote on the matter at the Annual Meeting will constitute the stockholders’ non-binding approval with respect to the frequency of future advisory votes on executive compensation. If none of the frequency alternatives receives the vote of such a majority, the Board will consider the frequency option receiving the greatest number of votes cast as the stockholders’ preference with respect to this non-binding proposal. Although the results will not be binding on the Compensation Committee, the Board will consider the results of the stockholder vote when making future decisions regarding the frequency of advisory votes on executive compensation. Abstentions will be counted as shares present and entitled to vote and therefore will have the same effect as a vote against all of the frequency alternatives in Proposal 5. Broker “non-votes” will not be deemed represented at the Annual Meeting for purposes of voting on Proposal 5 and, therefore, will have no effect on Proposal 5.

Proxies in the enclosed form that are properly executed, duly returned to the Company and not revoked, or proxies that are submitted by telephone or via the Internet and not revoked, will be voted in accordance with the instructions contained therein. No proposal is currently expected to be considered at the Annual Meeting other than the proposals set forth in the accompanying Notice of Annual Meeting. If any other proposals are properly brought before the Annual Meeting for action, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders designated on the enclosed proxy card. It is the intention of the persons named in the enclosed proxy card to vote in accordance with their best judgment on any such matter. If, as a stockholder of record, you execute and duly return your proxy but do not specify how your shares are to be voted, the proxies will vote your shares FOR each of the nominees identified in Proposal 1 and FOR Proposals 2, 3 and 4, and for “Every Year” on the frequency of future advisory votes on executive compensation in Proposal 5.

Solicitation of Proxies

The solicitation of proxies will be conducted primarily by mail, and the Company will bear all associated costs of the solicitation process. These costs include the expenses of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding such materials to beneficial owners of shares of Common Stock and Preferred Stock. The Company may conduct further solicitations personally, telephonically or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with any such solicitations.

Revocation of Proxies

The presence of a stockholder at the Annual Meeting will not, by itself, revoke such stockholder’s proxy. But a proxy may be revoked at any time before it is voted.

Stockholders of Record.  If you are a stockholder of record, you may revoke your proxy card (i) by delivering to the Secretary of the Company (at the principal executive offices of the Company) a written notice of revocation, (ii) by executing and delivering a later dated proxy or (iii) by attending the Annual Meeting and voting in person. The presence of a stockholder at the Annual Meeting will not, by itself, revoke that stockholder’s proxy; the stockholder must also vote at the Annual Meeting. Stockholders voting by telephone or via the Internet may also revoke their proxy (i) by attending the Annual Meeting and voting in person, (ii) by submitting the proxy in accordance with the instructions thereon, or (iii) by voting again, at a later time, by telephone or via the Internet (a stockholder’s latest telephone or Internet vote, as applicable, will be counted and all earlier votes will be disregarded). A stockholder will not be able to revoke his or her proxy or change his or her vote as to any proposal or proposals on which voting has been completed.

Beneficial Owners.  If you are a beneficial owner, you will need to revoke or resubmit your proxy through your broker and in accordance with its procedures. In order to attend the Annual Meeting and vote in person, you will need to obtain a proxy from your broker, the stockholder of record.

SECURITY OWNERSHIP BY CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 15, 2017, certain information concerning the beneficial ownership of Common Stock of (i) each person who is a director of the Company and each director nominee; (ii) each named executive officer of the Company; and (iii) all directors and executive officers of the Company as a group. In addition, the following table sets forth certain information as of the dates indicated concerning persons known by the Company to beneficially own more than five percent of the Common Stock. To the Company’s knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name.

Name and Address of Beneficial Owner(1)	Footnote	Number of Shares Beneficially Owned(2)	Percent of Class(2)
Holders of 5% or more of our common stock (excluding Directors and Named Executive Officers)
Coliseum Capital Management, LLC One Station Place, 7th Floor South Stamford, CT 06902	(3)	24,427,980	17.5%
GAMCO Investors, Inc. One Corporate Center Rye, NY 10580	(4)	14,224,865	11.8%
Camber Capital Management LLC Stephen DuBois 101 Huntington Ave, Suite 2101 Boston, MA 02199	(5)	10,180,000	8.4%
Venor Capital Management LP 7 Times Square, Suite 4303 New York, NY 10036	(6)	9,595,781	7.9%
North Tide Capital Master, LP 500 Boylston Street, Suite 1860 Boston, Massachusetts 02116	(7)	8,500,000	7.0%
Ardsley Advisors Partners Philip J. Hempleman 262 Harbor Drive, 4th Floor Stamford, CT 06902	(8)	6,350,000	5.2%
Directors, Nominees and Named Executive Officers
Christopher S. Shackelton	(9)	24,427,980	17.5%
Richard M. Smith	(10)	1,645,000	1.3%
David Evans	(11)	427,873	*
Brian Stiver	(12)	327,500	*
J. Christian Luthin	(13)	263,802	*
Jeffrey M. Kreger	(14)	155,962	*
Michael G. Bronfein	(15)	107,000	*
R. Carter Pate	(16)	84,000	*
David W. Golding	(17)	69,500	*
Michael Goldstein	(18)	55,500	*
Tricia H. Nguyen	(19)	40,000	*
Britt Jeffcoat	(20)	30,001	*
Dan Greenleaf	—	16,000	*
Alex Schott	—	—	—
Steven Neumann	—	—	—
All Directors and Executive Officers as a group (14 persons)	(21)	985,836	0.8%

*	Percentage is less than 1% of class.

(1)	Except as otherwise indicated, all addresses are c/o BioScrip, Inc., 1600 Broadway, Suite 950, Denver, Colorado, 80202.
(2)	The inclusion in this table of any shares of Common Stock as “beneficially owned” does not constitute an admission by the holder of beneficial ownership of those shares. Beneficial ownership is determined in accordance with the rules promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934 (the “Exchange Act”), and generally includes voting or investment power over securities. Shares of Common Stock subject to options, warrants or other securities convertible into Common Stock that are currently exercisable or convertible, or exercisable or convertible within sixty 60 days of March 15, 2017, are deemed outstanding for computing the percentage of the person holding the option, warrant or convertible security but are not deemed outstanding for computing the percentage of any other person.
(3)	Based on the Schedule 13D/A filed with the SEC on June 22, 2016 by (i) Coliseum Capital Management, LLC (“Coliseum”), which beneficially owns 5,622,410 shares of Common Stock, 10,823 shares of Series A Preferred Stock, 614,177 shares of Series C Preferred Stock, 1,800,000 Class A Warrants and 1,800,000 Class B Warrants for which it has shared voting and shared dispositive power; (ii) Coliseum Capital, LLC (“CC”), which beneficially owns 4,312,256 shares of Common Stock, 8,338 shares of Series A Preferred Stock, 473,175 shares of Series C Preferred Stock, 1,386,757 Class A Warrants and 1,386,757 Class B Warrants for which it has shared voting and shared dispositive power; (iii) Coliseum Capital Partners, L.P. (“CCP”), which beneficially owns 3,498,690 shares of Common Stock, 6,813 shares of Series A Preferred Stock, 386,655 shares of Series C Preferred Stock, 1,133,188 Class A Warrants and 1,133,188 Class B Warrants for which it has shared voting and shared dispositive power; (iv) Coliseum Capital Partners II, L.P. (“CCP II”), which beneficially owns 813,566 shares of Common Stock, 1,525 shares of Series A Preferred Stock, 86,520 shares of Series C Preferred Stock, 253,569 Class A Warrants and 253,569 Class B Warrants for which it has shared voting and shared dispositive power; (v) Adam Gray, as a manager of Coliseum and CC, who beneficially owns 5,622,410 shares of Common Stock, 10,823 shares of Series A Preferred Stock, 614,177 shares of Series C Preferred Stock, 1,800,000 Class A Warrants and 1,800,000 Class B Warrants for which he has shared voting and shared dispositive power; and (vi) Christopher S. Shackelton, as Managing Partner of Coliseum and CC, who beneficially owns 5,622,410 shares of Common Stock, 10,823 shares of Series A Preferred Stock, 614,177 shares of Series C Preferred Stock, 1,800,000 Class A Warrants and 1,800,000 Class B Warrants for which he has shared voting and shared dispositive power. Assumes full conversion, based on the liquidation value as of March 15, 2017, of 10,823 shares of Series A Preferred Stock into 263,310 shares of Common Stock, 614,177 shares of Series C Preferred Stock into 14,942,260 shares of Common Stock, plus full exercise of 1,800,000 Class A warrants and 1,800,000 Class B warrants to acquire an aggregate of 3,600,000 shares of Common Stock.
(4)	Based on a Schedule 13D/A filed with the SEC on March 8, 2017 by (i) Gabelli Funds, LLC (“Gabelli Funds”), which beneficially owns 12,335,314 shares for which it has sole voting power and sole dispositive power; (ii) GAMCO Asset Management Inc., which beneficially owns 937,251 shares for which it has sole voting power over 827,251 shares and sole dispositive power over 937,251 shares; (iii) Teton Advisors, Inc., which beneficially owns 950,000 shares for which it has sole voting power and sole dispositive power; (iv) GAMCO Investors, Inc., which beneficially owns 2,300 shares for which it has sole voting power and sole dispositive power; (v) GGCP, Inc.; (vi) Associated Capital Group, Inc.; and (vii) Mario J. Gabelli (collectively, the “GAMCO Reporting Persons”), who is deemed to have beneficial ownership of the shares owned beneficially by each of the other GAMCO Reporting Persons. Gabelli Funds has sole dispositive and voting power with respect to the shares held by a number of investment funds for which Gabelli Funds serves as an investment adviser (the “Funds”) so long as the aggregate voting interest of all joint filers does not exceed 25% of their total voting interest in the Company and, in that event, the Proxy Voting Committee of each Fund shall respectively vote that Fund’s shares, and at any time, the Proxy Voting Committee of each Fund may take and exercise in its sole discretion the entire voting power with respect to the shares held by such Fund under special circumstances such as regulatory considerations.
(5)	Based on a Schedule 13G/A filed with the SEC on February 14, 2017 by Camber Capital Management LLC and Stephen DuBois reporting that they beneficially own 10,810,000 shares for which they have shared voting power and shared dispositive power.
(6)	Based on (1) a Schedule 13G filed with the SEC on February 13, 2017 by (i) Venor Capital Management LP, which beneficially owns 6,295,781 shares, for which it has shared voting power and shared dispositive power; (ii) Venor Capital Management GP LLC, which beneficially owns 6,295,781 shares, for which it has shared voting power and shared dispositive power; (iii) Jeffrey A. Bersh, who beneficially owns 6,295,781 shares, for which he has shared voting power and shared dispositive power; and (iv) Michael J. Wartell, who beneficially owns 6,295,781 shares, for which he has shared voting power and shared dispositive power; and (2) the Form 8-K disclosing the Company’s entry into a Stock Purchase Agreement between the Company and Venor Capital Management LP and affiliated funds (the “Purchasers”) filed with the SEC on March 2, 2017 pursuant to which the Company sold an aggregate of 3,300,000 shares of its common stock to the Purchasers.
(7)	Based on a Schedule 13G/A filed with the SEC on February 14, 2017 by (i) North Tide Capital Master, LP, which beneficially owns 6,750,000 shares, for which it has shared voting power and shared dispositive power; (ii) North Tide Capital, LLC, which beneficially owns 8,500,000 shares, for which it has shared voting power and shared dispositive power; and (iii) Conan Laughlin, who beneficially owns 8,500,000 shares, for which he has shared voting power and shared dispositive power. North Tide Capital, LLC serves as investment manager to both the North Tide Capital Master, LP and a managed account client.
(8)	Based on a Schedule 13G/A filed with the SEC on February 14, 2017 by (i) Ardsley Partners Fund II, L.P., which beneficially owns 2,099,400 shares for which it has shared voting power and shared dispositive power; (ii) Ardsley Partners Institutional Fund, L.P., which beneficially owns 2,461,000 shares for which it has shared voting power and shared dispositive power; (iii) Ardsley Duckdive Fund, L.P., which beneficially owns 200,000 shares for which it has shared voting power and shared dispositive power; (iv) Ardsley Partners Advanced Healthcare Fund, L.P., which beneficially owns 1,439,600 shares for which it has shared voting power and shared dispositive power; (v) Ardsley Healthcare Fund, L.P., which beneficially owns 100,000 shares for which it has shared voting power and shared dispositive power; (vi) Ardsley Ridgecrest Partners Fund, L.P., which beneficially owns 50,000 shares for which it has shared voting power and shared dispositive power; (vii) Ardsley Advisory Partners, which beneficially owns 6,350,000 shares for which it has shared voting power and shared dispositive power; (viii) Ardsley Partners I, which beneficially owns 6,050,000 shares for which it has shared voting power and shared dispositive power; and (ix) Philip J. Hempleman, who beneficially owns 6,350,000 shares for which he has shared voting power and shared dispositive power.
(9)	Includes 263,310 shares of Common Stock issuable upon conversion of 10,823 shares of Series A Preferred Stock, 14,942,260 shares of Common Stock issuable upon conversion of 614,177 shares of Series C Preferred Stock and the full exercise of 1,800,000 Class A warrants and 1,800,000 Class B warrants owned by Coliseum. Mr. Shackelton, as the Managing Partner of Coliseum, is deemed to beneficially own all 24,427,980 shares of Common Stock, of which he has shared voting and shared dispositive power for such shares.
(10)	Includes 1,605,000 shares issuable upon exercise of options held by Mr. Smith.
(11)	Includes 423,334 shares issuable upon exercise of options held by Mr. Evans.
(12)	Includes 277,500 shares issuable upon exercise of options held by Mr. Stiver.
(13)	Includes 250,000 shares issuable upon exercise of options held by Mr. Luthin.
(14)	Includes 133,334 shares issuable upon exercise of options held by Mr. Kreger.
(15)	Includes 20,000 shares issuable upon vesting of restricted stock held by Mr. Bronfein.
(16)	Includes 20,000 shares issuable upon vesting of restricted stock held by Mr. Pate.
(17)	Includes 20,000 shares issuable upon vesting of restricted stock held by Mr. Golding.
(18)	Includes 20,000 shares issuable upon vesting of restricted stock held by Mr. Goldstein.
(19)	Includes 20,000 shares issuable upon vesting of restricted stock held by Dr. Nguyen.
(20)	Includes 30,001 shares issuable upon exercise of options held by Mr. Jeffcoat.
(21)	Includes 586,669 shares issuable upon exercise of options. The 24,427,980 shares of Common Stock beneficially owned by Mr. Shackelton are not included in this calculation. If the 24,427,980 shares of Common Stock beneficially owned by Mr. Shackelton were to be included in this calculation, the number of shares beneficially owned by the Directors and Officers as a group would equal 25,413,816, representing approximately 18.1% of the class.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and beneficial owners of more than 10% of Common Stock to file with the SEC initial reports of ownership and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company. Based solely on the Company’s review of the copies of such forms received by it, and written representations from certain of such persons, the Company believes that, during the fiscal year 2016, its executive officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them.

Equity Compensation Plan Information

The following table sets forth information relating to equity securities authorized for issuance under the Company’s equity compensation plans as of December 31, 2016.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	6,046,893	$5.40	6,775,475
Equity compensation plans not approved by security holders	—	—	—
Total	6,046,893	$5.40	6,775,475

(1)	Columns (a) and (b) include outstanding awards under the BioScrip, Inc. Amended and Restated 2008 Equity Incentive Plan (the “2008 Plan”) and the BioScrip/CHS 2006 Equity Incentive Plan, as Amended and Restated (the “CHS Plan”). Column (c) includes securities remaining available for future issuance under only the 2008 Plan. At the Company’s 2014 Annual Meeting of Stockholders (the “2014 Annual Meeting”), the stockholders approved amendments to the 2008 Plan; as a result, no further awards will be made under the CHS Plan.

The following table sets forth information relating to the number of stock options and shares of restricted stock granted by the Company in fiscal years 2016, 2015 and 2014:

Fiscal Year	Stock Options Granted (#)	Restricted Stock Granted (#)
2016	492,810	535,858
2015	1,436,500	68,000
2014	1,906,000	100,000

PROPOSAL 1 — ELECTION OF DIRECTORS

General

The Company’s bylaws provide that the Board consists of the number of directors as is designated from time to time by resolution of the Board. Directors hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified, or until any such director’s earlier death, resignation or removal. Vacancies on the Board and newly created directorships will generally be filled by the vote of a majority of the directors then in office, and any directors so chosen hold office until the next annual meeting of stockholders. In voting for directors, each stockholder is entitled to cast one vote for each share of Common Stock owned (including holders of Preferred Stock on an as-converted into Common Stock basis) for each nominee. Stockholders are not entitled to cumulative voting in the election of directors. If a quorum is present, the seven nominees who receive the greatest number of votes will be elected to the Board. In the unanticipated event that one or more of the nominees becomes unavailable as a candidate for director, the persons named in the accompanying proxy will vote for another candidate nominated by the Board. Each nominee has agreed to serve on the Board if elected. We have no reason to believe that any nominee will be unable to serve.

Based on the recommendation of the Governance, Compliance and Nominating Committee and approval of the Board, the following seven candidates have been nominated for election to the Board at the Annual Meeting: Michael G. Bronfein, David W. Golding, Michael Goldstein, Daniel E. Greenleaf, Steven Neumann, Tricia H. Nguyen and R. Carter Pate. All of the candidates currently serve as directors and were elected by stockholders at our 2016 Annual Meeting except for Mr. Greenleaf, who was appointed by our Board on September 9, 2016, and Mr. Neumann, who was appointed by our Board on January 20, 2017.

As previously disclosed in the Company’s 2015 and 2016 proxy statements, on February 6, 2015, the Company entered into an Investor Agreement (the “Investor Agreement”) with Cloud Gate Capital LLC and DSC Advisors, LLC, which together and with their respective affiliates beneficially owned approximately seven percent (7%) of the Company’s outstanding Common Stock as of the date of the Investor Agreement. Pursuant to the Investor Agreement, the Company agreed, among other things, to nominate Mr. Golding for election to the Board at the Company’s 2015 Annual Meeting of Stockholders and appoint Mr. Golding as a member of the Governance, Compliance and Nominating Committee of the Board if he were elected.

As also previously disclosed, on March 9, 2015, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with CCP, CCP II and Blackwell Partners, LLC, Series A (collectively, the “Coliseum Investors”), each of which is an affiliate of Coliseum. Pursuant to the terms of the Purchase Agreement, the Company issued and sold to the Coliseum Investors an aggregate of (a) 625,000 shares of Series A Preferred Stock, (b) 1,800,000 Class A warrants, and (c) 1,800,000 Class B warrants. The terms of the Series A Preferred Stock permit the holders of a majority of the Series A Preferred Stock to, without the consent of any other stockholders, elect one member of the Board for so long as shares of the Series A Preferred Stock represent, on an as-converted to Common Stock basis, at least five percent (5%) of the outstanding voting stock of the Company.

On June 10, 2016, the Company entered into an Exchange Agreement (the “Series B Exchange Agreement”) with the Coliseum Investors, whereby the Company exchanged 614,177 shares of the existing Series A Preferred Stock for an identical number of shares of Series B Convertible Preferred Stock (the “Series B Preferred Stock”), which had the same terms as the Series A Preferred Stock, except that the terms of the Series B Preferred Stock included the authority of the holders of the Series B Preferred Stock to waive the requirement that the Company reserve a sufficient number of shares of Common Stock to allow for the conversion of the Series B Preferred Stock. Then, on June 14, 2016, the Company entered into an Exchange Agreement (the “Series C Exchange Agreement”) with the Coliseum Investors, whereby the Company exchanged all 614,177 shares of Series B Preferred Stock for an identical number of shares of Series C Preferred Stock, which had the same terms as the Series B Preferred Stock, except that the terms of the Series C Preferred Stock provide that the 11.5% per annum rate of non-cash dividends payable on the shares of the Series C Preferred Stock will be reduced based on the achievement by the Company of specified financial performance metrics. The terms of the Series C Preferred Stock permit the holders of a majority of the Series C Preferred Stock to, without the consent of any other stockholders, elect one member of the Board for so long as shares of the Series C Preferred Stock represent, on an as-converted to Common Stock basis, at least five percent (5%) of the outstanding voting stock of the Company.

As a result of the transactions described above, the Series A Preferred Stock no longer represents, on an as-converted to Common Stock basis, at least five percent (5%) of the outstanding voting stock of the Company and, accordingly, the holders of a majority of the Series A Preferred Stock no longer have the right to elect one member of the Board. The Series C Preferred Stock now represents, on an as-converted to Common Stock basis, at least five percent (5%) of the outstanding voting stock of the Company. As a result, the holders of a majority of the Series C Preferred Stock have the right to elect one member of the Board. The Company expects that Mr. Shackelton will be elected as the Series C Director on or before the date of the Annual Meeting pursuant to a unanimous written consent of the Coliseum Investors, which hold all of the shares of Series C Preferred Stock.

On June 11, 2016, the Company entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) by and among the Company, HomeChoice Partners, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, HS Infusion Holdings, Inc., a Delaware corporation (“Home Solutions”) and each of the subsidiaries of Home Solutions set forth on the signature pages to the Asset Purchase Agreement (collectively, the “Home Solutions Subsidiaries” and together with Home Solutions, the “Sellers”). Pursuant to the Asset Purchase Agreement, the Company agreed to acquire substantially all of the assets and assume certain liabilities of the Sellers (the “Home Solutions Transaction”). The Asset Purchase Agreement also provides that, upon consummation of the Transaction, which occurred on September 9, 2017, (1) for so long as Daniel Greenleaf remains the Chief Executive Officer of the Company, Mr. Greenleaf will be a member of the Company’s Board and (2) the Sellers will be entitled to designate one member to the Board for a period of three years, provided that this designation right will terminate if the Sellers own less than 50% of the equity interests of the Company issued to Home Solutions pursuant to the Asset Purchase Agreement. Mr. Neumann is the Sellers’ designee.

Current Directors and Nominees for Director

Series C Director Designee

Christopher S. Shackelton, 37, has been a director since March 2015, when he was appointed pursuant to the Purchase Agreement that the Company entered into with the Coliseum Investors. Mr. Shackelton is a co-founder at Coliseum Capital Management, LLC and serves as its Managing Partner. Since 2012, he has served as a director of Providence Service Corporation, and he currently serves as Chairman of its board of directors. He has also served as a director and on the Audit Committee and Corporate Development Committee of LHC Group Inc. since 2012, and as a director of Universal Technical Institute, Inc. since 2016. Mr. Shackelton previously served on the board of directors of Advanced Emissions Solutions, Inc. from 2014 to 2016, Rural/Metro Corp. from 2008 to 2011 and Interstate Hotels & Resorts, Inc. from 2009 to 2010. He currently serves as a Trustee for New Haven Community Outreach, Connecticut Open at Yale and the W.S. Johnson Foundation. Earlier in his career, Mr. Shackelton served as an analyst for Morgan Stanley & Co. and Watershed Asset Management LLC. We believe Mr. Shackelton’s experience serving as a director for public companies and his financial and investment background are particularly relevant for his service on the Board.

Director Nominees

Daniel E. Greenleaf, 52, has been a director since September 2016. Mr. Greenleaf served as Chairman and Chief Executive Officer of Home Solutions, a home infusion services provider, from December 2013 through the Company’s acquisition of substantially all of the assets of Home Solutions in September 2016, when Mr. Greenleaf was named President and Chief Executive Officer of the Company and appointed to the Board. Prior to joining Home Solutions, Mr. Greenleaf served as President and Chief Executive Officer of Coram Specialty Infusion Services and as Chief Operating Officer of Apria Healthcare Group. He joined Coram/Apria in April 2008 and led significant revenue and earnings increases before his departure in 2013. Before joining Apria/Coram, Mr. Greenleaf served as President and Chief Operating Officer of VioQuest Pharmaceuticals, a publicly traded pharmaceutical company and as President of U.S. Operations for Celltech Biopharmaceuticals. Mr. Greenleaf holds a Bachelor of Arts in Economics from Dennison University and a Master of Business Administration from the University of Miami. Mr. Greenleaf also served as a Captain and

Navigator in the United States Air Force. We believe Mr. Greenleaf’s significant experience in the healthcare and home infusion industries, and in particular his experience as Chief Executive Officer of Home Solutions and Coram, are particularly relevant to Mr. Greenleaf’s service on the Board. Further, as the only Board member who is also a member of the Company’s management team, Mr. Greenleaf provides management’s perspective in Board discussions about the operations and strategic direction of the Company.

Michael G. Bronfein, 61, has been a director since April 2016. Mr. Bronfein currently serves as the CEO of Curio Wellness, a position he has held since August 2016. Since 2014, Mr. Bronfein has also served as an independent consultant to and investor in development stage companies within the healthcare industry. Throughout his career, Mr. Bronfein has founded or co-founded and grown a number of companies, with a focus on healthcare services, technologies, software and distribution. From 2010 to 2013, Mr. Bronfein served as Chairman and CEO of Remedi SeniorCare, which grew from a start up to the fifth-largest long term care pharmacy in the United States. Prior to joining Remedi, from 1999 to 2012, Mr. Bronfein was senior managing director of Sterling Partners, a private equity fund with a focus on education, healthcare services and technologies, and business services. Mr. Bronfein led Sterling’s healthcare investing and served as a director of several Sterling portfolio companies, including two companies that eventually completed initial public offerings. From 1991 to 1999, Mr. Bronfein was co-founder, Chairman and CEO of NeighborCare, which grew to the second-largest long term and managed care pharmacy in the United States. We believe Mr. Bronfein’s healthcare industry experience, combined with his finance and business operations background, are relevant to his service on the Board.

David W. Golding, 55, has been a director since May 2015. Since 2011, Mr. Golding has served as an independent consultant to national managed care organizations, specialty pharmacy providers, pharmacy benefit management businesses and other healthcare companies. Mr. Golding currently serves as a director of VirMedica, Inc., a healthcare technology solutions company; Dunn Meadow Pharmacy, a specialized pain management pharmacy; and Global Healthcare Integrators, an international medication therapy management provider. Mr. Golding also served as a director of Salveo Specialty Pharmacy, Inc., an independent specialty pharmacy company, from 2013 to 2015. From 1987 to 2011, Mr. Golding worked at CVS Caremark, beginning his service in various capacities in the home infusion segment and culminating as Executive Vice President of Specialty Pharmacy within the pharmacy benefit management and mail service pharmacy division of CVS Health Corporation. Mr. Golding received his bachelor’s degree in pharmacy from the University of Illinois in 1984 and began his career as a Pharmacist at Cook County Hospital and a Clinical Pharmacist at St Anthony’s Memorial Hospital. We believe Mr. Golding’s clinical training, healthcare industry experience within the home infusion and specialty pharmacy, hospital and retail sectors, and executive pharmacy business skills are relevant to his service on the Board.

Michael Goldstein, 75, has been a director since May 2015. Mr. Goldstein currently serves as a director and a member of the Audit and Nominating and Governance Committees of the board of directors of Teladoc, Inc., a publicly traded provider of telehealth services. Since 2011, Mr. Goldstein has served as a global senior advisor of Jefferies & Company, Inc., an investment banking firm. From 2002 to 2012, he served as a director and Chairman of the Audit Committee of 4Kids Entertainment, Inc., an entertainment merchandise licensing company. From 2005 to 2012, Mr. Goldstein served as a director, Chairman of the Nominating and Governance Committee and as a member of the Audit Committee and the Mergers and Acquisitions Committee of Medco Health Solutions, Inc., a pharmacy benefits management company. Mr. Goldstein also served as a director of Pacific Sunwear of California, Inc., a retail clothing company, from 2006 until 2016. Mr. Goldstein previously held senior management positions in the retail industry, serving as Chief Executive Officer of Toys “R” Us, Inc., a toy retailer (“TOYS”), from 1994 to 1998, and then as TOYS’ Acting Chief Executive Officer from 1999 to 2000. He also served as the Chief Financial Officer of TOYS and as Senior Executive Vice President of Operations and Finance of Lerner Stores Corporation, a chain department store retailer. Mr. Goldstein began his career as an accountant at Ernst & Young, where he served as an audit partner for six years. We believe that Mr. Goldstein’s extensive finance and business operations background, as well as his prior experience serving on the boards of directors of public companies, are relevant to his service on the Board.

Steven Neumann, 49, has been a director since January 2017. Mr. Neumann is currently a managing partner and co-founder of Latticework Capital Management, a private equity firm that focuses on investing in healthcare companies, and serves as a consultant with KRG Capital Partners, a private equity firm. Before co-founding Latticework, Mr. Neumann was a managing director at KRG until September 2016. Mr. Neumann joined KRG in 1998, where he focused on healthcare investments and served on the boards of a number of KRG portfolio companies, including Home Solutions. We believe that Mr. Neumann’s substantial healthcare and investment experience, including his experience as a director of Home Solutions, are relevant to his service on the Board.

Tricia Nguyen, 44, has been a director since January 2014. Dr. Nguyen has been the Executive Vice President of Texas Health Resources, a nonprofit hospital system, since October 2013. From August 2011 to September 2013, Dr. Nguyen was Chief Medical Officer of Banner Health Network, an accountable care organization with more than 2,500 physicians. From April 2011 to August 2011, she was a consultant for Swope Health Services, a system of federally qualified clinics in Kansas providing primary health care, dental and behavioral health services. From April 2010 to April 2011, Dr. Nguyen was Chief Medical Officer of Blue Cross Blue Shield of Kansas City, a non-profit health insurance company. From April 2008 to April 2010, Dr. Nguyen was the Senior Medical Director of Blue Cross Blue Shield of Florida, a non-profit health insurance company. From August 2005 to April 2008, Dr. Nguyen was Vice President and Market Medical Officer of Humana, Inc., a managed health care company that markets and administers health insurance. Dr. Nguyen is President of Texas Health Population Health, Education, Research and Innovation Center, which focuses on sharing best practices, disseminating information about innovative approaches, leading physician-directed population health initiatives and coordinating community-based well-being collaboration. We believe her experience in the healthcare industry and managerial background, particularly her past managerial experience with health insurance companies, together with her medical experience, are particularly relevant to Dr. Nguyen’s service on the Board.

R. Carter Pate, 62, has been a director since May 2015 and serves as the Chairman of the Board. Since 2014, Mr. Pate has served as an independent strategic advisor to MV Transportation, Inc., the largest privately-owned passenger transportation contracting firm based in the U.S. (“MV”) and a director, since 2016, of Advanced Emissions Solutions, Inc., a publicly traded emissions solutions provider. He previously served as Chief Executive Officer of MV from 2011 to 2014. From 1996 to 2011, Mr. Pate was employed by PricewaterhouseCoopers, LLP (“PwC”). From 2009 to 2011, he was the Global and U.S. Managing Partner of PwC’s Capital Projects and Infrastructure practice, and from 2005 to 2009, he was the U.S. Managing Partner of Government Services. From 2004 to 2005, Mr. Pate was PwC’s Managing Partner of U.S. Markets, and from 2000 to 2004, Mr. Pate was PwC’s Managing Partner of Advisory Services. He served as PwC’s US Leader Restructuring Services from 1998 to 2000, and as a Restructuring Partner from 1996 to 1998. Mr. Pate previously founded his own management consulting firm, served as a director and Interim President and Chief Executive Officer of Sun Television and Appliances, Inc., a television and radio retailer, as a director and Chief Executive Officer of Sun Coast Industries, Inc., and as Director of Finance at William Hudson Chemical Trading. We believe Mr. Pate’s business and financial background, as well as his experience as a senior executive and manager, are relevant to his service on the Board.

There is no family relationship among the Series C Director Designee, any other Director Nominees, any current director or any executive officers of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE SEVEN DIRECTOR NOMINEES NAMED ABOVE

PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT OF
THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The Board is asking that stockholders ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm. While the Company’s bylaws do not require stockholder ratification, the Company is asking its stockholders to ratify this appointment because it believes such a proposal is a matter of good corporate practice. If the stockholders do not ratify the appointment of KPMG LLP, the Audit Committee will reconsider whether to retain KPMG LLP as the Company’s independent registered public accounting firm, but may determine to do so nonetheless. Even if the appointment of KPMG LLP is ratified by the stockholders, the Audit Committee may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its stockholders.

KPMG LLP served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2016, 2015 and 2014. A representative of KPMG LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement, if he or she desires to do so, and to be available to respond to appropriate questions from stockholders.

Public Accounting Fees and Services

The following table shows the aggregate fees billed to the Company by KPMG LLP for services rendered during the years ended December 31, 2015 and 2016:

	Years Ended December 31,
Description of Fees	2015	2016
Audit Fees	$6,100,000	$1,300,000
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	$208,077
Total Fees	$6,100,000	$1,508,077

Audit Fees

Audit fees consist of the aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company’s financial statements as of and for the year ended December 31, 2015 and December 31, 2016, the audit of the Company’s internal control over financial reporting as of December 31, 2015 and 2016, and its reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K for 2015 and 2016.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” The Company did not have any such fees from KPMG LLP during the fiscal years ended December 31, 2015 and 2016, respectively.

Tax Fees

Tax fees consist of the aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning. The Company did not have any such fees from KPMG LLP during the fiscal years ended December 31, 2015 and 2016, respectively.

All Other Fees

All other fees consist of the aggregate fees for professional services rendered by KPMG LLP in connection with the Home Solutions Transaction and related expenses. The Company did not have any such fees from KPMG LLP during the fiscal year ended December 31, 2015.

Pre-Approval of Audit and Non-Audit Services

In accordance with the provisions of the Audit Committee charter, the Audit Committee must pre-approve all audit and non-audit services, and the related fees, provided to the Company by its independent registered public accounting firm, or subsequently approve non-audit services in those circumstances where a subsequent approval is necessary and permissible under the Exchange Act or the rules of the SEC. Accordingly, the Audit Committee pre-approved all services provided and fees charged by KPMG LLP during the years ended December 31, 2015 and December 31, 2016 and has concluded that the provision of these services is compatible with KPMG’s independence.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2017.

PROPOSAL 3 — APPROVAL OF THE COMPANY’S TAX ASSET PROTECTION PLAN

The Board is asking stockholders to approve the Tax Asset Protection Plan, dated August 11, 2016 (the “TAPP”). If our stockholders do not approve the TAPP by or on August 11, 2017, the TAPP will automatically expire on that date.

Background

We believe that we have valuable tax attributes which are significant assets of the Company. As of December 31, 2016, we had several domestic tax attributes, including federal net operating loss carryforwards (“NOLs”) of approximately $302 million, which expire over a period ranging from five to twenty years (the “Tax Assets”). Under the Internal Revenue Code and regulations promulgated by the U.S. Treasury Department, the Company may carry forward or otherwise utilize these Tax Assets in certain circumstances to offset any current and future taxable income and thus reduce the Company’s federal income tax liability, subject to certain requirements and restrictions. To the extent that the Tax Assets do not otherwise become limited, the Company believes that it will have available a significant amount of Tax Assets in future years, and therefore these Tax Assets could be a substantial asset to the Company.

Our ability to use the Tax Assets could be substantially limited or delayed, however, if we experience an “ownership change,” as defined in Section 382 of the Internal Revenue Code. In general, an ownership change occurs if there is a cumulative change in the ownership of BioScrip by 5% stockholders (as defined for tax purposes) that exceeds 50 percentage points over a rolling three-year period. Accordingly, on August 11, 2016, after consultation with the Company’s legal, tax and investment banking advisors, the Board adopted the TAPP in order to protect the Company’s ability to utilize its Tax Assets.

Calculating whether an “ownership change” has occurred is subject to uncertainty. This uncertainty arises from the complexity and ambiguity inherent in Section 382 of the Internal Revenue Code, as well as limitations on the knowledge that any publicly traded company can have about the ownership of and transactions in its securities. We have analyzed the information available, along with various scenarios of possible future changes in ownership. In light of this analysis, we believe that, in the absence of the TAPP, it is possible that we could undergo a subsequent “ownership change” under Section 382 of the Internal Revenue Code, which would substantially reduce our ability to utilize the Tax Assets. We believe the implementation of the TAPP will serve the interests of all stockholders given the size of the Tax Assets and the potential loss of value should changes in our stock ownership occur that are sufficient to cause a 50 percentage point or greater “ownership change.”

The TAPP is intended to act as a deterrent to any person acquiring beneficial ownership of 4.9% or more of the Company’s outstanding Common Stock without the approval of the Board. Stockholders who beneficially own 4.9% or more of the Company’s outstanding Common Stock upon execution of the TAPP will not trigger the TAPP so long as they do not acquire beneficial ownership of additional shares of Common Stock. The Board may, in its sole discretion, also exempt any person from triggering the TAPP.

If the stockholders do not approve the TAPP, the TAPP will expire on August 11, 2017. If the stockholders approve the TAPP, it will expire on the earlier of (a) August 11, 2019, (b) the time at which the Rights (described below) are redeemed pursuant to the TAPP, (c) the time at which the Rights are exchanged in full pursuant to the TAPP, (d) the effective date of the repeal of both Section 382 and Section 383 of the Internal Revenue Code, or any successor provisions or replacement provisions, if the Board determines that the TAPP is no longer necessary for the preservation of Tax Assets or (e) the beginning of a taxable year of the Company for which the Board determines that the Company has or will have no Tax Assets.

Summary of Terms of the TAPP

The following description of the terms of the TAPP does not purport to be complete and is qualified in its entirety by reference to the TAPP, which is attached as Annex A and is incorporated herein by reference. We urge you to read carefully the TAPP in its entirety, as the discussion below is only a summary. All capitalized terms used in the following description but not otherwise defined herein have the meanings ascribed to such terms in the TAPP.

The Rights.  On August 11, 2016, the Board declared a dividend of one preferred share purchase right (each, a “Right”) for each outstanding share of Common Stock to stockholders of record as of the close of business on August 25, 2016. One Right will also be issued together with each share of Common Stock issued after August 25, 2016 but before the Distribution Date (as defined below) and, in certain circumstances, after the Distribution Date. Subject to the terms, provisions and conditions of the TAPP, if the Rights become exercisable, each Right would initially represent the right to purchase from the Company one ten-thousandth of a share of the Company’s Series D Junior Participating Preferred Stock, par value $0.0001 per share (the “Series D Preferred Stock”) for a purchase price of $14.00 (the “Purchase Price”). If issued, each fractional share of Series D Preferred Stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of Common Stock. However, prior to exercise, a Right does not give its holder any rights as a stockholder of the Company, including, without limitation, any dividend, voting or liquidation rights.

Initial Exercisability.  The Rights will not be exercisable until the earlier of (i) ten business days after a public announcement that a person has become an “Acquiring Person” by acquiring beneficial ownership of 4.9% or more of the Company’s outstanding Common Stock, or, in the case of a person that had beneficial ownership of 4.9% or more of the Company’s outstanding Common Stock upon execution of the TAPP, by obtaining beneficial ownership of additional shares of Common Stock or (ii) ten business days (or such later date as may be specified by the Board prior to such time as any person becomes an Acquiring Person) after the commencement of a tender or exchange offer by or on behalf of a person that, if completed, would result in such person becoming an Acquiring Person.

The date that the Rights become exercisable is referred to as the “Distribution Date.” Until the Distribution Date, Common Stock certificates or the ownership statements issued with respect to uncertificated shares of Common Stock will evidence the Rights. Any transfer of shares of Common Stock prior to the Distribution Date will also constitute a transfer of the associated Rights. After the Distribution Date, separate rights certificates will be issued and the Rights may be transferred other than in connection with the transfer of the underlying shares of Common Stock unless and until the Board has determined to effect an exchange pursuant to the TAPP (as described below).

Flip-In Event.  In the event that a person becomes an Acquiring Person, each holder of a Right, other than Rights that are or, under certain circumstances, were beneficially owned by the Acquiring Person (which will thereupon become null and void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, a number of shares of Common Stock having a market value of two times the Purchase Price.

Redemption.  At any time until a person becomes an “Acquiring Person”, the Board may redeem the Rights in whole, but not in part, at a price of $0.00001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Exchange.  At any time after a person becomes an Acquiring Person, the Board may exchange the Rights (other than Rights that have become null and void), in whole or in part, at an exchange ratio of one share of Common Stock, or a fractional share of Series D Preferred Stock (or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment). Immediately upon an exchange of any Rights, the right to exercise such Rights will terminate and the only right of the holders of Rights will be to receive the number of shares of Common Stock (or fractional share of Series D Preferred Stock or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) equal to the number of such Rights held by such holder multiplied by the exchange ratio. The Board shall not be empowered to effect such exchange at any time after an Acquiring Person becomes the beneficial owner of 50% or more of the Company’s outstanding Common Stock.

Expiration.  The Rights and the TAPP will expire on the earlier of (i) the Close of Business on the earlier of (a) August 11, 2019, or (b) August 11, 2017 if stockholder approval of the TAPP has not been received by or on such date, (ii) the time at which the Rights are redeemed pursuant to the TAPP, (iii) the time at which the Rights are exchanged in full pursuant to the TAPP, (iv) the effective date of the repeal of both Section 382 and Section 383 of the Internal Revenue Code, or any successor provisions or replacement provisions, if the Board determines that the TAPP is no longer necessary for the preservation of tax benefits or (v) the beginning of a taxable year of the Company for which the Board determines that the Company has or will have no tax benefits.

Anti-Dilution Provisions.  The Board may adjust the Purchase Price, the number of shares of Series D Preferred Stock or other securities or assets issuable and the number of outstanding Rights to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, a stock split or a reclassification of the Series D Preferred Stock or Common Stock. With certain exceptions, no adjustments to the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price.

Amendments.  For so long as the Rights are redeemable, the Board may supplement or amend any provision of the TAPP in any respect without the approval of the holders of the Rights. From and after the time the Rights are no longer redeemable, the Board may supplement or amend the TAPP only to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions, or to make any additional changes to the TAPP which the Company may deem necessary or desirable, but only to the extent that those changes do not impair or adversely affect any Rights holder (other than an Acquiring Person or any Affiliate or Associate of an Acquiring Person or certain of their transferees) and do not result in the Rights again becoming redeemable or the TAPP again becoming amendable other than in accordance with this sentence.

Certain Considerations Related to the TAPP

Our Board believes that protecting the Tax Assets is in the Company’s and our stockholders’ best interests. Nonetheless, we cannot eliminate the possibility that changes in our stock ownership will occur sufficient to cause an “ownership change” even if the TAPP is approved. You should consider the factors below when making your decision.

Future Use and Amount of the Tax Assets is Uncertain.  Our use of the Tax Assets depends on our ability to generate taxable income in the future. We cannot assure you whether we will have taxable income in any applicable period or, if we do, whether such income will exceed any potential Section 382 limitation and therefore we cannot assure you that we will realize the full value of the Tax Assets.

Potential Challenge to the Tax Assets.  The amount of the Tax Assets has not been audited or otherwise validated by the Internal Revenue Service (the “IRS”). The IRS could challenge the amount of the Tax Assets, which could result in an increase in our liability for income taxes. In addition, determining whether an “ownership change” has occurred is subject to uncertainty, both because of the complexity and ambiguity of the Section 382 provisions and because of limitations on the knowledge that any publicly traded company can have about the ownership of, and transactions in, its securities on a timely basis. Therefore, we cannot assure you that the IRS or other taxing authority will not claim that we experienced an “ownership change” and attempt to reduce the benefit of the Tax Assets even if the TAPP is in place.

Continued Risk of Ownership Change.  Although the TAPP is intended to diminish the likelihood of an “ownership change,” we cannot assure you that it will be effective. The amount by which our ownership may change in the future could, for example, be affected by purchases and sales of stock by stockholders and new issuances or repurchases of stock by us, should we choose to do so.

Potential Effects on Liquidity.  The TAPP is intended to deter persons or groups of persons from acquiring beneficial ownership of shares of our Common Stock in excess of the specified limitation. A stockholder’s ability to dispose of our Common Stock may be limited if the TAPP reduces the number of persons willing to acquire our Common Stock or the amount they are willing to acquire.

Potential Impact on Value.  The TAPP could negatively impact the value of our Common Stock by deterring persons or groups of persons from acquiring shares of our Common Stock, including in acquisitions for which some stockholders might receive a premium above market value.

Anti-Takeover Effect.  Our Board adopted the TAPP to diminish the risk that our ability to use the Tax Assets to reduce potential federal income tax obligations becomes limited. Nonetheless, the TAPP may have an “anti-takeover effect” because it will deter a person or group of persons from acquiring beneficial ownership of 4.9% or more of our Common Stock or, in the case of persons or persons that already own 4.9% or more of our Common Stock, from acquiring any additional shares of our Common Stock. The TAPP could discourage a merger, tender offer or accumulations of substantial blocks of shares.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE
APPROVAL OF THE COMPANY’S TAX ASSET PROTECTION PLAN

PROPOSAL 4 — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Company is again providing its stockholders an advisory vote on the compensation of our named executive officers, also known as a “say-on-pay” proposal. At the Company’s 2011 Annual Meeting of Stockholders (the “2011 Annual Meeting”), holding future non-binding advisory votes every year received the most votes from the Company’s stockholders, and the Board subsequently adopted this as its official position. Accordingly, this Proposal 4 is being submitted to you to obtain the non-binding advisory vote of the stockholders in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act, Section 14A of the Exchange Act and the SEC’s rules. After the Annual Meeting, unless the Board modifies its position and subject to the outcome of the vote on Proposal 5, the Company expects that the next stockholder advisory vote on the Company’s executive compensation program will occur at the Company’s 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”).

This proposal will give stockholders the opportunity to endorse the Company’s executive compensation programs and policies and the resulting compensation for the named executive officers, as described in this Proxy Statement in the Executive Compensation section, including the Compensation Discussion and Analysis, the tabular disclosure regarding such compensation and the Company’s accompanying narrative disclosure. Because the vote on this Proposal 4 is advisory, the results will not be binding on the Compensation Committee, and the results will not affect, limit or augment any existing compensation or awards. The Compensation Committee will, however, take into account the outcome of the vote when considering future compensation arrangements.

The Compensation Committee believes the following design features are key to the program’s success and promotion of stockholders’ interests:

•	Paying for performance: Other than base salaries, all other components of compensation are variable and dependent on achievement of business and/or financial performance;
•	Encouraging long-term decision-making: Stock options vest over three years and may normally be exercised over ten years;
•	Rewarding achievement of the Company’s business and financial performance: Amounts available for annual incentive awards are based on Company performance compared to its business plan; individual awards take account of business unit and individual executive performance relative to their goals; and
•	Avoiding incentives that might cause executives to take excessive risk: The Company makes discretionary rather than formulaic awards and uses Adjusted EBITDA and other strategic measures as a key performance indicator; potential incentive compensation is capped.

At the same time, the Company’s executive compensation programs exclude practices that would be contrary to the Company’s compensation philosophy and contrary to stockholders’ interests. For example, the Company’s executive compensation program:

•	does not provide executives with guaranteed bonuses;
•	does not provide contractual change-in-control cash severance pay beyond two times annual compensation, composed of based salary and bonus; and
•	prohibits the buying or selling of puts, calls, straddles, collars or other similar risk reduction devices, including publicly traded options, designed to hedge or offset any decrease in the market value of the Company’s securities.

The Compensation Committee and the Board believe that the Company’s compensation programs and policies, and the compensation of the named executive officers, as described above and in the Executive Compensation section of this Proxy Statement, promote the Company’s business objectives with appropriate compensation delivered in appropriate forms. The compensation of the named executive officers reflects the Compensation Committee’s independent evaluation of those officers.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION AS FOLLOWS:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

PROPOSAL 5 — ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

As described in Proposal 4, our stockholders are being asked to approve the compensation of our named executive officers, as reported in this proxy statement. In accordance with Section 14A of the Exchange Act, Proposal 5 gives stockholders the opportunity to cast a non-binding advisory vote on whether future advisory votes on executive compensation should occur every year, every two years or every three years. The next such advisory vote on the frequency of advisory votes on executive compensation will be in 2023.

After careful consideration, the Board has determined that continuing to hold the advisory vote on executive compensation every year is the most appropriate policy for the Company at this time, and recommends that stockholders vote for future advisory votes on executive compensation to occur every year. While the Company’s executive compensation programs are designed to promote a long-term connection between pay and performance, the Board recognizes that executive compensation disclosures are made annually. Holding an annual advisory vote on executive compensation provides the Company with more direct and immediate feedback on our compensation programs.

We understand that our stockholders may have different views as to what is an appropriate frequency for advisory votes on executive compensation, and we will carefully review the voting results on this proposal. Stockholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years, or abstain. Stockholders are not voting to approve or disapprove the Board’s recommendation. This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board of Directors. Notwithstanding the Board’s recommendation and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR “EVERY YEAR” ON THE FREQUENCY OF FUTURE ADVISORY
VOTES ON EXECUTIVE COMPENSATION.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

The Board has determined that, except for Mr. Greenleaf, each of its current directors, each of its directors who served in 2016, except for Richard M. Smith, and Mr. Neumann, a new nominee, is independent within the meaning of Rule 5605(a)(2) of the NASDAQ Stock Market Rules (the “NASDAQ Rules”).

Board Leadership

After careful consideration, in January 2011, the Board determined that the best leadership structure for the Company was to bifurcate the leadership roles of Chairman and Chief Executive Officer. The Board believes this structure is optimal for the Company because it permits the Chairman to provide independent leadership to Company oversight, strategic planning and board management, while permitting the Chief Executive Officer to focus more on the Company’s business, day-to-day planning, operations and execution. The Board believes that the separation of the two roles continues to provide the best balance of these important responsibilities. The Board also believes, however, that retaining the flexibility to unify the two roles is beneficial to the Company. Accordingly, the Board intends to continue to exercise its discretion in combining or separating these positions as it deems appropriate depending on the particular circumstances and needs of the Company at any time.

The Board believes that the independent directors provide effective oversight of the Company’s management. Moreover, in addition to the oversight and feedback provided by the independent directors during the course of the Board meetings, the independent directors have regular executive sessions at both the Board and Committee levels.

On September 9, 2016, contemporaneous with the consummation of the Home Solutions Transaction, the Board determined that it was appropriate to increase the size of the Board from seven members to eight members and appointed Mr. Greenleaf as a director to fill the resulting vacancy. On November 3, 2016, Mr. Smith, the Company’s former Chief Executive Officer, resigned from the Board, and on January 20, 2017, the Board appointed Mr. Neumann to fill the resulting vacancy. The Company expects that Mr. Shackelton will be elected to the Board as the Series C Director designee on or before the date of the Annual Meeting pursuant to a unanimous written consent of Coliseum, which holds all of the Series C Preferred Stock. If the stockholders approve each of the nominees for director identified in Proposal 1, the size of the Board will remain at eight members.

Board Role in Risk Oversight

The Board has risk management oversight responsibility for the Company and administers this responsibility both directly and with assistance from its committees. The Board and its committees regularly review material financial, compensation, compliance and operational risks with senior management. As part of its responsibilities as set forth in its charter, the Audit Committee is responsible for reviewing with management the Company’s major financial and other operational risk exposures and the steps management has taken to monitor, and where appropriate mitigate, risks associated with those exposures, including the Company’s procedures and any related policies with respect to risk assessment and risk management. The Audit Committee also oversees the Company’s independent registered public accounting firm, performs a central oversight role with respect to financial risks and, together with the Governance, Compliance and Nominating Committee, addresses compliance risks and reports on its findings at each regularly scheduled meeting of the Board. In addition to compliance risks and reports, the Governance, Compliance and Nominating Committee annually reviews the Company’s corporate governance guidelines and their implementation. And the Compensation Committee considers risks that may arise as a result of or otherwise in connection with the design of the Company’s compensation programs for our executives. Each committee regularly reports to the Board.

Board Diversity

The Governance, Compliance and Nominating Committee believes that diversity of backgrounds and viewpoints is a key attribute for directors. The Board does not have a formal diversity policy, but considers diversity of race, ethnicity, gender, age, cultural background and professional experience in evaluating candidates for Board membership.

Board and Committee Self Assessments

The Governance, Compliance and Nominating Committee oversees a periodic evaluation process whereby the directors evaluate both the Board as a whole and each standing committee of the Board on which he or she serves. The Board and each committee discuss the results which are used, if necessary, to develop action plans.

Board Meetings; Annual Meeting Attendance

The Board held a total of 34 meetings during 2016. Each director attended at least 75% of the Board meetings and the meetings of the committees of the Board on which the director served that were held during his or her period of service in 2016. The Company expects each member of the Board to attend its annual meeting of stockholders, either telephonically or in person, absent a valid reason. All of the directors attended the 2016 Annual Meeting.

Executive Sessions

Independent, non-management directors meet regularly in executive sessions. “Non-management” directors are all those directors who are not employees of the Company. The Company’s non-management directors consist of all of its current directors other than Mr. Greenleaf. An executive session of the Board’s non-management directors is generally held in conjunction with each regularly scheduled Board meeting. In addition, regular executive sessions of non-management directors are held generally at the conclusion of each audit committee meeting and certain other committee meetings. Additional executive sessions may be called at the request of the Board or the non-management directors.

Board Committees

The Company’s standing committees are the Audit Committee; Governance, Compliance and Nominating Committee; and Compensation Committee. Each committee is composed solely of independent directors. Membership in each committee is as follows:

Audit Committee	Governance, Compliance and Nominating Committee	Management Development and Compensation Committee
Michael GoldsteinΩ*	Michael Bronfein*	David W. Golding*
Christopher S. Shackelton	David W. Golding*	Christopher S. Shackelton
R. Carter Pate	Michael Goldstein	R. Carter Pate
Michael G. BronfeinΩ	Tricia H. Nguyen	Steven Neumann
R. Carter Pate

Ω	Designates Audit Committee Financial Expert.
*	Designates committee chairperson.

The Company has adopted a written charter for each of the committees. Stockholders may access the charters for the Audit Committee, Governance, Compliance and Nominating Committee and the Compensation Committee on the Company’s website at www.bioscrip.com under the heading “Investors — Corporate Governance” (the contents of the website are not incorporated into this Proxy Statement).

Audit Committee

Each member of the Audit Committee satisfies the independence requirements of Rule 5605(c)(2) of the NASDAQ Rules and Rule 10A-3(b)(1) under the Exchange Act. The Board has determined that each of Mr. Goldstein and Mr. Bronfein is an “audit committee financial expert” as that term is defined in Item 407(d)(5)(ii) of the SEC’s Regulation S-K. The Audit Committee is responsible, among its other duties, for (i) overseeing the process of accounting and financial reporting of the Company and the audits of the financial statements of the Company; (ii) appointing, retaining and compensating the Company’s independent registered public accounting firm; (iii) pre-approving all audit and non-audit services by the Company’s independent registered public accounting firm; (iv) reviewing the scope of the audit plan and the results of each audit with management and the Company’s independent accountants; (v) reviewing the internal audit function; (vi) reviewing the adequacy of the Company’s system of internal accounting controls and disclosure controls and procedures; and (vii) reviewing the financial statements and other financial information included in the Company’s annual and quarterly reports filed with the SEC. During 2016, the Audit Committee held 6 meetings.

Governance, Compliance and Nominating Committee

Each member of the Governance, Compliance and Nominating Committee is “independent” as set forth in Rule 5605(a)(2) of the NASDAQ Rules. The Governance, Compliance and Nominating Committee’s functions include recommending to the Board the number and names of proposed nominees for election to the Board at the Company’s annual meeting of stockholders; identifying and recommending nominees to fill expiring and vacant seats on the Board; and reviewing on an annual basis committee and Board performance and recommending, as necessary, changes to the Board. From time to time, the Governance, Compliance and Nominating Committee engages an executive search firm to assist it in identifying individuals qualified to be Board members. Except as may be required by rules promulgated by the NASDAQ Global Market or the SEC, the Governance, Compliance and Nominating Committee currently believes that there are no specific minimum qualifications that must be met by each candidate for the Board, nor are there specific qualities or skills that are necessary for one or more of the members of the Board to possess. In evaluating the suitability of potential nominees for election as members of the Board, the Governance, Compliance and Nominating Committee will take into consideration the current composition of the Board, including expertise, diversity and balance of inside, outside and independent directors, as well as the general qualifications of the potential nominees, including personal and professional integrity, ability and judgment and such other factors deemed appropriate. The Governance, Compliance and Nominating Committee will evaluate those and other factors, and does not have requirements for any particular weighting or priority of these factors. While the Governance, Compliance and Nominating Committee has not established specific minimum qualifications for director candidates, the Governance, Compliance and Nominating Committee believes that candidates and nominees must reflect a Board that is predominantly independent and is composed of directors who (i) are of high integrity; (ii) have qualifications that will increase the overall effectiveness of the Board, including expertise and knowledge in various disciplines relevant to the Company’s business and/or operations; and (iii) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members. The Governance, Compliance and Nominating Committee considers recommendations for nominations from any reasonable and credible source, including officers, directors and stockholders of the Company who comply with the procedures set forth in the Company’s bylaws. See the section below titled “Stockholder Proposals.” The Governance, Compliance and Nominating Committee evaluates all reasonable and credible stockholder recommended candidates on the same basis as any other candidate. The Governance, Compliance and Nominating Committee also reviews the Company’s corporate governance, compliance and ethics guidelines, and oversees the annual evaluation of the Board and management of the Company. The Governance, Compliance and Nominating Committee held 5 meetings during 2016.

Management Development and Compensation Committee

The Compensation Committee reviews and approves the overall compensation strategy and policies for the Company as well as material compensation arrangements for senior executives. From time to time, the Compensation Committee utilizes compensation consultants to assist the Compensation Committee. Each member of the Compensation Committee is “independent” as set forth in Rule 5605(a)(2) of the NASDAQ Rules. In addition, the Compensation Committee reviews and approves corporate performance goals and objectives relevant to the compensation of the Company’s executive officers and other senior management; reviews and approves the compensation and other terms of employment of the Company’s Chief Executive Officer and other executive officers; and oversees the 2008 Plan, the 2001 Incentive Stock Plan (the “2001 Plan”) and the 1996 Non-Employee Directors Stock Incentive Plan (the “Directors Plan”). Upon stockholder approval of the 2008 Plan, no further grants are available to be made under the 2001 Plan. But if any shares of Common Stock subject to an award under the 2001 Plan are forfeited or expire, the shares of Common Stock subject to such award will, to the extent of the expiration or forfeiture, again be available for issuance under the 2008 Plan, subject to certain limitations as described in the 2008 Plan. The Compensation Committee also administers the CHS Plan, which was assumed and adopted by the Company in connection with its acquisition of CHS in March 2010. In connection with the assumption and adoption of the CHS Plan, certain options issued under the CHS Plan held by the five most senior executives of CHS were converted into the right to purchase 716,086 shares of Common Stock and all other options issued under the CHS Plan were either cashed out or cancelled at the closing of the acquisition of CHS. The Company granted options to purchase 240,000 shares under the CHS Plan in early 2014 and at the 2014 Annual Meeting, the stockholders approved amendments to the 2008 Plan; as a result, no further awards will be made under the CHS Plan.

The Compensation Committee is also responsible for ensuring that adequate management development programs and activities are created and implemented in order to provide a succession plan for senior management and other significant positions within the Company. The Compensation Committee also oversees management succession planning. The Compensation Committee has authority to obtain advice and seek assistance from internal and external accounting and other consultants and advisers, to directly supervise their work and to determine the extent of funding necessary for the payment of any such consultant or advisor retained to advise it. During 2016, the Compensation Committee held 13 meetings.

Code of Ethics

The Company is committed to having sound corporate governance principles and has adopted a Code of Business Conduct and Ethics for Directors, Officers and Employees (the “Code of Business Conduct and Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer, controller and persons performing similar functions. The Company’s Code of Business Conduct and Ethics is available on the Company’s website at www.bioscrip.com under the heading “Investors — Corporate Governance” (the contents of the website are not incorporated into this Proxy Statement). If any waivers of the Code of Business Conduct and Ethics are granted to the principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions, or if any material amendment is made to the Code of Business Conduct and Ethics, the Company will disclose the nature of such amendment or waiver on the Company’s website under the heading “Investors — Corporate Governance” and subheading “Governance Documents.” In addition, the Board has adopted a general code of ethics that is applicable to all of the Company’s employees and directors.

The Audit Committee has adopted a whistleblower policy in compliance with Section 806 of the Sarbanes-Oxley Act of 2002. The whistleblower policy allows employees to confidentially submit a good faith complaint regarding accounting or audit matters to the Audit Committee and management without fear of dismissal or retaliation. This policy, as well as a copy of the Company’s general code of ethics, was distributed as part of the Company’s Legal and Ethical Compliance Manual to all employees and evidence of employee acknowledgements of receipt and understanding of the foregoing are on file in the Compliance Department. A summary of the Company’s whistleblower procedures is available on the Company’s website at www.bioscrip.com under the heading “Investors — Corporate Governance” and subheading “Governance Documents” (the contents of the website are not incorporated into this Proxy Statement).

Stockholder Communications with the Board of Directors

The Board provides a process for stockholders and other interested parties to send communications to the Board or any of the directors. Interested parties may communicate with the Board or any of the directors by sending a written communication to BioScrip, Inc., c/o Corporate Secretary at 1600 Broadway, Suite 700, Denver, Colorado 80202. All communications will be compiled by the Secretary of the Company and submitted to the Board or the individual directors to whom such communication is addressed.

Review, Approval or Ratification of Transactions with Related Persons

In accordance with the terms of the Company’s Audit Committee Charter and the Company’s policy on related party transactions, the Audit Committee is required to review and approve all related person transactions on an ongoing basis. A related person transaction, as defined in Item 404(a) of Regulation S-K, is any transaction, arrangement or relationship in which the Company is a participant, the amount involved exceeds $120,000, and one of the Company’s executive officers, directors, director nominees or 5% stockholders (or their immediate family members) has a direct or indirect material interest.

On June 22, 2016, the Company completed an equity offering of 45,200,000 shares of Common Stock (the “Equity Offering”). Prior to the Equity Offering, a significant number of shares of the Company’s Common Stock were reserved for issuance to the Coliseum Investors, which held shares of the Company’s Series A Convertible Preferred Stock and certain warrants. In order to issue a greater number of shares of Common Stock in the Equity Offering, the Company entered into a series of transactions with the Coliseum Investors in which the Coliseum Investors agreed to waive the requirement that the Company reserve a sufficient number of shares of Common Stock to allow for the conversion of the Series A Preferred Stock and the exercise of outstanding warrants. Specifically, on June 10, 2016, the Company entered into the Series B Exchange Agreement with the Coliseum Investors, whereby the Company exchanged 614,177 shares of the existing Series A Preferred Stock for an identical number of shares of Series B Preferred Stock, which had the same terms as the Series A Preferred Stock, except that the terms of the Series B Preferred Stock included the authority of the holders of the Series B Preferred Stock to waive the requirement that the Company reserve a sufficient number of shares of Common Stock to allow for the conversion of the Series B Preferred Stock. Then, on June 14, 2016, the Company entered into the Series C Exchange Agreement with the Coliseum Investors, whereby the Company exchanged all 614,177 shares of Series B Preferred Stock for an identical number of shares of Series C Preferred Stock, which had the same terms as the Series B Preferred Stock, except that the terms of the Series C Preferred Stock provide that the 11.5% per annum rate of non-cash dividends payable on the shares of the Series C Preferred Stock will be reduced based on the achievement by the Company of specified financial performance metrics. In addition, the Coliseum Investors participated in the Equity Offering through the Company’s underwriter on the same terms as all other participants.

During 2016, there were no related person transactions in conflict with the Company’s policies with respect to related party transactions.

Compensation of Directors

Following is the schedule of directors’ fees for 2016:

Position on the Board and Committees	Fee
Non-management director retainer fee	$55,000 annually
Additional retainer fee for Chairman of the Board	$50,000 annually
Fee for each Board committee on which a non-management director serves (other than the Chairman of the Board)	$5,000 annually
Additional fee for serving as Chair of the Audit Committee	$20,000 annually
Additional fee for serving as Chair of the Governance, Compliance and Nominating Committee or the Compensation Committee	$15,000 annually
Additional per meeting fee for Board and each Committee in excess of 10 meetings held by Board/each Committee	$500 telephonic; $1,000 in-person
Per-meeting fee for service on a special committee of the Board (effective August 3, 2016)	Chair: $750 telephonic; $1,500 in-person Member: $500 telephonic; $1,000 in-person

All of the above fees are paid quarterly. In addition to the cash compensation detailed above, each director typically receives an annual restricted stock award of shares of Common Stock, the number of which is determined by the Compensation Committee. As described more fully in the table below, directors received 20,000 restricted shares of Common Stock for their 2016 service, which was determined by dividing a targeted grant value of $50,000 by the market price of the Company’s Common Stock. The $50,000 target was developed in consultation with the Compensation Committee’s compensation consultant and is expected to increase to $75,000 starting in 2017. The grants vest on the business day immediately preceding the date of the Annual Meeting, provided the holder continues to serve as a director of the Company as of that date. All Board members are also reimbursed for expenses incurred in connection with attending Board and annual meetings.

The table below sets forth all compensation earned by the Company’s non-employee directors in 2016.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)
Michael Bronfein(4)	66,000	71,430	137,430
David W. Golding(5)	91,000	71,430	162,430
Michael Goldstein(6)	91,250	80,845	172,095
Myron Z. Holubiak(7)	50,000	—	50,000
Tricia Ngyuen	77,000	52,600	129,600
R. Carter Pate(8)	125,583	90,260	215,843
Christopher S. Shackelton(9)	80,250	52,600	132,850

(1)	The fees shown include the annual retainer fee and per-meeting fees paid to each non-employee director, committee member and chairman based upon the above schedule of fees for 2016.
(2)	The value of the Stock Awards was determined in accordance with Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“ASC 718”) and represents aggregate grant date fair value. Assumptions used in the calculation of these amounts are included in the footnotes to the Company’s audited financial statements for the fiscal year ended December 31, 2016 included in the 2016 Annual Report.
(3)	Each non-employee director received a grant of 20,000 shares of restricted Common Stock for annual service as a director, which vests on May 1, 2017. The following stock awards were outstanding at fiscal year-end:

Name	Unvested Restricted Stock Awards Outstanding at Fiscal Year End
Michael Bronfein	20,000
David W. Golding	20,000
Michael Goldstein	20,000
Tricia H. Nguyen	20,000
R. Carter Pate	20,000
Christopher S. Shackelton(9)	20,000
(4)	Stock awards include the value of 7,000 shares of restricted Common Stock awarded to Mr. Bronfein for his service on a special committee.
(5)	Stock awards include the value of 7,000 shares of restricted Common Stock awarded to Mr. Golding for his service on a special committee.
(6)	Stock awards include the value of 10,500 shares of restricted Common Stock awarded to Mr. Goldstein for his service on a special committee.
(7)	Mr. Holubiak retired from the Board effective June 1, 2016. Accordingly, Mr. Holubiak’s director compensation was pro-rated based on the number of days in 2016 that he served as a director and as the Chairman of the Board.
(8)	Mr. Pate was elected Chairman of the Board in May 2016. Accordingly, Mr. Pate’s director compensation was pro-rated based on the number of days in 2016 that he served as Chairman of the Board. Mr. Pate’s stock awards include the value of 14,000 shares of restricted Common Stock awarded to Mr. Pate for his service on a special committee.
(9)	Fees due to Mr. Shackelton were paid directly to CCP pursuant to a resolution of the Board by agreement between the Company and CCP. Mr. Shackelton’s stock award took the form of 20,000 shares of Phantom Stock, a market-based cash award that entitles CCP to a cash payment equal to the fair market value of an equivalent number of shares of Common Stock as of the vesting date, which is May 1, 2017, the day immediately preceding the date of the Annual Meeting.

The Company anticipates that all cash and non-cash compensation Mr. Neumann is entitled to receive in connection with his service on the Board will be paid directly to KRG Capital Management LP, of which Mr. Neumann is a limited partner, pursuant to the terms of its partnership agreement and by agreement between the Company and KRG Capital Management LP.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is responsible for overseeing the process of accounting and financial reporting of the Company and the audits and financial statements of the Company. The Audit Committee operates pursuant to a written charter that is reviewed annually by the Audit Committee. As set forth in the Audit Committee charter, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent registered public accounting firm is responsible for auditing the Company’s financial statements and expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

In the performance of its oversight function, the Company’s Audit Committee reviewed and discussed with the Company’s management and the Company’s independent registered public accounting firm, KPMG LLP, the audited consolidated financial statements of the Company contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, Communications with Audit Committees, as adopted by the PCAOB in Rule 3200T, and as modified or supplemented. In addition, the Audit Committee has received and discussed with the Company’s independent registered public accounting firm the written disclosures and the letter from the Company’s independent registered public accounting firm required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with the independent registered public accounting firm its independence.

Based on the review and discussions described in the preceding paragraph above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the SEC.

Submitted by the Audit Committee:

Michael Goldstein, Chairman
Michael Bronfein
Christopher S. Shackelton
R. Carter Pate

EXECUTIVE OFFICERS

The following sets forth certain information with respect to each person currently serving as an executive officer of the Company who is not also a director of the Company. Except as set forth below, none of the corporations or organizations identified below is a parent, subsidiary or other affiliate of the Company.

Jeffrey M. Kreger, 49, Senior Vice President, Chief Financial Officer and Treasurer.  Mr. Kreger joined the Company in April 2015. Prior to joining the Company, Mr. Kreger served as the Executive Vice President, Chief Financial Officer and Treasurer of LHC Group, Inc. (“LHC”), a NASDAQ-listed post-acute care healthcare services company, from January 2014 to January 2015, where he managed all accounting, reporting, finance and treasury functions for the company. Mr. Kreger also served as LHC’s Senior Vice President of Finance from January 2015 to April 2015, a position he also held from February 2013 to December 2013. From December 2006 to January 2013, Mr. Kreger worked as senior vice president and corporate controller for Sun Healthcare Group Inc. in Irvine, Calif. He previously held financial leadership positions with Consolidated Graphics Inc., Philip Services Corp. and American Habilitation Inc., all of Houston, as well as Sava Senior Care of Atlanta. He also worked as a financial auditor with Ernst & Young, LLP. Mr. Kreger is a graduate of the University of Texas at Austin, where he received a bachelor’s degree in business administration with a concentration in accounting. He earned a master’s degree in business administration from the University of Houston. Mr. Kreger is a certified public accountant licensed in the state of Texas.

David Evans, 53, Senior Vice President, Chief Operating Officer.  Mr. Evans joined the Company in February 2009. Mr. Evans was Chief Financial Officer and Secretary of Byram Healthcare Centers, Inc., a provider of medical supplies and pharmacy items to long-term chronic patients, from August 2006 to July 2008. From June 2003 to August 2006, Mr. Evans was the Corporate Vice President, Strategic Operations of Option Care, Inc., a home infusion and specialty pharmaceutical company.

C. Britt Jeffcoat, 44, Vice President, Controller & Chief Accounting Officer.  Mr. Jeffcoat joined the Company in May 2015. From October 2013 to May 2015, Mr. Jeffcoat served as Assistant Corporate Controller of JP Energy Partners LP, a NYSE-listed owner, operator, developer and acquirer of a portfolio of midstream energy assets in the United States. From April 2007 to October 2013, Mr. Jeffcoat served as Vice President and Assistant Corporate Controller of Sun Healthcare Group, Inc., a post-acute healthcare services company. Mr. Jeffcoat holds a bachelor’s degree in business administration from the University of Missouri and a master’s degree in accountancy from the University of Missouri. Mr. Jeffcoat is a certified public accountant.

Alex Schott, 47, Senior Vice President, Strategic Operations,  Mr. Schott joined the Company in September 2016. From 2014 until joining the Company, Mr. Schott was the Chief Financial Officer for Home Solutions from 2013 and was responsible for leading accounting, finance, treasury, reimbursement, and economic strategy and forecasting. From 2010 to 2014, Mr. Schott served as Vice President of Finance for Lanx, Inc., an international medical device company that was acquired in 2013 by Biomet, Inc., a global manufacturer of musculoskeletal and biotechnology products. Mr. Schott served as Vice President and Controller at Coram Specialty Infusion Services from 2000 until 2009. In addition to his healthcare experience, Mr. Schott has experience in finance and accounting in the retail, wholesale, resort, and medical response industries. Mr. Schott holds a Bachelor of Science in Accounting from Metropolitan State University of Denver.

Jody Kepler, 47, Senior Vice President, Chief Compliance Officer and Privacy Officer.  Ms. Kepler joined the Company in December 2016. From 2010 until December 2016, Ms. Kepler served as legal counsel and Privacy Officer for Coram, LLC, an affiliate of CVS Health, Inc., that provides home infusion services. Ms. Kepler’s role included advising Coram on healthcare regulatory matters, including privacy, reimbursement and fraud, waste and abuse regulations. Ms. Kepler holds a bachelor of science degree from the University of Texas Southwestern Medical Center, a juris doctor from Southern Methodist University Dedman School of Law, and an L.L.M. from the University of Denver, Sturm School of Law.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The Compensation Committee reviews and approves the overall compensation strategy and policies for the Company as well as material compensation arrangements for senior executives. Each member of the Compensation Committee is “independent” as set forth in Rule 5605(a)(2) of the NASDAQ Rules. In addition, the Compensation Committee reviews and approves corporate performance goals and objectives relevant to the compensation of the Company’s executive officers and other senior management; reviews and approves the compensation and other terms of employment of the Company’s Chief Executive Officer and other senior executives; and oversees the 2008 Plan, the 2001 Plan, the Directors Plan and the CHS Plan. Although there are still outstanding and unvested awards from the 2001 Plan, the Directors Plan and the CHS Plan, new awards may only be granted from the 2008 Plan. The Compensation Committee is also responsible for ensuring that adequate management development programs and activities are created and implemented in order to provide a succession plan for executive officers and other significant positions within the Company.

The Compensation Committee, from time to time, utilizes compensation consultants to assist the Committee with:

•	compensation benchmarking;
•	incentive plan design and grant levels;
•	current and anticipated trends in executive compensation; and
•	compliance with executive compensation regulations.

Objectives of the Company’s Compensation Program

The Compensation Committee adheres to the following three principles in discharging its responsibilities:

•	Overall compensation programs should be structured to ensure our ability to attract, retain, motivate and reward those individuals who are best suited to achieve the desired performance results, both long-term and short-term, while taking into account the roles, duties and responsibilities of individuals and their respective departments.
•	There should be a strong link between executive officer compensation and the Company’s short-term and long-term financial performance.
•	Annual bonuses and long-term incentive compensation for senior management and key employees should be “at risk,” or based upon Company performance and/or the satisfactory achievement of pre-established financial and other performance related goals and objectives.

Role of Benchmarking

In determining compensation, the Compensation Committee considers the compensation levels, programs and practices of certain companies in the healthcare industry to assure that our programs are market competitive. The Compensation Committee reviews and periodically adjusts the peer group it uses in making compensation decisions.

In 2016, with the assistance of ClearBridge Compensation Group (“ClearBridge”), the Compensation Committee reviewed the composition of the Company’s peer group. Based on ClearBridge’s review and the Company’s size, business, revenue, market capitalization and other factors, in July 2016, the Board approved a peer group of the following companies:

Addus HomeCare Corporation	Chemed Corp.	Healthways, Inc.
Alliance Healthcare Services, Inc.	Civitas Solutions, Inc.	LHC Group, Inc.
Almost Family, Inc.	Diplomat Pharmacy, Inc.	National HealthCare Corporation
Amedisys Inc.	The Ensign Group, Inc.	PetMed Express, Inc.
American Renal Assoc. Hldgs, Inc.	Five Star Quality Care Inc.	PharMerica Corporation
Centric Health Corporation	Fred’s, Inc.

The companies in this peer group reported annual revenues ranging from $4 billion to $170 million per year, with a median of $917 million and EBITDA ranging from $17 million to $217 million with a median of $83 million.

Management’s Role in Compensation Practices

While the Compensation Committee does not delegate to management its authority to determine executive compensation, it considers recommendations from the Chief Executive Officer in making compensation decisions for executive officers, other than himself. In making compensation recommendations to the Compensation Committee, the Chief Executive Officer generally considers individual, business unit, division and Company performance and comparable compensation for a similar position at other competitive companies. Compensation levels and targets, as well as performance targets and compensation ranges, are then proposed by management to the Compensation Committee, which reviews the proposals, discusses them with management and from time to time the Compensation Committee’s outside consultant, and considers the benchmark data. The Compensation Committee makes final decisions on compensation. The Chairman of the Compensation Committee advises the Chief Executive Officer of the Compensation Committee’s decisions and the Chief Executive Officer, in turn, informs other members of senior management of the decisions, as appropriate.

The Compensation Consultant’s Role in Compensation Practices

The Compensation Committee has the sole authority to retain and terminate independent consultants on matters of executive compensation and benefits, including sole authority to approve the consultant’s fees and other retention terms. The Compensation Committee also has the authority to obtain advice and assistance for internal and external legal, accounting, or other advisors. As stated above, the Compensation Committee utilizes ClearBridge as its compensation consultant. ClearBridge reports directly to the Compensation Committee. ClearBridge was not engaged to perform any additional services beyond its support of the Compensation Committee.

In reviewing conflicts of interest, our Compensation Committee considered the following six factors with respect to ClearBridge: (i) the provision of other services to the Company; (ii) the amount of fees received from the Company as a percentage of ClearBridge’s total revenue; (iii) the policies and procedures of ClearBridge that are designed to prevent conflicts of interest; (iv) any business or personal relationship of ClearBridge with a member of the Compensation Committee; (v) any Company stock owned by ClearBridge; and (vi) any business or personal relationship of ClearBridge with any of the Company’s executive officers. Upon consideration of these factors, our Compensation Committee concluded that the engagement of ClearBridge did not present any conflicts of interest.

Stockholders’ Role in Compensation Practices

The Compensation Committee considers stockholder input when setting compensation for executive officers. At the 2016 Annual Meeting, 95.1% of the votes cast on the advisory vote on executive compensation were in favor of our executive compensation policies. The Board and the Compensation Committee reviewed these results and determined that, given the significant level of support, no major re-examination of our executive compensation policies was necessary at this time. The Compensation Committee will continue to consider the outcome of the annual advisory vote to approve compensation when making future compensation decisions for the executive officers.

Management Turnover During 2016

In connection with our entry into the Asset Purchase Agreement with Home Solutions, on June 13, 2016, the Company announced that it expected to appoint Daniel Greenleaf as President and Chief Executive Officer effective upon the consummation of the Home Solutions Transaction. On September 9, 2016, the Company consummated the Home Solutions Transaction and the Board appointed Mr. Greenleaf as President and Chief Executive Officer. Also in connection with the consummation of the Home Solutions Transaction, Richard Smith stepped down from the position of President and Chief Executive Officer and Brian Stiver stepped down from the position of Senior Vice President, Sales and Marketing. David Evans, Senior Vice President, Strategic Operations, was appointed Chief Operating Officer, replacing J. Christian Luthin. A description of the agreements entered into between the Company and the incoming and departing officers appears in the compensation tables below.

Elements of the Executive Compensation Program

With the above principles and benchmarking data as a guide, the Compensation Committee embraces a “pay-for-performance” philosophy and has adopted compensation programs that it believes are competitive with compensation paid to executives in similar businesses with persons holding similar positions and having similar duties and responsibilities. The compensation program for executive officers consists of:

•	base salary,
•	annual cash incentive compensation, and
•	long-term incentive compensation.

Base Salary.  Base salary is the only fixed component of the executive compensation program and is the only element of executive compensation not directly based on Company performance. The Compensation Committee reviews base salaries for executives other than the Chief Executive Officer from time to time and approves salary levels after assessing a number of factors, including our performance, the executive’s performance, the executive’s scope of responsibilities, competitive compensation levels coupled with internal equity considerations and our ability to pay. The minimum base salary of the Chief Executive Officer is fixed by the terms of his employment agreement, although may be increased at the discretion of the Compensation Committee.

Base salaries allow us to provide a competitive level of compensation in order to attract and retain superior employees. On an overall basis, base salary is generally targeted at the 50th percentile of the competitive market (as discussed above) for the Chief Executive Officer and his direct reports, subject to individual circumstances and the need to obtain or retain appropriate talent.

Performance-Based Annual Cash Incentive Compensation.  We do not guarantee annual bonuses to our executives or to employees at any level. A broad group of approximately 224 management employees, including the named executive officers, are eligible to participate in a performance-based annual cash incentive plan. The cash incentive plan is designed to motivate employees to continuously improve our business performance and to promote a results-oriented business culture by rewarding an executive officer’s individual performance as well as the overall Company performance for a given year. Annual cash incentive compensation is generally targeted at the 50th percentile of the companies included within the Company’s selected peer group. Executive officers have an opportunity to receive annual incentive compensation under the cash incentive plan if individual, corporate and/or departmental or business unit goals and objectives established annually by the Compensation Committee are achieved for a given year.

Employees eligible to participate in Company-wide cash incentive awards, including those for executives, are recommended to the Compensation Committee for approval based on an assessment by the Chief Executive Officer. If previously identified financial performance thresholds or other objective corporate goals and objectives are achieved, then an incentive award is paid to individuals for that year. The Company did not meet the financial performance target for 2016 of $59.7 million of Adjusted EBITDA (as calculated in accordance with our year-end earnings release and Annual Report on Form 10-K), so no cash incentives were paid to any member of management who participated in the cash incentive plan.

In October 2016, the Compensation Committee established certain performance targets for Mr. Greenleaf for the fourth quarter of 2016, which entitled Mr. Greenleaf to a bonus of up to 200% of his fourth quarter salary if he met synergy and cost savings targets of at least $2.25 million, with a maximum target of $3.2 million during the fourth quarter 2016. The Compensation Committee determined that Mr. Greenleaf achieved the maximum target and, accordingly, Mr. Greenleaf received a bonus of $362,500. Below are the bonus targets and performance goals that were set for 2016 for each named executive officer.

•	Daniel E. Greenleaf. The target annual cash bonus for the Chief Executive Officer is targeted at 100% of base salary, and may range from 0% (if the minimum performance required to pay out any portion of the annual bonus is not achieved) to a maximum of 200% of base salary. Achievement of the bonus amount for 2016 was prorated based on Mr. Greenleaf’s fourth quarter salary and tied to synergy and cost savings targets of at least $2.25 million, with a maximum target of $3.2 million during the fourth quarter 2016.
•	Jeffrey M. Kreger. The annual cash bonus for the Chief Financial Officer was targeted at 80% of base salary. Achievement of the bonus amount was tied to the Company’s achievement of Adjusted EBITDA of $59.7 million and certain days sales outstanding and patient satisfaction targets.
•	David Evans. The annual cash bonus for the Senior Vice President, Chief Operating Officer was targeted at 40% of base salary. Achievement of the bonus amount was tied to the Company’s achievement of Adjusted EBITDA of $59.7 million and certain days sales outstanding targets.
•	Britt Jeffcoat. The annual cash bonus for the Vice President, Chief Accounting Officer was targeted at 40% of base salary. Achievement of the bonus amount was tied to the Company’s achievement of Adjusted EBITDA of $59.7 million and certain days sales outstanding and patient satisfaction targets.
•	Alex Schott. The annual cash bonus for the Senior Vice President, Strategic Operations was targeted at 50% of base salary based on the Company’s assumption of the terms of Mr. Schott’s compensation while Mr. Schott was at Home Solutions. Mr. Schott was eligible for a pro-rated bonus to the extent the Company achieved its Adjusted EBITDA target of $59.7 million and certain days sales outstanding targets.
•	Richard Smith. The annual cash bonus for the former Chief Executive Officer was targeted at 100% of base salary. Achievement of the bonus amount was tied to the Company’s achievement of Adjusted EBITDA of $59.7 million and certain days sales outstanding and patient satisfaction targets.
•	J. Christian Luthin. The annual cash bonus for the former Chief Operating Officer was targeted at 80% of base salary. Achievement of the bonus amount was tied to the Company’s achievement of Adjusted EBITDA of $59.7 million and certain days sales outstanding and patient satisfaction targets.
•	Brian Stiver. The annual cash bonus for the former Senior Vice President, Sales and Marketing was targeted at 40% of base salary. Achievement of the bonus amount was tied to the Company’s achievement of Adjusted EBITDA of $59.7 million and certain days sales outstanding targets.

Long-Term Incentive Compensation.  We have provided long-term incentives to our executive officers through the 2008 Plan, and, prior to the 2014 Annual Meeting, through the CHS Plan. The 2008 Plan permits, and the CHS Plan used to permit, the grant of various equity-based awards, including stock options, stock appreciation rights, restricted stock units, restricted stock grants and performance units. The 2008 Plan does not allow the grant of “reload” options or the repricing of stock options. Long-term incentive compensation is generally targeted at the median of the companies included within the Company’s selected peer group.

The purpose of the 2008 Plan is to promote the interests of the Company by granting equity awards to key employees in order to (i) attract and retain key employees, (ii) provide an additional incentive to each key employee to work to increase the value of Common Stock, and (iii) provide each key employee with a stake in the future of the Company that corresponds to the stake of each of our stockholders. Historically, stock options were the primary form of long-term incentive granted as the Compensation Committee believed that stock options were the strongest tie to stock price performance and that stock options most closely aligned the interests of the executives with our stockholders. The Compensation Committee made this decision based on a number of factors, including the following: (i) the large number of outstanding stock options previously granted to management and other employees had exercise prices that were originally at market price on the grant date and subsequently exceeded the market price of our stock; (ii) the number of shares of stock remaining available for grant under the 2008 Plan; and (iii) the terms of the 2008 Plan, which provide that any grant of stock, other than options or stock appreciation rights, are counted against the pool of stock reserved for issuance under the 2008 Plan as 1.53 shares of stock for every one share of stock granted. In addition, grants of stock options have allowed the Company to reach more employees while maintaining a lower than average burn rate.

The Company recognizes that equity compensation awards dilute stockholder equity and must be used judiciously. The Company’s equity compensation practices are designed to be in line with industry norms, and we believe our historical share usage has been responsible toward and mindful of the stockholders’ interests. The Company’s average burn rate (total shares used for long term incentive compensation each year divided by the weighted average outstanding shares for each year) for the last three years was 2.19%, which is well below the industry benchmark of 5.38% set by certain proxy advisory firms. The burn rate for fiscal year 2016 was 1.4%. The Company believes that our employees’ and other plan participants’ holdings of these options is positive for our stockholders as it represents a long-term interest of our employees and other plan participants in the value of our Common Stock.

Long-term incentive compensation is generally granted on an annual basis. In addition, awards may be made to new employees upon their joining the Company, and to employees who are promoted or are rewarded for a special achievement during the year. During 2016, following the Company’s consummation of the Home Solutions Transaction, and in light of the actual and anticipated management turnover, the Compensation Committee engaged ClearBridge to review and recommend alternative long-term incentive compensation approaches designed to assist the Company in achieving the objectives of its compensation policies. As a result of that review, going forward, the Compensation Committee expects to shift to a mix of stock options and performance-based restricted stock units as part of its long term incentive compensation for named executive officers.

In March 2016, the Compensation Committee approved the grant of 25,000 stock options to Mr. Jeffcoat in recognition of Mr. Jeffcoat’s work on remediating the Company’s material weaknesses. The stock options have a strike price of the fair market value on the date of the grant and vest in equal amounts, with one third of the shares vesting on the first, second and third anniversaries of the date of the grant. The stock option agreement evidencing the grant has a ten-year term. In December 2016, the Compensation Committee approved the grant of 377,358 restricted stock units and 442,810 stock options to Mr. Greenleaf. The restricted stock units vest on December 31, 2020. The stock options have a strike price of the fair market value on the date of the grant and vest in equal amounts, with one third of the shares vesting on the first, second and third anniversaries of the date of the grant. The stock option agreement evidencing the grant has a seven-year term. The amounts were negotiated between the Company and Mr. Greenleaf as part of the Company’s appointment of Mr. Greenleaf as President and Chief Executive Officer and reflect a targeted award value based on the Company’s stock price. The Compensation Committee did not otherwise make an annual grant of stock options to the named executive officers or other key executives in 2016.

Deductibility of Compensation

In establishing pay levels for our executive officers, the Compensation Committee considers the impact of Section 162(m) of the Code on the amount of compensation deductible by the Company. Under current tax law, Section 162(m) imposes a $1.0 million limit on the amount that a publicly traded company may deduct for compensation paid to its chief executive officer and its next three most highly compensated executives, excluding the chief financial officer. This limitation does not apply to pay that qualifies as “performance-based compensation.” In order to qualify as performance-based, compensation must, among other things, be based solely on the attainment of pre-established, objective goals under a stockholder approved plan with no discretion permitted in determining award payouts.

While our annual cash incentive compensation program does not qualify as “performance-based compensation” under Section 162(m) because it provides discretion to the Compensation Committee to adjust awards up or down, the Compensation Committee generally seeks to structure long-term incentive compensation for the executive officers so as to qualify for full tax deductibility under Section 162(m). Although we have made some restricted stock grants to employees that vest over time, with the exception of the sign-on restricted stock units that were granted to Mr. Greenleaf, our outstanding restricted stock grants held by our executive officers are based on our achievement of pre-established performance goals. Any future grants to executive officers are expected to include vesting based on our achievement of pre-established performance goals. In addition, stock options granted under the 2008 Plan are exempt from the deduction limit of 162(m). The Compensation Committee intends to continue to pursue a strategy of maximizing the deductibility of the compensation paid to the executive officers when appropriate. But the Committee reserves the right to make awards outside of these plans or to provide compensation that does not qualify for full tax deductibility under Section 162(m) when deemed appropriate. In addition, the rules and regulations promulgated under Section 162(m) are complicated and are subject to change from time to time, sometimes with retroactive effect. As such, there can be no guarantee that any award intended to qualify will so qualify.

Retirement

We maintain a qualified 401(k) plan in which all eligible employees (including the named executive officers) may participate.

Perquisites

The Company did not provide perquisites to any of the named executive officers in 2016. Mr. Greenleaf’s employment agreement entitles him to payment of up to $25,000 for non-reimbursable expenses that are helpful to the performance of his duties to the Company.

Compensation Committee Report

Management of the Company has prepared the Compensation Discussion and Analysis as required by Item 402(b) of Regulation S-K, and the Management Development and Compensation Committee has reviewed and discussed it with management. Based on this review and discussion, the Management Development and Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into the 2016 Annual Report.

Submitted by the Management Development and
Compensation Committee:

David W. Golding, Chairman
Steven Neumann
Christopher S. Shackelton
R. Carter Pate

Compensation Committee Interlocks and Insider Participation

David W. Golding, Steven Neumann, Christopher S. Shackelton and R. Carter Pate, who currently compose the Compensation Committee, are each independent, non-employee directors of the Company. No executive officer (current or former) of the Company served as a director or member of (i) the compensation committee of another entity in which one of the executive officers of such entity served on the Company’s Compensation Committee, (ii) the board of directors of another entity in which one of the executive officers of such entity served on the Company’s Compensation Committee, (iii) the compensation committee of any other entity in which one of the executive officers of such entity served as a member of the Board or (iv) were directly or indirectly the beneficiary of any related party transaction required to be disclosed under the applicable regulations under the Exchange Act, during the year ended December 31, 2016.

Summary Compensation Table

The table below summarizes the total compensation for each of the Company’s named executive officers in 2016, 2015 and 2014 for the years in which they served as named executive officers.

Name & Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option/SAR Awards ($)(1)	Non-Equity Incentive Plan Compansation ($)	All Other Compensation ($)(2)	Total ($)
Daniel E. Greenleaf(3) President & Chief Executive Officer	2016	207,635	418,867	621,041	362,500	25,000	1,635,043
Jeffrey Kreger(4) Senior Vice President, Chief Financial Officer & Treasurer	2016	395,000	47,400	—	—	—	442,400
	2015	265,865	—	653,600	—	145,652	1,065,117
Britt Jeffcoat(5) Vice President, Chief Accounting Officer	2016	241,315	—	15,485	—	116,391	373,191
David Evans Senior Vice President, Chief Operating Officer	2016	331,500	—	—	—	—	331,500
	2015	325,000	—	55,278	—	—	380,278
	2014	325,000	—	450,460	—	10,568	786,028
Alex Schott(6) Senior Vice President, Strategic Operations	2016	75,000	—	—	—	—	75,000
Richard M. Smith(7) Former President & Chief Executive Officer	2016	607,500	—	—	—	1,352,641	1,960,141
	2015	650,000	—	—	—	102,709	752,709
	2014	647,115	—	675,690	—	113,979	1,436,784
J. Christian Luthin(8) Former Senior Vice President, Chief Operating Officer	2016	290,173	52,000	—	—	395,000	737,173
Brian Stiver(9) Former Senior Vice President, Sales & Marketing	2016	231,923	—	—	—	300,000	531,923
	2015	300,000	—	55,278	—	—	355,278
	2014	275,000	—	450,460	—	4,594	730,054

(1)	Values reflect the aggregate grant date fair value computed in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in the footnotes to the Company’s audited financial statements for the fiscal year ended December 31, 2016 included in the 2016 Annual Report.
(2)	Details regarding the amount shown can be found in the “All Other Compensation” table below and the footnotes thereto.
(3)	Mr. Greenleaf joined the Company in September 2016, and was not a named executive officer in 2015 or 2014. Mr. Greenleaf’s base salary for 2016 was $725,000, of which he received a pro-rated amount for the portion of the year that he was with the Company.
(4)	Mr. Kreger joined the Company in April 2015, and was not a named executive officer in 2014. Mr. Kreger’s base salary for 2015 was $395,000, of which he received a pro-rated amount for the portion of the year that he was with the Company.
(5)	Mr. Jeffcoat joined the Company in May 2015 and was not a named executive officer in 2015 or 2014.
(6)	Mr. Schott joined the Company in September 2016 and was not a named executive officer in 2015 or 2014. Mr. Schott’s base salary for 2016 was $220,000, of which he received a pro-rated amount for the portion of the year that he was with the Company.
(7)	On September 9, 2016, Mr. Smith stepped down as President and Chief Executive Officer and entered into an Amended and Restated Employment Agreement that provided that Mr. Smith would remain an employee of the Company through November 30, 2016.

(8)	Mr. Luthin joined the Company in June 2015 and was appointed Chief Operating Officer effective August 10, 2015. Mr. Luthin was not a named executive officer in 2015 or 2014. Mr. Luthin served as Chief Operating Officer until August 31, 2016 and left the Company’s employment on September 19, 2016.
(9)	Mr. Stiver served as Senior Vice President, Sales and Marketing until September 9, 2016 and left the Company’s employment on October 3, 2016.

All Other Compensation

The table below and related footnote disclosure describe each component of compensation included under the column heading “All Other Compensation” in the Summary Compensation Table above.

Name	Year	Insurance Premiums ($)	Legal/ Reimbursements ($)		Severance ($)		Total ($)
Daniel E. Greenleaf	2016	—	25,000	(1)	—		25,000
Jeffrey M. Kreger	2016	—	—		—		—
	2015	—	145,652	(2)(3)	—		145,652
David Evans	2016	—	—		—		—
	2015	—	—		—		—
	2014	10,568	—		—		10,568
Britt Jeffcoat	2016	—	116,391	(2)	—		—
Alex Schott	2016	—	—		—		—
Richard M. Smith	2016	—	—		1,352,641	(4)	1,352,641
	2015	—	90,484	(2)	—		90,484
	2014	9,010	104,969	(2)	—		113,979
J. Christian Luthin	2016	—	—		395,000	(5)	395,000
Brian Stiver	2016	—	—		300,000	(6)	300,000
	2015	—	—		—		—
	2014	4,594	—		—		4,594

(1)	Represents legal fees paid on behalf of Mr. Greenleaf in connection with the negotiation of his employment agreement executed in October 2016.
(2)	Represents reimbursements of commuting fees.
(3)	Includes $32,917 paid to Mr. Kreger for reimbursements of relocation expenses as provided in his Engagement Letter (as defined and further discussed below).
(4)	In connection with his separation, Mr. Smith is entitled to receive $1,300,000 of cash severance. Mr. Smith is also entitled to eighteen months of health and welfare benefits in an amount of $52,641, or the cash equivalent.
(5)	In connection with his separation, Mr. Luthin received $395,000 of cash severance.
(6)	In connection with his separation, Mr. Stiver received $300,000 of cash severance.

Grants of Plan Based Awards

In 2016, the Compensation Committee approved the grant of the following awards to the named executive officers.

Name	Grant Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)		All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or base price of option awards ($/Sh)(2)	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards(3)
			Target ($)	Maximum ($)
Daniel E. Greenleaf	10-24-2016		181,250	362,500	—	—	—	—
	12-1-2016	(4)			442,810	1.11	—	621,041
	12-1-2016	(5)				—	377,358	418,867
Jeffrey M. Kreger	2-3-2016		316,000	316,000	—	—	—	—
	3-8-2016	(6)	—	—	—	—	20,000	47,400
David Evans	2-3-2016		132,600	132,600	—	—	—	—
Britt Jeffcoat	2-3-2016		96,000	96,000	—	—	—	—
	3-8-2016	(4)	—	—	25,000	2.37	—	15,485
Alex Schott	9-9-2016		37,500	37,500	—	—	—	—
Richard M. Smith	2-3-2016		650,000	650,000	—	—	—	—
J. Christian Luthin	2-3-2016		316,000	316,000	—	—	—	—
	7-6-2016	(6)			—	—	20,000	52,000
Brian Stiver	2-3-2016		120,000	120,000	—	—	—	—

(1)	Except for Mr. Greenleaf, these columns represent the estimated amounts of annual cash incentive awards granted under the Company’s performance-based annual cash incentive plan. In February 2017, the Compensation Committee determined that no cash incentive awards with respect to the fiscal year ended December 31, 2016 were earned under the Company’s performance-based annual cash incentive plan because the Company did not meet the financial preconditions to entitlement for payment of the cash incentive awards. The Compensation Committee established a cash incentive award for Mr. Greenleaf based on certain performance targets for the fourth quarter 2016. The Compensation Committee determined that Mr. Greenleaf achieved the maximum target.
(2)	Options are granted with an exercise price equal to the closing price per share of Common Stock on the date of grant.
(3)	Represents the total fair value, estimated as per ASC 718.
(4)	Represents stock options granted under the 2008 Plan. Vesting occurs in one-third increments on the first, second and third anniversary of the grant date.
(5)	Represents Restricted Stock Units granted under the 2008 Plan. Vesting occurs on December 31, 2020
(6)	Represents restricted stock granted under the 2008 plan with immediate vesting in accordance with the terms of Mr. Kreger’s and Mr. Luthin’s engagement letters.

Outstanding Equity Awards at Fiscal Year End

The following table provides information on the holdings of equity awards by the named executive officers as of December 31, 2016.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Daniel E. Greenleaf	—	442,810	(1)	—	1.11	1-Dec-23	—		—	—	—
							377,358	(11)	392,452
Jeffrey M. Kreger	50,000	100,000	(2)	—	5.17	27-Apr-25	—		—	—	—
	33,334	66,666	(3)	—	2.68	9-Aug-25	—		—	—	—
David Evans	40,000	—		—	1.71	20-Feb-19	—		—	—	—
	50,000	—		—	6.65	16-Jun-20	—		—	—	—
	50,000	—		—	4.42	26-Apr-21	—		—	—	—
	100,000	—		—	6.62	8-Mar-22	—		—	—	—
	75,000	—		—	12.71	28-Mar-23	—		—	—	—
	66,667	33,333	(4)	—	7.71	29-May-24	—		—	—	—
	8,334	16,667	(5)	—	2.67	23-Sept-25	—		—	—	—
Britt Jeffcoat	21,667	43,333	(6)	—	3.55	29-May-25	—		—	—	—
	—	25,000	(7)	—	2.37	8-Mar-26	—		—	—	—
Alex Schott	—	—		—	—	—	—		—	—	—
Richard M. Smith(8)	105,000	—		—	2.27	30-Nov-17	—		—	—	—
	250,000	—		—	9.09	30-Nov-17	—		—	—	—
	125,000	—		—	6.65	30-Nov-17	—		—	—	—
	200,000	—		—	5.70	30-Nov-17	—		—	—	—
	150,000	—		—	4.42	30-Nov-17	—		—	—	—
	425,000	—		—	6.62	30-Nov-17	—		—	—	—
	200,000	—		—	12.71	30-Nov-17	—		—	—	—
	150,000	—		—	7.71	30-Nov-17	—		—	—	—
J. Christian Luthin(9)	150,000	—		—	3.43	19-Sept-18	—		—	—	—
	100,000	—		—	2.68	19-Sept-18	—		—	—	—
Brian Stiver(10)	40,000	—		—	2.73	3-Oct-18	—		—	—	—
	7,500	—		—	6.65	3-Oct-18	—		—	—	—
	25,000	—		—	4.42	3-Oct-18	—		—	—	—
	80,000	—		—	6.62	3-Oct-18	—		—	—	—
	100,000	—		—	7.71	3-Oct-18	—		—	—	—
	25,000	—		—	2.67	3-Oct-18	—		—	—	—

(1)	Vesting schedule is as follows: one-third will vest December 1, 2017, one-third will vest on December 2, 2018 and one-third will vest on December 1, 2019.
(2)	Vesting schedule is as follows: one-third vested April 27, 2016, one-third will vest April 27, 2017 and one-third will vest April 27, 2018.
(3)	Vesting schedule is as follows: one-third vested August 9, 2016, one-third will vest August 9, 2017 and one-third will vest August 9, 2018.

(4)	Vesting schedule is as follows: one-third vested May 29, 2015, one-third vested May 29, 2016 and one-third will vest May 29, 2017.
(5)	Vesting schedule is as follows: one-third vested September 23, 2016, one-third will vest September 23, 2017 and one-third will vest September 23, 2018.
(6)	Vesting schedule is as follows: one-third vested May 29, 2016, one-third will vest May 29, 2017 and one-third will vest May 29, 2018.
(7)	Vesting schedule is as follows: one-third vested March 8, 2017, one-third will vest March 8, 2018 and one-third will vest March 8, 2019.
(8)	Upon Mr. Smith’s departure from the Company, all of his unvested options became fully vested and the expiration date of his options was accelerated — and the post-termination exercise period extended — to November 30, 2017.
(9)	Upon Mr. Luthin’s departure from the Company, all of his unvested options became fully vested and the expiration date of his options was accelerated — and the post-termination exercise period extended — to September 19, 2018.
(10)	Upon Mr. Stiver’s departure from the Company, all of his unvested options became fully vested and the expiration date of his options was accelerated — and the post-termination exercise period extended — to October 3, 2018.
(11)	Each restricted stock unit represents a contingent right to receive one share of Common Stock. Restricted Stock Units vest on December 31, 2020.

Option Exercises and Stock Vested

During the year ended December 31, 2016, no option awards were exercised by the named executive officers. On March 8, 2016, Mr. Kreger was awarded 20,000 shares of Company stock, which vested immediately, and on July 6, 2016, Mr. Luthin was awarded 20,000 shares of Company stock, which vested immediately. No other stock vested for any of the named executive officers.

Employment and Severance Agreements

The Company maintains employment agreements or letter agreements with certain key executives that provide for severance and other benefits in the event of certain qualifying terminations. The Company believes that such agreements are necessary to attract high caliber employees, help to ensure a smooth transition period when an executive leaves the Company and to align stockholder and executive interests when considering strategic alternatives that may result in a change in control.

Daniel E. Greenleaf — Employment Agreement

On October 31, 2016, the Company and Mr. Greenleaf entered into an employment agreement (the “Employment Agreement”), effective as of October 31, 2016, regarding Mr. Greenleaf’s employment with the Company. The terms of the Employment Agreement provide for the employment of Mr. Greenleaf as the Company’s President and Chief Executive Officer at an initial base salary of $725,000, which may be increased (but not decreased) at the discretion of the Board or the Compensation Committee. Mr. Greenleaf is eligible to receive an annual bonus in accordance with the Company’s then applicable short-term bonus or other cash incentive program at a target bonus level of 100% of the then annual base salary (the “Target Annual Bonus”) contingent on attainment of performance goals to be reasonably established in good faith by the Compensation Committee. Mr. Greenleaf’s annual bonus may range from 0% to 200% of the Target Annual Bonus, with an amount equal to 50% of the Target Annual Bonus payable only if the then applicable minimum performance requirement is achieved. His 2016 bonus will be pro-rated. Mr. Greenleaf will also receive a $25,000 annual reimbursement for non-reimbursable expenses. The Company agreed to reimburse Mr. Greenleaf for up to $25,000 for legal fees incurred in connection with the review and negotiation of the Employment Agreement.

Pursuant to the Employment Agreement, following the Company’s receipt of shareholder approval of an increase in the Company’s authorized shares, on December 1, 2016, Mr. Greenleaf was granted initial equity grants consisting of (i) 377,358 Restricted Stock Units (the “Sign-On RSUs”) and (ii) 442,810 stock options. The Sign-On RSUs vest on December 31, 2020. The stock options vest one-third per year and have a seven-year term.

In 2017, consistent with the Employment Agreement, Mr. Greenleaf also received 272,370 (at target) performance restricted stock units (“PRSUs”). The PRSUs will vest at the end of a three-year performance period based on achievement of EBITDA and stock price measures that were determined by the Compensation Committee on February 8, 2017, with a payout opportunity of 0 to 200% of target. Beginning in 2018, Mr. Greenleaf will be entitled to annual long-term incentive grants having an anticipated aggregate annualized grant date value of $1,100,000.

Mr. Greenleaf is subject to a non-compete covenant, which provides that during the Restricted Period, Mr. Greenleaf may not, directly or indirectly (i) provide any executive, managerial, supervisory, sales, marketing, research, consulting or customer-related services to assist any competitor in competing against the Company in the United States, (ii) provide such services for certain named companies, (iii) solicit, divert or take away, or attempt to do the foregoing, from the Company the business of any Customer, (iv) cause or attempt to cause any of the Customers to terminate or reduce their existing relationships with the Company, (v) provide any competitive products or services to any Customer in competition with the Company or (vi) solicit or induce, or attempt to do the foregoing, any employee of the Company to work for any competitor of the Company. Mr. Greenleaf is also required to keep confidential during the term of employment and thereafter all confidential and proprietary information concerning the Company and its business.

Unless renewed or extended, the Employment Agreement will terminate on December 31, 2020 (the “Initial Term”) unless earlier terminated by the Company or Mr. Greenleaf. If Mr. Greenleaf’s employment is terminated (i) at the expiration of the Initial Term (other than during a Change of Control Severance Period), (ii) at any time by the Company for Cause, (iii) due to Mr. Greenleaf’s death or disability or (iv) by Mr. Greenleaf in any manner except for Good Reason (other than during a Change in Control Severance Period), then Mr. Greenleaf or his estate will be entitled to his Base Salary through the date of termination. In the event of termination due to death or disability, he will also be entitled to a pro-rated bonus based on actual performance (the “Pro Rata Bonus”) and the annual bonus with respect to any completed year for which he has not yet been paid, based on actual performance (the “Accrued Bonus”). If Mr. Greenleaf’s employment is terminated at or after the expiration of the Initial Term (other than during a Change in Control Severance Period), he will be entitled to the Accrued Bonus with respect to 2020.

If Mr. Greenleaf’s employment is terminated without Cause or if he terminates his employment for Good Reason, in each case other than during a Change in Control Severance Period, he will be entitled to his Base Salary up to the date of such termination and severance pay in an amount equal to: (i) if such termination occurs on or before December 31, 2019, one times Base Salary; (ii) if the Company has not elected to extend the Employment Agreement and such termination occurs after December 31, 2019, the lesser of (A) one times Base Salary and (B) Mr. Greenleaf’s Base Salary for the remainder of the Initial Term or (iii) if the Company has elected to extend the Employment Agreement and such termination occurs after December 31, 2019 and before the expiration of the Initial Term, one times Mr. Greenleaf’s Base Salary plus his Target Annual Bonus for 2019. Mr. Greenleaf will also be entitled certain medical benefits, the Pro Rata Bonus and the Accrued Bonus and Mr. Greenleaf will be deemed to have satisfied a portion of the time-based vesting requirement applicable to any performance-based or time-based equity compensation, as detailed in the Employment Agreement.

If Mr. Greenleaf’s employment is terminated without Cause or if he terminates his employment for Good Reason during a Change in Control Severance Period, Mr. Greenleaf will be entitled to his Base Salary up to the date of such termination and severance pay in an amount equal to two times the sum of his Base Salary and Target Annual Bonus during the year of termination. Mr. Greenleaf will also be entitled certain medical benefits, the Pro Rata Bonus and the Accrued Bonus. Further, in the event of such termination, (i) all performance goals with respect to any outstanding performance-based equity awards will be deemed to have been achieved at target and all time-based vesting requirements will lapse in their entirety, (ii) the vesting of all unvested Sign-On RSUs and all other time-based equity awards that are not subject to performance vesting will accelerate and (iii) all stock options shall remain exercisable until the earlier of two years after the date of termination of employment or the expiration of the scheduled term of such options.

“Cause” means (i) engaging in misconduct which is materially injurious to the Company, (ii) conviction of, or entry of a plea of nolo contendere with respect to, a felony, (iii) engaging in fraud, theft or embezzlement in connection with the business of the Company, (iv) engaging in any act of moral turpitude reasonably likely to adversely affect the Company or its business or reputation or (v) Mr. Greenleaf’s material breach of this Agreement or of any fiduciary duty to or written agreement with the Company. “Change in Control Severance Period” means the period commencing immediately prior to the consummation of a Change in Control and ending 18 months after the consummation of such Change in Control. “Good Reason” means (i) a material diminution in Mr. Greenleaf’s annual base salary, target bonus opportunity or long-term equity incentive opportunity, (ii) a material diminution in Mr. Greenleaf’s authority, duties, or responsibilities or any diminution in his titles or the assignment to Mr. Greenleaf of duties or responsibilities materially inconsistent with his position with the Company, (iii) a requirement that Mr. Greenleaf report to a corporate officer or employee instead of reporting directly and exclusively to the Board or (iv) any other action or inaction that constitutes a material breach by the Company of this Agreement.

Jeffrey M. Kreger — Engagement Letter

On April 26, 2015, Mr. Kreger and the Company entered into an engagement letter (the “Engagement Letter”) outlining the terms of Mr. Kreger’s employment as the Company’s Senior Vice President, Chief Financial Officer and Treasurer at an initial base annual salary of $395,000. In connection with relocation, Mr. Kreger was eligible for temporary housing reimbursements of $3,000 per month for up to 6 months as well as other reimbursements relating to relocation. Mr. Kreger was eligible to participate in the Company’s Management Incentive Bonus Program with a target bonus of up to 80% of his base salary, subject to satisfaction of certain corporate, departmental and individual objectives.

Under the Engagement Letter, Mr. Kreger was granted options to purchase 150,000 shares of Common Stock pursuant to the terms and conditions set forth in the 2008 Plan. The exercise price of such options was equal to the fair market value of the Common Stock on the date of grant and will vest in three equal installments at the rate of one-third per year over three years commencing on the first anniversary of the grant date. In addition, the Engagement Letter provided that after completion of 100 calendar days of employment with the Company and subject to achievement of certain performance milestones to be mutually agreed to by Mr. Kreger and the Company’s Chief Executive Officer during the first ten days of employment, Mr. Kreger would be considered by the Compensation Committee for an award of 20,000 shares of Common Stock, pursuant to the 2008 Plan.

Under the terms of the Engagement Letter, as a condition to his employment Mr. Kreger was required to enter into a restrictive covenant agreement with the Company which provides that during the term of employment and for one year following his termination, Mr. Kreger may not directly or indirectly participate in any business which is competitive with the Company’s business. Similarly, for two years following his termination, Mr. Kreger may not solicit or otherwise interfere with the Company’s relationship with any present or former employee or customer of the Company. Mr. Kreger is also required to keep confidential during the term of employment and thereafter all confidential information concerning the Company and its business.

If Mr. Kreger’s employment with the Company is terminated for any reason whatsoever, whether by the Company or Mr. Kreger, then (i) he will be entitled to receive his salary and benefits earned and accrued through the date of termination; (ii) the Company will not be liable for or obligated to pay any stock or cash bonus compensation, incentive or otherwise, not already paid or accrued through the date of termination; (iii) all fully vested and exercisable options may be exercised to the extent authorized by the 2008 Plan, and all unvested stock options shall cease to vest and be forfeited as of such date; and (iv) no other benefits shall accrue or vest subsequent to such date. In addition to the foregoing, if the Company terminates Mr. Kreger without “Cause” (as defined below) or if Mr. Kreger resigns for “Good Reason” (as defined below), then, subject to execution of a Waiver and Release Agreement, Mr. Kreger will be entitled to receive severance payments equal to 12 months of salary at his then current base salary level.

“Cause” for purposes of the Engagement Letter means (i) commission of criminal conduct which involves moral turpitude; (ii) acts which constitute fraud or self-dealing against the Company or any of its subsidiaries, including, without limitation, misappropriation or embezzlement; (iii) willful engagement in conduct which is materially injurious to the Company or any of its subsidiaries; or (iv) gross misconduct in the performance of duties as an employee of the Company.

“Good Reason” for purposes of the Engagement Letter means the existence of any one or more of the following conditions that continue without Mr. Kreger’s consent for more than 45 days following written notice of such conditions by Mr. Kreger to the Chief Executive Officer (“Cure Period”): (i) a material adverse change in or reduction of Mr. Kreger’s title, authority, duties and responsibilities, or Mr. Kreger ceasing to report directly to the Chief Executive Officer; (ii) the assignment to Mr. Kreger of duties materially inconsistent with Mr. Kreger’s position with the Company; (iii) a reduction in Mr. Kreger’s gross bi-weekly salary below his initial gross bi-weekly salary as stated in the Offer Letter; (iv) Mr. Kreger no longer being eligible for a target bonus of 80% of his base salary, provided, however, to the extent that a reduction in bonus eligibility is accompanied by Mr. Kreger’s eligibility for another form of compensation, such as an award of equity compensation, that has a substantially equivalent value to such bonus eligibility reduction, the reduction in bonus eligibility will not constitute Good Reason; or (v) all or substantially all of the assets of the Company are purchased, and within 60 days of the consummation of such transaction the purchaser neither adopts the Offer Letter nor offers Mr. Kreger an employment agreement on substantially equivalent economic terms to the Offer Letter, provided that Mr. Kreger (x) delivers such notice within 30 days following his learning of such condition(s), and (y) ceases employment within 45 days after the end of the Cure Period.

David Evans — Employment Letter Agreement and Severance Agreement

Mr. Evans currently serves as the Company’s Senior Vice President, Chief Operating Officer. On January 30, 2009, Mr. Evans entered into an employment agreement with the Company which provides for his employment until terminated by the Company or Mr. Evans. In 2012, Mr. Evans’s annual base salary was increased to $325,000 from his 2010 base salary of $260,000, and in 2016, Mr. Evans’s annual base salary was increased to $331,500. Under the terms of the employment agreement, Mr. Evans is eligible to participate in all employee benefit plans and policies commensurate with his position and the Company’s cash bonus program, subject to corporate, departmental and individual targets being met. Under the employment agreement and subject to approval of the Board, Mr. Evans will also be eligible to receive stock options and restricted stock commensurate with his position.

In connection with the employment agreement, Mr. Evans also entered into a Restrictive Covenant Agreement effective February 2, 2009, which provides that during the term of employment and for a period of one year following his termination, Mr. Evans may not participate in, supervise or manage any competing activities in the defined territory. Similarly, for two years following the date of his termination, Mr. Evans may not solicit or otherwise interfere with the Company’s relationship with any present employee or any employee whose employment with the Company was terminated within the previous year, or any customer of the Company with whom Mr. Evans dealt in the two years prior to his termination of his employment with the Company. Mr. Evans is also required to keep confidential during the term of employment and thereafter all confidential and proprietary information concerning the Company and its business.

In connection with beginning his employment with the Company, Mr. Evans entered into a Severance Agreement dated February 2, 2009. Pursuant to the terms of such severance agreement, if the Company terminates Mr. Evans’ employment without cause, upon execution of the Company’s standard Waiver and Release, Mr. Evans is entitled to receive (i) severance payments equal to one year of salary at his then current base salary level payable in accordance with the Company’s then applicable payroll practices, and (ii) reimbursement for the cost of continuing health benefits for a period of one year following the date of termination; provided, however, that if Mr. Evans secures new employment during the one year period following his termination, any remaining severance payments will be reduced to an amount equal to the difference between his base salary on the date of termination and his new base salary; and provided further, if his new employer offers health insurance coverage, the Company will no longer be obligated to reimburse Mr. Evans for health insurance coverage effective on the date he starts such new employment.

Britt Jeffcoat — Offer Letter Agreement and Severance Agreement

In connection with the appointment of Mr. Jeffcoat as Vice President, Chief Accounting Officer and Controller, the Company and Mr. Jeffcoat entered into an offer letter (the “Offer Letter”) dated as of May 26, 2015. The terms of the Offer Letter provide for the employment of Mr. Jeffcoat as the Company’s Vice

President, Controller and Chief Accounting Officer at an initial base annual salary of $240,000. Mr. Jeffcoat is eligible to participate in all employee benefit plans and policies commensurate with his position and the Company’s cash bonus program, subject to satisfaction of corporate, departmental and individual objectives. Mr. Jeffcoat is also eligible for temporary housing reimbursements of $3,000 per month as well as other reimbursements relating to relocation. In addition, subject to approval of the Board, Mr. Jeffcoat is also eligible to receive stock options and restricted stock commensurate with his position. Mr. Jeffcoat is also required to keep confidential during the term of employment and thereafter all confidential and proprietary information concerning the Company and its business.

In connection with beginning his employment with the Company, Mr. Jeffcoat entered into a Severance Agreement dated May 26, 2015. The Severance Agreement provides that if the Company terminates Mr. Jeffcoat’s employment without cause or if Mr. Jeffcoat terminates his employment for good reason, subject to the execution of a waiver and release agreement, Mr. Jeffcoat will be entitled to receive severance payments in the amount of his then annual base salary for a period of one year following the date of termination.

Alex Schott — Offer Letter Agreement and Severance Agreement

Mr. Schott currently serves as the Senior Vice President, Strategic Operations. On August 26, 2016, the Company and Mr. Schott entered into an offer letter (the “Offer Letter”), effective as of the closing of the Home Solutions transaction, which occurred September 9, 2016. The Offer Letter provided for Mr. Schott’s employment at the same annual base salary as he received while working at Home Solutions, $220,000. Effective October 16, 2016, Mr. Schott’s based salary was increased to $280,000. Mr. Schott is eligible to participate in all employee benefit plans and policies commensurate with his position and the Company’s cash bonus program, subject to satisfaction of corporate, departmental and individual objectives. Mr. Schott is also eligible, subject to approval of the Board, to receive stock options and restricted stock commensurate with his position.

As a condition of Mr. Schott’s employment, on September 9, 2016, Mr. Schott entered into a Restrictive Covenant Agreement, which provides that during the term of his employment and for a period of one year following his termination, Mr. Schott may not participate in, supervise or manage any competing activities in the defined territory. Similarly, for two years following the date of his termination, Mr. Schott may not solicit or otherwise interfere with the Company’s relationship with any present employee or any employee whose employment with the Company was terminated within the previous year, or any customer of the Company with whom Mr. Schott dealt in the two years prior to his termination of his employment with the Company. Mr. Schott is also required to keep confidential during the term of employment and thereafter all confidential and proprietary information concerning the Company and its business.

Mr. Schott also entered into a Severance Agreement, effective September 9, 2016. The Severance Agreement provides that if the Company terminates Mr. Schott’s employment without cause, subject to the execution of a waiver and release agreement, Mr. Schott will be entitled to receive severance payments in the amount of his then annual base salary for a period of one year following the date of termination.

Potential Change in Control and Severance Payments

The following tables summarize potential change in control payments for Messrs. Greenleaf, Kreger, Evans, Jeffcoat and Schott. Change in control has the meaning assigned to the term in BioScrip’s Amended and Restated 2008 Equity Incentive Plan. The columns below describe the payments that would apply in different termination scenarios — a termination of employment as a result of the named executive officer’s voluntary resignation without good reason, termination of employment by the Company for cause, death, disability, termination of employment by the Company without cause, termination of employment as a result of the named executive officer’s resignation for good reason, or termination of employment as a result of a change in control. The table assumes that the termination or change in control occurred on December 31, 2016. For purposes of estimating the value of amounts of equity compensation to be received in the event of a termination of employment or change in control, the below assumes a price per share of Common Stock of $1.04, which represents the closing market price of the Common Stock as reported on the NASDAQ Global Market on December 30, 2016. All amounts are expressed in dollars.

Daniel E. Greenleaf

Benefit	Voluntary/ For Cause	Death	Disability	Without Cause/Good Reason	Change in Control
Cash Severance	—	362,500	362,500	1,087,500	3,262,500
Equity
Unexercisable Options	—	—	—	—	—
Unvested RSUs	—	—	—	392,452	392,452
Total	—	—	—	392,452	392,452
Retirement Benefit
Defined Benefit Plan	—	—	—	—	—
Defined Contribution Plan	—	—	—	—	—
Total	—	—	—	—	—
Other Benefits
Health & Welfare	—	—	—	31,689	31,689
Total	—	—	—	31,689	31,689
Total	—	362,500	362,500	1,511,641	3,686,641

Cash Severance: Pro rata current bonus and annual bonus with respect to any completed year that has not yet been paid in the event of termination as a result of death or disability; one times base salary in the event of a termination without cause or for good reason plus certain medical benefits and pro rata current bonus and annual bonus with respect to any completed year that has not yet been paid; two times base salary and two times target annual bonus in the event of termination without cause or for good reason during a Change in Control Severance Period, plus certain medical benefits and pro rata current bonus and annual bonus with respect to any completed year that has not yet been paid.

Unexercisable Options and Unvested RSUs: Intrinsic value of accelerated vesting of stock options and Restricted Stock Units based on the December 31, 2016 closing price of $1.04. As of December 31, 2016, Mr. Greenleaf had 442,810 unvested stock options outstanding and 377,358 Restricted Stock Units, which accelerate upon certain termination events, including termination Without Cause or resignation for Good Reason. The exercise price of each unvested option is greater than the December 31, 2016 closing price of $1.04. Value of Restricted Stock Units obtained by multiplying the unvested Restricted Stock Units by the closing price of $1.04.

Health & Welfare:  18 months of health and welfare benefits in the event of a termination without cause or with good reason whether or not during a Change in Control Severance Period.

Jeffrey M. Kreger

Benefit	Voluntary/ For Cause	Death	Disability	Without Cause/Good Reason	Change in Control
Cash Severance	—	—	395,000	395,000	395,000
Equity
Unexercisable Options	—	—	—	—	—
Total	—	—	—	—	—
Retirement Benefit
Defined Benefit Plan	—	—	—	—	—
Defined Contribution Plan	—	—	—	—	—
Total	—	—	—	—	—
Other Benefits
Health & Welfare	—	—	—	—	—
Total	—	—	—	—	—
Total	—	—	395,000	395,000	395,000

Cash Severance:  One year base salary in the event of termination by the Company other than for cause or in the event of resignation for good reason.

David Evans

Benefit	Voluntary/ For Cause	Death	Disability	Without Cause/Good Reason	Change in Control
Cash Severance	—	—	331,500	331,500	331,500
Equity
Unexercisable Options	—	—	—	—	—
Total	—	—	—	—	—
Retirement Benefit
Defined Benefit Plan	—	—	—	—	—
Defined Contribution Plan	—	—	—	—	—
Total	—	—	—	—	—
Other Benefits
Health & Welfare	—	—	22,085	22,085	22,085
Total	—	—	22,085	22,085	22,085
Total	—	—	353,585	353,585	353,585

Cash Severance:  One year base salary in the event of termination by the Company other than for cause.

Health & Welfare:  One additional year of health and welfare benefits in the event of termination by the Company other than for cause.

Britt Jeffcoat

Benefit	Voluntary/ For Cause	Death	Disability	Without Cause/Good Reason	Change in Control
Cash Severance	—	—	240,000	240,000	240,000
Equity
Unexercisable Options	—	—	—	—	—
Total	—	—	—	—	—
Retirement Benefit
Defined Benefit Plan	—	—	—	—	—
Defined Contribution Plan	—	—	—	—	—
Total	—	—	—	—	—
Other Benefits
Health & Welfare	—	—	—	—	—
Total	—	—	—	—	—
Total	—	—	240,000	240,000	240,000

Cash Severance:  One year base salary in the event of termination by the Company other than for cause or in the event of resignation for good reason.

Alex Schott

Benefit	Voluntary/ For Cause	Death	Disability	Without Cause/Good Reason	Change in Control
Cash Severance	—	—	220,000	220,000	220,000
Equity
Unexercisable Options	—	—	—	—	—
Total	—	—	—	—	—
Retirement Benefit
Defined Benefit Plan	—	—	—	—	—
Defined Contribution Plan	—	—	—	—	—
Total	—	—	—	—	—
Other Benefits
Health & Welfare	—	—	—	—	—
Total	—	—	—	—	—
Total	—	—	220,000	220,000	220,000

Cash Severance: One year base salary in the event of termination by the Company other than for cause.

Richard M. Smith

Mr. Smith served as the Company’s President and Chief Executive Officer until September 9, 2016 and left the Company’s employment on November 30, 2016. In connection with his separation, Mr. Smith and the Company entered into a Separation and Release Agreement under which Mr. Smith will receive $1,300,000 of cash severance. Mr. Smith was also entitled to eighteen months of health and welfare benefits. Upon his departure, all of Mr. Smith’s unvested options became fully vested and the termination date was accelerated — and the post-termination exercise period extended — to November 30, 2017.

J. Christian Luthin

Mr. Luthin served as the Company’s Senior Vice President, Chief Operating Officer until August 31, 2016 and left the Company’s employment on September 19, 2016. In connection with his separation, Mr. Luthin and the Company entered into a Separation and Release Agreement under which Mr. Luthin will receive $395,000 of cash severance. Upon his departure, all of Mr. Luthin’s unvested options became fully vested and the termination date was accelerated — and the post-termination exercise period extended — to September 19, 2018.

Brian Stiver

Mr. Stiver served as the Company’s Senior Vice President, Sales and Marketing until September 9, 2016 and left the Company’s employment on October 3, 2016. In connection with his separation, Mr. Stiver and the Company entered into a Separation and Release Agreement under which Mr. Stiver will receive $300,000 of cash severance. Upon his departure, all of Mr. Stiver’s unvested options became fully vested and the termination date was accelerated — and the post-termination exercise period extended — to October 3, 2018. In addition, Mr. Stiver’s unvested Restricted Stock Awards became fully vested.

STOCKHOLDER PROPOSALS

Rule 14a-8 under the Exchange Act establishes the eligibility requirements and the procedures that must be followed for a stockholder’s proposal to be included in a public company’s proxy materials. Under Rule 14a-8, proposals submitted for inclusion in the Company’s 2018 proxy materials relating to the 2018 Annual Meeting must be received by the Company at its principal executive offices located at 1600 Broadway, Suite 700, Denver, Colorado 80202, Attention: Secretary, no later than the close of business on December [  ], 2017, in order to be included in the Company’s proxy statement and proxy relating to the 2018 Annual Meeting; provided, however, that in the event that the date of such meeting is advanced by more than 30 days or delayed by more than 30 days from the anniversary date of the Annual Meeting, notice by the stockholder to be included in the Company’s proxy statement and proxy relating to the 2018 Annual Meeting must be so delivered a reasonable time before the Company begins to print and send its proxy materials. Proposals must comply with all the requirements of Rule 14a-8 and the Company’s bylaws. The Company will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

Stockholder proposals and nominations for directors made outside of Rule 14a-8 under the Exchange Act may be considered at the 2018 Annual Meeting only if timely notice is given to the Company. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Company no later than February 1, 2018 and no earlier than January 2, 2018; provided, however, that in the event that the date of the 2018 Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the Annual Meeting, notice by a stockholder to be timely must be so delivered not earlier than the 120th day prior to the 2018 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2017 Annual Meeting or the tenth day following the day on which public announcement of the date of the 2018 Annual Meeting is first made. Such stockholder notice must comply with all of the requirements of the Company’s bylaws. The Board or the presiding officer at the 2018 Annual Meeting may reject any such proposals that are not made in accordance with these procedures or that are not a proper subject for stockholder action in accordance with applicable law. These requirements are separate from the procedural requirements a stockholder must meet to have a proposal included in the Company’s proxy statement.

ANNUAL REPORT

A copy of the 2016 Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC, is enclosed but is not to be regarded as proxy solicitation materials. You may obtain an additional copy at no charge through our website or by contacting us for a printed set. In addition, the exhibits of the 2016 Annual Report on Form 10-K are available upon payment of charges that approximate our cost of reproduction. You may contact us for these purposes at: BioScrip, Inc., 1600 Broadway, Suite 700, Denver, Colorado 80202, Attention: Corporate Secretary.

INCORPORATION BY REFERENCE

Upon the written or oral request of any stockholder entitled to vote at the Annual Meeting, we will provide, without charge, a copy of any document incorporated by reference into this Proxy Statement by first class mail or other equally prompt means. Requests for such documents should be directed to BioScrip, Inc., 1600 Broadway, Suite 700, Denver, Colorado 80202, Attention: Corporate Secretary, telephone: (720) 697-5200.

HOUSEHOLDING

If you and other residents with the same last name at your mailing address own shares of Common Stock in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold stock through that broker or bank. This practice of sending only one copy of proxy materials is known as “householding.” If you received a householding communication, your broker will send one copy of this Proxy Statement and one copy of the 2016 Annual Report to your address unless contrary instructions were given by any stockholder at that address. If you received more than one copy of the proxy materials this year and you wish to reduce the number of reports you receive in the future and save the Company the cost of printing and mailing these reports, your broker will discontinue the mailing of reports on the accounts you select if you mark the designated box on your proxy card, or follow the instructions provided when you vote over the Internet.

You may revoke your consent to householding at any time by calling (800) 542-1061. The revocation of your consent to householding will be effective 30 days following its receipt. In any event, if your household received a single set of proxy materials for this year, but you would prefer to receive your own copy, we will send a copy to you if you address your written request to BioScrip, Inc., Secretary, 1600 Broadway, Suite 700, Denver, Colorado 80202, Attention: Corporate Secretary or contact BioScrip, Inc. Secretary at (720) 697-5200.

DIRECTIONS TO THE ANNUAL MEETING

If you require directions to attend the Annual Meeting, please send a written request to the Secretary of BioScrip, Inc., at 1600 Broadway, Suite 700, Denver, Colorado 80202, Attention: Corporate Secretary, telephone: (720) 697-5200.

Annex A

Execution Version

TAX ASSET PROTECTION PLAN

between

BIOSCRIP, INC.

and

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC,
as Rights Agent

Dated as of August 11, 2016

i

EXHIBITS

Exhibit A:	Form of Certificate of Designation, Preferences and Rights of Series D Junior Participating Preferred Stock
Exhibit B:	Form of Rights Certificate
Exhibit C:	Summary of Rights

ii

TAX ASSET PROTECTION PLAN

TAX ASSET PROTECTION PLAN, dated as of August 11, 2016 (the “Agreement”), between BioScrip, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, as Rights Agent (the “Rights Agent”).

WITNESSETH

WHEREAS, on August 11, 2016 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company authorized and declared a dividend distribution of one right (each, a “Right,” and together with all other such rights distributed or issued pursuant hereto, the “Rights”) for each share of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) outstanding at the Close of Business (as hereinafter defined) on August 25, 2016 (the “Record Date”), each Right initially representing the right to purchase one ten-thousandth of a share of Preferred Stock (as hereinafter defined) of the Company, upon the terms and subject to the conditions hereinafter set forth, and further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock issued or delivered by the Company after the Record Date but prior to the earlier of the Distribution Date (as hereinafter defined) or the Expiration Date (as hereinafter defined) or as provided in Section 21 hereof.

NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1	Certain Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated:

(a) “4.9% Stockholder” shall mean a Person (other than the Company, any Related Person or any Exempt Person) who beneficially owns 4.9% or more of the Company’s then-outstanding Common Stock.

(b) “Acquiring Person” shall mean any Person (other than the Company, any Related Person or any Exempt Person) that is or has become a 4.9% Stockholder, provided, however, that any Person who would otherwise qualify as an Acquiring Person upon the execution of this Agreement or any Person who has ceased to be an Exempt Person as of a particular date by determination of the Board will not be deemed to be an “Acquiring Person” for any purpose of this Agreement on and after such date unless and until such Person acquires Beneficial Ownership of additional shares of Common Stock, and provided, also, that a Person will not be deemed to have become an Acquiring Person solely as a result of (i) a reduction in the number of shares of Common Stock outstanding, (ii) the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, in their capacity as such, (iii) any unilateral grant of any security by the Company, or (iv) an Exempt Transaction, in each case of clauses (i), (ii), (iii) and (iv), unless and until such Person acquires Beneficial Ownership of one additional share of Common Stock while the Beneficial Owner of 4.9% of more of the Company’s then-outstanding Common Stock pursuant to a transaction that is not described in clause (i), (ii), (iii) or (iv). If the Board determines in its sole discretion that a Person who would otherwise be an “Acquiring Person” has become such inadvertently (including, without limitation, because (x) such Person was unaware that it Beneficially Owned a percentage of Common Stock that would otherwise cause such Person to be an Acquiring Person or (y) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement) and such Person divests as promptly as practicable (as determined by the Board in its sole discretion) a sufficient number of shares of Common Stock so that such Person is no longer the Beneficial Owner of 4.9% or more of the Common Stock then outstanding, then such Person shall not be deemed to be or ever to have been an “Acquiring Person” for any purposes of this Agreement as a result of such inadvertent acquisition.

(c) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement, and to the extent not included within the foregoing clause of this Section 1(c), shall also include, with respect to any Person, any other Person (whether or not a Related Person or an Exempt Person) whose shares of Common Stock would be deemed constructively owned by such first Person, owned by a single “entity” (as defined in Section 1.382-3(a)(1) of the Treasury Regulations) or otherwise

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aggregated with shares owned by such first Person pursuant to the provisions of Section 382 of the Code, or any successor provision or replacement provision, and the Treasury Regulations thereunder, provided, however, that a Person shall not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.

(d) “Agreement” shall have the meaning set forth in the preamble of this Agreement.

(e) “Authorized Officer” shall mean the Chairman of the Board of Directors, Chief Executive Officer, President, any Senior or Executive Vice President, Secretary or Treasurer of the Company.

(f) A Person shall be deemed the “Beneficial Owner” of, shall be deemed to have “Beneficial Ownership” of and shall be deemed to “beneficially own”:

(i) any securities that such Person or any of such Person’s Affiliates or Associates has the right to acquire (whether such right is exercisable immediately, or only after the passage of time, compliance with regulatory requirements, the fulfillment of a condition, or otherwise) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, securities tendered pursuant to a tender offer or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange;

(ii) any securities that such Person or any such Person’s Affiliates or Associates (A) directly or indirectly, has the right to vote or dispose of, alone or in concert with others, or (B) beneficially owns, directly or indirectly, for purposes of Section 13(d) of the Exchange Act and Rule 13d-3 promulgated under the Exchange Act (in each case as in effect on the date hereof), including, with respect to both clause (A) and clause (B), pursuant to any agreement, arrangement or understanding (whether or not in writing), but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations; provided that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security on account of an agreement, arrangement or understanding to vote such security that (X) arises solely from a revocable proxy given to such Person or any of such Person’s Affiliates or Associates in response to a public proxy solicitation made pursuant to and in accordance with the applicable rules and regulations promulgated under the Exchange Act, including the disclosure requirements of Schedule 14A thereunder and (Y) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report);

(iii) any securities that are Beneficially Owned, directly or indirectly, by any other Person, if such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) with such other Person or any of such other Person’s Affiliates or Associates for the purpose of acquiring, holding, voting (other than voting pursuant to a revocable proxy as described in the proviso to Section 1(f)(ii) hereof) or disposing of any securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations; and

(iv) on any day on or after the Distribution Date, all Rights that prior to such date were represented by certificates for Common Stock that such Person Beneficially Owns on such day.

Notwithstanding anything to the contrary in this Section 1(f), (A) a Person engaged in business as an underwriter of securities shall not be deemed to be the Beneficial Owner of, or to Beneficially Own, any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the 40th calendar day after the date of such acquisition (or such later date as the Board may determine in any specific case), and then only if such securities continue to be owned by such Person as of such date; (B) a Person shall not be deemed to be the Beneficial Owner of, or to Beneficially Own, any security on account of such Person’s status as a “clearing agency,” as defined in Section 3(a)(23) of the Exchange Act; and (C) any Person, with Affiliate(s), Associate(s) or other Person(s) who may be deemed representatives of it serving as director(s) of the Company, shall not be deemed to beneficially own securities (i) held by such other Persons

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serving as director(s) of the Company to the extent such securities were issued by the Company to such director(s) in the ordinary course of business as compensation for their service as director(s) of the Company or (ii) held by such Person to the extent such securities were issued by the Company to such Person in the ordinary course of business as compensation for such other Persons’ service as director(s) of the Company.

Notwithstanding anything to the contrary in this Section 1(f) (excluding the immediately prior paragraph), to the extent not within the foregoing provisions of this Section 1(f), a Person shall be deemed to be the Beneficial Owner of, or to Beneficially Own, any securities that such Person would be deemed to constructively own or which otherwise would be aggregated with securities owned by such Person pursuant to Section 382 of the Code, or any successor provision or replacement provision and the Treasury Regulations thereunder.

(g) “Board” shall mean the Board of Directors of the Company or any duly authorized committee thereof.

(h) “Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(i) “Common Stock” shall have the meaning set forth in the preamble of this Agreement.

(j) “Close of Business” on any given date shall mean 5:00 P.M., New York time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York time, on the next succeeding Business Day.

(k) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(l) “Company” shall have the meaning set forth in the preamble of this Agreement.

(m) “Current Per Share Market Price” shall have the meaning set forth in Section 11(d)(i) or Section 11(d)(ii) hereof, as applicable.

(n) “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(o) “Distribution Date” shall mean the earliest of (i) the Close of Business on the tenth Business Day after the Stock Acquisition Date (or, if such tenth Business Day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) or (ii) the Close of Business on the tenth Business Day (or, such later date as may be specified by the Board prior to such time as any Person becomes an Acquiring Person) after the commencement of a tender or exchange offer by or on behalf of any Person (other than the Company, any Related Person or any Exempt Person), if upon the consummation thereof such Person would become an Acquiring Person; provided, however, that if a tender or exchange offer is terminated prior to the occurrence of a Distribution Date, then no Distribution Date shall occur as a result of such tender or exchange offer.

(p) “Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b) hereof.

(q) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(r) “Exchange Ratio” shall have the meaning set forth in Section 23(a) hereof.

(s) “Exempt Person” shall mean any Person deemed to be an “Exempt Person” by the Board in its sole discretion. Any exemption granted by the Board may be granted in whole or in part, and may be subject to limitations or conditions to the extent the Board shall determine, in its sole discretion, necessary or desirable.

(t) “Exempt Transaction” shall include (i) the increase in Liquidation Preference of the Company’s Series A Convertible Preferred Stock in accordance with Section 3 of the Certificate of Designation for the Series A Convertible Preferred Stock, (ii) the increase in Liquidation Preference of the Company’s Series C Convertible Preferred Stock in accordance with Section 3 of the Certificate of Designation for the Series C Convertible Preferred Stock, (iii) the issuance of securities of the Company pursuant to the Asset Purchase Agreement, dated June 11, 2016 (as amended by the First Amendment thereto dated

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June 16, 2016) by and among HS Infusion Holdings, Inc., the Company and the other parties thereto, or (iv) any transaction that the Board determines, in its sole discretion, is exempt, which determination shall be irrevocable.

(u) “Expiration Date” shall mean the earliest of (i) the Close of Business on the Final Expiration Date, (ii) the time at which the Rights are redeemed as provided in Section 22 hereof, (iii) the time at which the Rights are exchanged in full as provided in Section 23 hereof, (iv) the effective date of the repeal of both Section 382 and Section 383 of the Code, or any successor provisions or replacement provisions, if the Board determines that this Agreement is no longer necessary for the preservation of Tax Benefits or (v) the beginning of a taxable year of the Company for which the Board determines that the Company has or will have no Tax Benefits.

(v) “Final Expiration Date” shall mean the earlier of (i) August 11, 2019 or (ii) August 11, 2017, if stockholder approval of this Agreement has not been received by or on such date.

(w) “Ownership Statement” shall have the meaning set forth in Section 3(a) hereof.

(x) “Person” shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, trust, unincorporated association, organization or other legal entity, or any group of persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations or otherwise for purposes of Section 382 of the Code, or any successor provision or replacement provision, and includes any successor (by merger or otherwise) of such individual or entity.

(y) “Preferred Stock” shall mean shares of Series D Junior Participating Preferred Stock, par value $0.0001 per share, of the Company having the rights and preferences set forth in the form of Certificate of Designation, Preferences and Rights of Series D Junior Participating Preferred Stock attached hereto as Exhibit A.

(z) “Purchase Price” shall mean initially $14.00 per one ten-thousandth of a share of Preferred Stock, subject to adjustment from time to time as provided in this Agreement.

(aa) “Record Date” shall have the meaning set forth in the recitals to this Agreement.

(bb) “Redemption Price” shall mean $0.00001 per Right, subject to adjustment of the Company to reflect any stock split, stock dividend or similar transaction occurring after the date hereof.

(cc) “Related Person” shall mean (i) any Subsidiary of the Company or (ii) any employee benefit or stock ownership plan of the Company or of any Subsidiary of the Company or any entity holding shares of Common Stock for or pursuant to the terms of any such plan.

(dd) “Rights” shall have the meaning set forth in the recitals to this Agreement.

(ee) “Rights Agent” shall have the meaning set forth in the preamble of this Agreement except as otherwise provided in Section 18 and Section 20 hereof.

(ff) “Rights Certificates” shall mean certificates evidencing the Rights, in substantially the form attached hereto as Exhibit B.

(gg) “Rights Dividend Declaration Date” shall have the meaning set forth in the recitals to this Agreement.

(hh) “Section 11(a)(ii) Event” shall have the meaning set forth in Section 11(a)(ii) hereof.

(ii) “Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

(jj) “Securities Act” shall mean Securities Act of 1933, as amended.

(kk) “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

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(ll) “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed or amended pursuant to Section 13(d) or Section 13(g) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

(mm) “Subsidiary” shall mean, with reference to any Person, any corporation or other legal entity of which a majority of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

(nn) “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(oo) “Summary of Rights” shall mean a copy of a summary of the terms of the Rights, in substantially the form attached hereto as Exhibit C.

(pp) “Tax Benefits” shall mean the net operating loss carry-overs, capital loss carry-overs, general business credit carry-overs, alternative minimum tax credit carry-overs and foreign tax credit carry-overs, as well as any “net unrealized built-in loss” within the meaning of Section 382 of the Code, or any successor provision or replacement provision, of the Company or any direct or indirect subsidiary thereof.

(qq) “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day.

(rr) “Treasury Regulations” shall mean final, temporary and proposed income tax regulations promulgated under the Code, including any amendments thereto.

(ss) “Trust” shall have the meaning set forth in Section 23(d) hereof.

(tt) “Trust Agreement” shall have the meaning set forth in Section 23(d) hereof.

Section 2	Appointment of the Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the express terms and conditions hereof (and no implied terms or conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable; provided, however, that the Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agents.
Section 3	Issuance of Rights Certificates.

(a) Until the Distribution Date, (i) the Rights shall be evidenced (subject to Section 3(b) and Section 3(c) hereof) by the certificates representing the shares of Common Stock in the names of the record holders thereof (which certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights) or by the current ownership statements issued with respect to uncertificated shares of Common Stock in lieu of such certificates (“Ownership Statements”) (which Ownership Statements shall be deemed also to be certificates for Rights) and (ii) the Rights shall be transferable only in connection with the transfer of the underlying shares of Common Stock.

(b) On or as promptly as practicable after the Record Date, the Company shall send, in accordance with Section 25 hereof, to each record holder of shares of Common Stock as of the Close of Business on the Record Date, a copy of a Summary of Rights. With respect to shares of Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights associated with such shares of Common Stock will be evidenced by the certificate or Ownership Statement for such shares of Common Stock registered in the names of the holders thereof, in each case together with the Summary of Rights. Until the Distribution Date, the surrender for transfer of any certificate or Ownership Statement for shares of Common Stock outstanding on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate or Ownership Statement.

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(c) Rights shall, without any further action, be issued by the Company in respect of all shares of Common Stock (other than any shares of Common Stock that may be issued upon the exercise or exchange of any Right) issued or delivered by the Company after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date, and, to the extent provided in Section 21 hereof, after the Distribution Date. Certificates and Ownership Statements representing such shares of Common Stock shall have stamped on, impressed on, printed on, written on, or otherwise affixed to them a legend in substantially the following form or such similar legend as the Company may deem appropriate and is not inconsistent with the provisions of this Agreement and as do not affect the rights, duties or responsibilities of the Rights Agent, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or transaction reporting system on which the shares of Common Stock may from time to time be listed or quoted:

This [certificate/statement] also evidences and entitles the holder hereof to certain Rights as set forth in the Tax Asset Protection Plan between BioScrip, Inc. and American Stock Transfer & Trust Company, LLC, dated as of August 11, 2016 and as amended from time to time (the “Plan”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of BioScrip, Inc. The Rights are not exercisable prior to the occurrence of certain events specified in the Plan. Under certain circumstances, as set forth in the Plan, such Rights may be redeemed, may be exchanged, may expire, may be amended, or may be evidenced by separate certificates and no longer be evidenced by this [certificate/statement]. BioScrip, Inc. shall mail to the holder of this [certificate/statement] a copy of the Plan, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances as set forth in the Plan, Rights that are or were beneficially owned by an Acquiring Person or any Affiliate or Associate of an Acquiring Person (as such terms are defined in the Plan) may become null and void.

With respect to such certificates or Ownership Statements containing the foregoing legend, until the Distribution Date, the Rights associated with the shares of Common Stock represented by such certificates or Ownership Statements shall be represented by such certificates or Ownership Statements alone and the surrender for transfer of any certificate or Ownership Statement for shares of Common Stock shall also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate or Ownership Statement.

(d) As promptly as practicable after the Distribution Date, the Company shall prepare and execute, the Rights Agent shall countersign and the Company shall send or cause to be sent (and the Rights Agent will, if requested, and if provided with all necessary information and documents, at the expense of the Company, send), in accordance with Section 25 hereof, to each record holder of shares of Common Stock, as of the Close of Business on the Distribution Date (other than an Acquiring Person or any Associate or Affiliate of an Acquiring Person), a Rights Certificate representing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(i) or Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall not be required to issue Rights Certificates evidencing fractional Rights but may, in lieu thereof, make the necessary and appropriate rounding adjustments (in accordance with Section 13(a) hereof) so that Rights Certificates evidencing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights shall be represented solely by such Rights Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the next Business Day.

(e) In the event that the Company purchases or otherwise acquires any shares of Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such shares of Common Stock shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock so purchased or acquired.

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Section 4	Form of Rights Certificates. The Rights Certificates (and the form of election to purchase and the form of assignment and the certificates contained therein to be printed on the reverse thereof) shall each be substantially in the form attached hereto as Exhibit B with such changes and marks of identification or designation, and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or transaction reporting system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of Section 21 hereof, the Rights Certificates, whenever distributed shall entitle the holders thereof to purchase such number of one ten-thousandths of a share of Preferred Stock as is set forth therein at the Purchase Price; provided, however, that the Purchase Price, the number and kind of securities issuable upon exercise of each Right and the number of Rights outstanding shall be subject to adjustment as provided in this Agreement.
Section 5	Countersignature and Registration.

(a) The Rights Certificates shall be executed on behalf of the Company by any Authorized Officer, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof, which shall be attested by any other Authorized Officer, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

(b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its office or offices designated for such purposes and at such other offices as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or any transaction reporting system on which the rights may from time to time be listed or quoted, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

Section 6	Transfer, Split-Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a) Subject to the provisions of Section 11(a)(ii) and Section 13 hereof, at any time after the Close of Business on the Distribution Date, and prior to the Expiration Date, any Rights Certificate(s) (other than Rights Certificates representing Rights that have been redeemed or exchanged pursuant to Section 22 or Section 23 hereof) representing exercisable Rights may be transferred, split-up, combined or exchanged for another Rights Certificate(s), entitling the registered holder to purchase a like number of one ten-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as the Rights Certificate(s) surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split-up, combine or exchange any such Rights Certificate(s) must make such request in writing delivered to the Rights Agent, and must surrender the Rights Certificate(s) to be transferred, split-up, combined or exchanged, with any required forms of assignment and certificate contained therein properly completed and duly executed, at the office or offices of the Rights Agent designated for such purpose. The Rights Certificates are transferable only on the registry books of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take

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any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have (i) properly completed and duly signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate, (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner and the Affiliates and Associates of such Beneficial Owner (or former Beneficial Owner)) as the Company or the Rights Agent shall reasonably request, and (iii) paid a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split-up, combination or exchange or Rights Certificates as required by Section 9(d) hereof. Thereupon the Rights Agent shall, subject to Section 11(a)(ii), Section 13 and Section 23 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested registered in such name or names as may be designated by the surrendering registered holder. The Rights Agent shall promptly forward any such sum collected by it to the Company or to such Person or Persons as the Company shall specify by written notice. The Rights Agent shall have no duty or obligation unless and until it is satisfied that all such taxes and/or charges have been paid.

(b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate, if mutilated, the Company shall execute and deliver a new Rights Certificate of like tenor to the Rights Agent and the Rights Agent will countersign and deliver such new Rights Certificate to the registered holder in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Section 7	Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) Subject to Section 11(a)(ii) hereof, at any time after the Distribution Date and prior to the Expiration Date, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein, including, without limitation, the restrictions on exercisability as set forth in Section 9(e), Section 11(a)(iii), Section 22(a) and Section 23(a) hereof) in whole or in part upon surrender of the Rights Certificate, with the form of election to purchase and the certificate contained therein on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the Purchase Price (including any applicable tax and/or charge required to be paid by the holder of such Rights Certificate in accordance with the provisions of Section 9(d) hereof) for each one ten-thousandth of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which the Rights are exercised.

(b) Upon receipt of a Rights Certificate representing exercisable Rights with the form of election to purchase and the certificate contained therein properly completed and duly executed, accompanied by payment of the Purchase Price for each one ten-thousandth of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) to be purchased and an amount equal to any applicable tax and/or charge required to be paid under Section 9(d) hereof by certified check, cashier’s check, bank draft or money order payable to the order of the Company, the Rights Agent shall, subject to Section 19(j) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates representing the total number of one ten-thousandths of a share of Preferred Stock to be purchased (and the Company hereby irrevocably authorizes and directs its transfer agent to comply with all such requests) or (B) if the Company shall have elected to deposit any shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one ten-thousandths of a share of Preferred Stock as are to be purchased (and the Company hereby irrevocably authorizes and directs such depositary agent to comply with all such requests), (ii) after receipt of such certificates (or depositary receipts, as the case may be) cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, (iii) when necessary to comply with this Agreement, requisition from the Company or any transfer agent therefor of certificates

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representing the number of equivalent shares to be issued in lieu of the issuance of shares of Common Stock in accordance with the provisions of Section 11(a)(iii) hereof, (iv) when necessary to comply with this Agreement, after receipt of such certificates, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, (v) when necessary to comply with this Agreement, requisition from the Company of the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with the provisions of Section 13 hereof, and (vi) when necessary to comply with this Agreement, after receipt, deliver such cash to the registered holder of such Rights Certificate.

(c) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, the Rights Agent shall prepare, execute and deliver a new Rights Certificate evidencing Rights equivalent to the exercisable Rights remaining unexercised to the registered holder of such Rights Certificate or to such holder’s duly authorized assigns, subject to the provisions of Section 13 hereof.

(d) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to any purported transfer, split-up, combination or exchange of any Rights Certificate pursuant to Section 6 hereof or exercise or assignment of a Rights Certificate as set forth in this Section 7 unless the registered holder of such Rights Certificate shall have (i) properly completed and duly signed the certificate contained in the form of assignment or the form of election to purchase, as applicable, set forth on the reverse side of the Rights Certificate surrendered for such transfer, split-up, combination, exchange, exercise or assignment and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof and of the Rights evidenced thereby and Affiliates and Associates thereof as the Company or the Rights Agent may reasonably request.

Section 8	Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split-up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.
Section 9	Company Covenants Concerning Securities and Rights.

(a) The Company covenants and agrees that it shall cause to be reserved, authorized for issuance and kept available out of its authorized and unissued shares of Preferred Stock, a number of shares of Preferred Stock that shall be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7 hereof.

(b) The Company covenants and agrees so long as the shares of Preferred Stock (and, following the occurrence of a Section 11(a)(ii) Event, shares of Common Stock or other securities, as the case may be) issuable upon the exercise of the Rights may be listed on any national securities exchange, or quoted on a quotation system, it shall endeavor to cause, from and after such time as the Rights become exercisable, all securities reserved for issuance upon the exercise of Rights to be listed on such exchange, or quoted on such quotation system, upon official notice of issuance upon such exercise.

(c) The Company covenants and agrees it will take all such actions as may be necessary to ensure that all shares of Preferred Stock (and, following the occurrence of a Section 11(a)(ii) Event, shares of Common Stock or other securities, as the case may be) delivered upon exercise of Rights, at the time of delivery of the certificates for such securities, shall be (subject to payment of the Purchase Price) duly authorized, validly issued, fully paid and nonassessable securities.

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(d) The Company covenants and agrees it will pay when due and payable any and all taxes and charges that may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates representing securities issued upon the exercise of Rights; provided, however, that the Company shall not be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts representing securities issued upon the exercise of Rights in a name other than that of, the registered holder of the Rights Certificate evidencing Rights surrendered for exercise, or to issue or deliver any certificates or depositary receipts representing securities issued upon the exercise of any Rights until any such tax or charge has been paid (any such tax or charge being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s reasonable satisfaction that no such tax or charge is due.

(e) If the Company determines that registration under the Securities Act is required, then the Company shall use its best efforts (i) to file, as soon as practicable after the Distribution Date, on an appropriate form, a registration statement under the Securities Act with respect to the securities issuable upon exercise of the Rights, (ii) to cause such registration statement to become effective as soon as practicable after such filing and (iii) to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities or (B) the Expiration Date. The Company shall also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed 90 calendar days after the date the Company determines that registration is required, the exercisability of the Rights in order to prepare and file such registration statement and to permit it to become effective or to qualify the rights, the exercise thereof or the issuance of shares of Preferred Stock, Common Stock, or other securities upon the exercise thereof under state securities or “blue sky” laws. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company shall notify the Rights Agent in writing whenever it makes a public announcement pursuant to this Section 9(e) and give the Rights Agent a copy of such announcement. In addition, if the Company determines that a registration statement or other document should be filed under the Securities Act or any state securities laws following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights, for a period of time not to exceed 90 calendar days after the date the Company makes such determination, in each relevant jurisdiction, until such time as a registration statement has been declared effective or any such other document filed and, if required, approved, and, upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended (with prompt written notice thereof to the Rights Agent), as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding anything in this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite registration or qualification in such jurisdiction has not been effected or the exercise of the Rights is not permitted under applicable law.

(f) Notwithstanding anything in this Agreement to the contrary, after the later of the Stock Acquisition Date and the Distribution Date, the Company shall not, except as permitted by Section 22 or Section 26 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action shall eliminate or otherwise diminish the benefits intended to be afforded by the Rights.

(g) In the event that the Company is obligated to issue other securities of the Company, pay cash or distribute other assets pursuant to Section 7, Section 11, Section 13, Section 22 or Section 23 hereof, it shall make all arrangements necessary so that such other securities, cash or other assets are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement.

Section 10	Record Date. Each Person in whose name any certificate for a number of one ten-thousandth of a share of Preferred Stock (or Common Stock or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record

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of such shares of Preferred Stock (or Common Stock or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate representing such Rights was duly surrendered and payment of the Purchase Price (and all applicable taxes and/or charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of the Company for shares of Preferred Stock (or Common Stock or other securities, as the case may be) are closed, such Person shall be deemed to have become the record holder of such securities on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a holder of any security of the Company with respect to shares for which the Rights are or may be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.
Section 11	Adjustment of Purchase Price, Number and Kind of Securities or Number of Rights. The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare or pay a dividend on the shares of Preferred Stock payable in shares of Preferred Stock, (B) subdivide or split the outstanding shares of Preferred Stock, (C) combine or consolidate the outstanding shares of Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the shares of Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation or reclassification, as the case may be, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date (whether or not such Right was then exercisable) and at a time when the transfer books of the Company for the shares of Preferred Stock (or other capital stock, as the case may be) were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, split combination, consolidation or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.

(ii) Subject to Section 22 and Section 23 of this Agreement and except as otherwise provided in this Section 11(a)(ii) and Section 11(a)(iii) hereof, in the event that any Person becomes an Acquiring Person (a “Section 11(a)(ii) Event”), each holder of a Right shall thereafter have the right to receive, upon exercise thereof at a price equal to the then-current Purchase Price, in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock, such number of shares of Common Stock as shall equal the result obtained by (x) multiplying the then-current Purchase Price by the number of one ten-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event and dividing that product (which, following such first occurrence, shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by (y) 50% of the Current Per Share Market Price of the Company’s Common Stock (determined pursuant to Section 11(d) hereof) on the date of such first occurrence; provided, however, that the Purchase Price (as so adjusted) and the number of shares of Common Stock so receivable upon exercise of a Right shall thereafter be subject to further adjustment as appropriate in accordance with Section 11(f) hereof.

Notwithstanding anything in this Agreement to the contrary, however, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights that are beneficially owned by (A) any Acquiring Person (or any

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Affiliate or Associate of any Acquiring Person), (B) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the occurrence of such Person becoming an Acquiring Person or (C) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with such Person becoming an Acquiring Person pursuant to either (1) a transfer from the Acquiring Person (or any such Affiliate or Associate) to holders of its equity securities or to any Person with whom the Acquiring Person (or any such Affiliate or Associate) has any continuing agreement, arrangement or understanding, written or otherwise, regarding the transferred Rights or (2) a transfer that the Board has determined is part of a plan, arrangement or understanding, written or otherwise, which has the purpose or effect of avoiding the provisions of this paragraph, shall be null and void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company will use commercially reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. From and after the occurrence of any Person becoming an Acquiring Person, no Rights Certificates shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become null and void pursuant to the provisions of this paragraph, and any Rights Certificates delivered to the Rights Agent that represent Rights that are or have become null and void pursuant to the provisions of this paragraph shall be cancelled.

(iii) The Company may at its option substitute for a share of Common Stock issuable upon the exercise of Rights in accordance with the foregoing Section 11(a)(ii) such number or fractions of shares of Preferred Stock having an aggregate current market value equal to the Current Per Share Market Price of a share of Common Stock. In the event that there shall be an insufficient number of shares of Common Stock authorized but unissued (and unreserved) to permit the exercise in full of the Rights in accordance with the foregoing Section 11(a)(ii), the Board shall, with respect to such deficiency, to the extent not prohibited by applicable law or any material agreements then in effect to which the Company is a party (A) determine the excess of (1) the value of the shares of Common Stock issuable upon the exercise of a Right in accordance with the foregoing Section 11(a)(ii) (the “Current Value”) over (2) the then-current Purchase Price (such excess, the “Spread”), and (B) with respect to each Right (other than Rights which have become null and void pursuant to Section 11(a)(ii)), make adequate provision to substitute for the shares of Common Stock issuable in accordance with Section 11(a)(ii) upon exercise of the Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including, without limitation, shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Common Stock, are deemed in good faith by the Board to have substantially the same value as the shares of Common Stock), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Common Stock actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board (upon the advice of a nationally recognized investment banking firm selected by the Board in good faith); provided, however, if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within 30 calendar days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 22(a) expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date ”), then the Company shall be obligated to deliver, to the extent not prohibited by applicable law or any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and cash have an aggregate value equal to the Spread. If within the 30-day period referred to above the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board so elects, such 30-day period may be extended to the extent necessary, but not more than 90 calendar days after the

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Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such 30-day period, as it may be extended, is hereinafter called the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the second or third sentence of this Section 11(a)(iii), the Company (I) shall provide, subject to Section 11(a)(ii), that such action shall apply uniformly to all outstanding Rights and (II) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended (with prompt written notice thereof to the Rights Agent), as well as a public announcement at such time as the suspension is no longer in effect (with prompt written notice thereof to the Rights Agent).

(b) If the Company fixes a record date for the issuance of rights, options or warrants to all holders of shares of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase shares of Preferred Stock (or securities having equivalent rights, privileges and preferences as the shares of Preferred Stock (for purposes of this Section 11(b), “Equivalent Preferred Stock”)) or securities convertible into shares of Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into shares of Preferred Stock or Equivalent Preferred Stock) less than the Current Per Share Market Price of the shares of Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the number of shares of Preferred Stock outstanding on such record date plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and Equivalent Preferred Stock so to be offered (or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Per Share Market Price and the denominator of which is the number of shares of Preferred Stock outstanding on such record date plus the number of additional shares of Preferred Stock and Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which is in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a written statement filed with the Rights Agent. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c) If the Company fixes a record date for the making of a distribution to all holders of shares of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend), assets, stock (other than a dividend payable in shares of Preferred Stock) or subscription rights, options or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the Current Per Share Market Price of the shares of Preferred Stock (as determined pursuant to Section 11(d) hereof) on such record date or, if earlier, the date on which shares of Preferred Stock begin to trade on an ex-dividend or when issued basis for such distribution, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a written statement filed with the Rights Agent) of the portion of the evidences of indebtedness, cash, assets or stock so to be distributed or of such subscription rights, options or warrants applicable to one share of Preferred Stock, and the denominator of which is such Current Per Share Market Price of the shares of Preferred Stock; provided,

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however, that in no event shall the consideration to be paid upon the exercise of one Right but less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(d) (i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the “Current Per Share Market Price” of a share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of a share of Common Stock for the 30 consecutive Trading Days immediately prior to, but not including, such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the “Current Market Price” per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of Common Stock for the 10 consecutive Trading Days immediately following such date; provided, however, that in the event that the Current Per Share Market Price of Common Stock is determined during a period following the announcement by the Company of (A) a dividend or distribution on such shares of Common Stock payable in shares of Common Stock or securities convertible into such shares (other than the Rights) or (B) any subdivision, split, combination, consolidation or reclassification of such shares of Common Stock, and prior to the expiration of 30 Trading Days after, but not including, the ex-dividend date for such dividend or distribution, or the record date for such subdivision, split, combination, consolidation or reclassification, then, and in each such case, the Current Per Share Market Price shall be appropriately adjusted to take into account ex-dividend trading or to reflect the current per share market price per share equivalent of such shares of Common Stock. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ Global Market or, if the Common Stock is not listed or admitted to trading on the NASDAQ Global Market, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported on a quotation system then in use, or, if on any such date the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board. If the Common Stock is not publicly held or not so listed or traded, or is not the subject of available bid and asked quotes, the Current Per Share Market Price of such Common Stock shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent.

(ii) For the purpose of any computation hereunder, the “Current Per Share Market Price” of a share of Preferred Stock shall be determined in accordance with the method set forth above in Section 11(d)(i) other than the last sentence thereof. If the Current Per Share Market Price of Preferred Stock cannot be determined in the manner provided above, it shall be conclusively deemed to be an amount equal to the current per share market price of the shares of Common Stock multiplied by ten thousand (as such number may be appropriately adjusted to reflect events such as stock splits, stock dividends, recapitalizations or similar transactions relating to the shares of Common Stock occurring after the date of this Agreement). If neither the Common Stock nor the Preferred Stock are publicly held or so listed or traded, or the subject of available bid and asked quotes, “Current Per Share Market Price” of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent. For all purposes of this Agreement, the current per share market price of one ten-thousandth of a share of Preferred Stock will be equal to the current per share market price of one share of Preferred Stock divided by ten thousand.

(e) Except as set forth below, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such Purchase Price; provided,

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however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-millionth of a share of Preferred Stock or one ten-thousandth of a share of Common Stock or other security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the Expiration Date.

(f) If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised becomes entitled to receive any securities of the Company other than shares of Preferred Stock, thereafter the number or kind of such other securities so receivable upon exercise of any Right (or the Purchase Price in respect thereof) shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Preferred Stock (and the Purchase Price in respect thereof) contained in this Section 11, and the provisions of Section 7, Section 9, Section 10 and Section 13 hereof with respect to the shares of Preferred Stock (and the Purchase Price in respect thereof) shall apply on like terms to any such other securities (and the Purchase Price in respect thereof).

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one ten-thousandths of a share of Preferred Stock issuable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company has exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price pursuant to Section 11(b) or Section 11(c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one ten-thousandths of a share of Preferred Stock (calculated to the nearest one one-millionth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one ten-thousandths of a share of Preferred Stock issuable upon exercise of a Right immediately prior to such adjustment of the Purchase Price by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Rights in substitution for any adjustment in the number of one ten-thousandths of a share of Preferred Stock issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one ten-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one hundred-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. The Company shall also, as promptly as practicable, notify the Rights Agent in writing of same pursuant to Section 9(e) hereof and give the Rights Agent a copy of such announcement. Such record date may be the date on which the Purchase Price is adjusted or any day thereafter, but if the Rights Certificates have been issued, such record date shall be at least 10 calendar days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to the provision of Section 13 hereof, the additional Rights to which such holders are entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof if required by the Company, new Rights Certificates evidencing all the Rights to which such holders are entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed, and countersigned

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in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j) Without respect to any adjustment or change in the Purchase Price or the number or kind of securities issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number and kind of securities which were expressed in the initial Rights Certificate issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below one ten-thousandth of the then par value, if any, of the shares of Preferred Stock or below the then par value, if any, of any other securities of the Company issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock or such other securities, as the case may be, at such adjusted Purchase Price.

(l) In any case in which this Section 11 otherwise requires that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date of the number of one ten-thousandths of a share of Preferred Stock or other securities of the Company, if any, issuable upon such exercise over and above the number of one ten-thousandths of a share of Preferred Stock or other securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company delivers to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares of Preferred Stock or other securities upon the occurrence of the event requiring such adjustment.

(m) Notwithstanding anything in this Agreement to the contrary, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board determines to be necessary or advisable in order that any (i) consolidation or subdivision of the shares of Preferred Stock, (ii) issuance wholly for cash of shares of Preferred Stock at less than the Current Per Share Market Price therefor, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its shares of Preferred Stock is not taxable to such stockholders.

(n) Notwithstanding anything in this Agreement to the contrary, in the event that the Company at any time after the Record Date and prior to the Distribution Date (i) pays a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding shares of Common Stock, (iii) combines the outstanding shares of Common Stock into a smaller number of shares or (iv) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date (or issued or delivered on or after the Distribution Date pursuant to Section 21 hereof), shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event equals the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which is the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which is the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is paid or such a subdivision, combination or reclassification is effected.

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Section 12	Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made or any event affecting the Rights or their exercisability (including, without limitation, an event which causes Rights to become null and void) occurs as provided in Section 11 thereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment and a brief statement of the facts and calculations accounting for such adjustment or describing such event, (b) file with the Rights Agent, and with each transfer agent for the shares of Preferred Stock and the shares of Common Stock, a copy of such certificate, and (c) if a Distribution Date has occurred, give a brief summary thereof to each holder of a Rights Certificate in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate, provided, however, that the Rights Agent will not be entitled to such protection in cases of bad faith or willful misconduct.
Section 13	Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(n) hereof, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of one Right. For purposes of this Section 13(a), the current market value of one Right is the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any Trading Day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ Select Market or, if the Rights are not listed or admitted to trading on the NASDAQ Select Market, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported on a quotation system then in use or, if on any such date the Rights are not quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights, such market maker to be selected by the Board. If the Rights are not publicly held or are not so listed or traded, or are not the subject of available bid and asked quotes, the current market value of one Right shall mean the fair value thereof as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent.

(b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock). Fractions of Preferred Stock in integral multiples of one ten-thousandth of such Preferred Stock may, in the sole discretion of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement provides that the holders of such depositary receipts have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one ten-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one ten-thousandth of a share of Preferred Stock. For purposes of this Section 13(b), the current market value of one ten-thousandth of a share of Preferred Stock shall be one ten-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise; provided, however, that if the closing price of the shares of the Preferred Stock cannot be so determined, the closing price of the shares of the

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Preferred Stock for such Trading Day shall be conclusively deemed to be an amount equal to the closing price of the shares of Common Stock for such Trading Day multiplied by ten thousand (as such number may be appropriately adjusted to reflect events such as stock splits, stock dividends, recapitalizations or similar transactions relating to the Common Stock shares occurring after the date of this Agreement).

(c) Following the occurrence of a Section 11(a)(ii) Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise or exchange of the Rights or to distribute certificates or Ownership Statements which evidence fractional shares of Common Stock. In lieu of issuing any such fractional shares of Common Stock, the Company may pay to any Person to whom or which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of one such share of Common Stock. For purposes of this Section 13(c), the current market value of one share of Common Stock shall be the closing price thereof (as determined pursuant to Section 11(d)(i) hereof) on the Trading Day immediately prior to the date of such exercise or exchange.

(d) The holder of a Right by the acceptance of the Rights expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 13.

(e) Whenever a payment for fractional Rights or fractional shares of Common Stock or Preferred Stock is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares of Common Stock or Preferred Stock under any Section of this Agreement relating to the payment of fractional Rights or fractional shares of Common Stock or Preferred Stock unless and until the Rights Agent shall have received such a certificate and sufficient monies.

Section 14	Rights of Action.

(a) All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent hereunder, are vested in the respective registered holders of the Rights Certificates (or, prior to the Distribution Date, the registered holders of shares of Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the shares of Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the shares of Common Stock), may, on such first holder’s behalf and for such first holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such first holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

(b) Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation, or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company shall use commercially reasonable efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.

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Section 15	Agreement of Rights Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights shall be transferable only in connection with the transfer of shares of Common Stock;

(b) as of and after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a properly executed instrument of transfer with the appropriate forms and certificates contained therein fully executed and such additional evidence of the identity of the Beneficial Owner and/or former Beneficial Owner as the Company or the Rights Agent shall reasonably request;

(c) subject to Section 6(a) and Section 7(d) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock share certificate or Ownership Statement) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock share certificate or Ownership Statement made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the penultimate sentence of Section 11(a)(ii) hereof, shall be affected by any notice to the contrary; and

(d) such holder expressly waives any right to receive any fractional Rights and any fractional securities upon exercise or exchange of a Right, except as otherwise provided in Section 13 hereof.

Section 16	Rights Certificate Holder Not Deemed a Stockholder. No holder of any Rights Certificate, by means of such possession, shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one ten-thousandth of a share of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, by means of such possession, any of the rights of a stockholder of the Company including any right to vote on any matter submitted to stockholders at any meeting thereof, including the election of directors, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate have been exercised in accordance with the provisions of this Agreement.
Section 17	Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder, and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in connection with the preparation, negotiation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, cost or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (each as determined by a final, non-appealable judgment of a court of competent jurisdiction), for any action taken, suffered or omitted to be taken by the Rights Agent in connection with the acceptance and administration of this Agreement and the performance of its duties and responsibilities and the exercise of its rights hereunder, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The costs and expenses of enforcing this right of indemnification will also be paid by the Company. The provisions of this Section 17 and Section 19 below shall survive the exercise, exchange, redemption or expiration of the Rights, the resignation, replacement or removal of the Rights Agent and the termination of this Agreement.

(b) The Rights Agent may conclusively rely on, and will be protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in connection with, its acceptance

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or administration of this Agreement and the exercise and performance of its duties and responsibilities and the exercise of its rights hereunder, in reliance upon any Rights Certificate or certificate evidencing shares of Preferred Stock, Common Stock or other securities of the Company or an Ownership Statement, or any instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 19 hereof.

(c) Notwithstanding anything in this Agreement to the contrary, in no event will the Rights Agent be liable for special, punitive, incidental, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 18	Merger, Consolidation or Change of Name of the Rights Agent.

(a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any Person succeeding to the shareholder services business of the Rights Agent or any successor Rights Agent will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 20 hereof. If at the time such successor Rights Agent shall succeed to the agency created by this Agreement any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and if at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b) If at any time the name of the Rights Agent changes and at such time any of the Rights Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and if at that time any of the Rights Certificates have not been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 19	Duties of the Rights Agent. The Rights Agent undertakes to perform the duties and obligations expressly imposed by this Agreement (and no implied duties) upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company and/or an employee of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in accordance with the content of such advice or opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of the Current Per Share Market Price) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any Authorized Officer and delivered to the Rights Agent; and such certificate, pursuant to its terms, shall be full and complete authorization and protection to the Rights Agent for any action taken, suffered or omitted to be taken by it under the provisions of this Agreement in reliance upon such certificate.

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(c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (each as determined by a final, non-appealable judgment of a court of competent jurisdiction).

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates (except its countersignature thereof) and it shall not be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent will have no liability in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or failure by the Company to satisfy any condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11, Section 22 or Section 23 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt of a certificate furnished pursuant to Section 12 hereof, describing any such change or adjustment, upon which the Rights Agent may rely); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock shall, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company agrees that it shall perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of its duties under this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties and the exercise of the rights hereunder from any Authorized Officer, and to apply to any such Authorized Officer for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with such instructions. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received from any such Authorized Officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted to be taken by the Rights Agent under this Agreement and the date on or after which such action shall be taken, suffered or such omission shall be effective. The Rights Agent shall not be liable for any action taken, suffered or omitted to be taken by the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any Authorized Officer of the Company actually receives such application, unless any such Authorized Officer shall have consented in writing to an earlier date) unless, prior to taking or suffering any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken, suffered or omitted to be taken.

(h) The Rights Agent and any stockholder, affiliate, director, officer, agent or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent or any stockholder, affiliate, director, officer, agent or employee from acting in any other capacity for the Company or for any other Person.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers or employees) or by or through its

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attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, default, neglect or misconduct absent gross negligence, bad faith or willful misconduct (each as determined by a final, non-appealable judgment of a court of competent jurisdiction) in the selection and continued employment thereof.

(j) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed or indicates an affirmative response to clause 1 or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

(k) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(l) The Rights Agent will not be required to take notice or be deemed to have notice of any fact, event or determination (including, without limitation, any dates or events defined in this Agreement or the designation of any Person as an Acquiring Person, Affiliate or Associate) under this Agreement unless and until the Rights Agent is specifically notified in writing by the Company of such fact, event or determination, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith unless and until it has received such written notice.

(m) The provisions of this Section 19 shall survive the exercise, exchange, redemption or expiration of the Rights, the resignation, replacement or removal of the Rights Agent and the termination of this Agreement.

Section 20	Change of the Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 calendar days’ written notice given to the Company in accordance with Section 25 hereof, and to each transfer agent (other than, if serving as a transfer agent, the Rights Agent) of the shares of Common Stock and Preferred Stock known to the Rights Agent, respectively, by registered or certified mail, and if such resignation occurs after the Distribution Date, to the registered holders of the Rights Certificates in accordance with Section 25 hereof. The Company may remove the Rights Agent or any successor Rights Agent upon 30 calendar days’ written notice, given to the Rights Agent or successor Rights Agent, as the case may be, in accordance with Section 25 hereof, and to each transfer agent of the shares of Common Stock and the Preferred Stock, by registered or certified mail, and, if such removal occurs after the Distribution Date, to the holders of the Rights Certificates in accordance with Section 25 hereof. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall, in its sole discretion, appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 calendar days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit such holder’s Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a legal business entity organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise shareholder services powers and which has at the time of its appointment as Rights Agent, together with its Affiliates, a combined capital and surplus of at least $50,000,000 or (b) an Affiliate of a legal business entity described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute

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and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the shares of Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, give a notice thereof in writing to the registered holders of the Rights Certificates in accordance with Section 25 hereof. Failure to give any notice provided for in this Section 20, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
Section 21	Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale by the Company of shares of Common Stock following the Distribution Date and prior to the Expiration Date, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded as of the Distribution Date, or upon the exercise, exchange or conversion of securities hereinafter issued by the Company and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, in its good faith judgment the Board determines that the issuance of such Rights Certificate could have a material adverse tax consequence to the Company or to the Person to whom or which such Rights Certificate otherwise would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.
Section 22	Redemption.

(a) The Board may, at any time prior to the occurrence of a Section 11(a)(ii) Event redeem all but not less than all of the then-outstanding Rights at the Redemption Price. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. The Company may, at its option, pay the Redemption Price in cash, securities or any other form of consideration deemed appropriate by the Board.

(b) Immediately upon the effectiveness of the action of the Board ordering the redemption of the Rights, and without any further action and without any notice, the right to exercise the Rights shall terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held without interest thereon. Promptly after the effectiveness of the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights in accordance with Section 25 hereof; provided, however, that the failure to give, or any defect in, any such notice will not affect the validity of the redemption of the Rights. Any notice given in accordance with Section 25 hereof shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price shall be made.

Section 23	Exchange.

(a) The Board may, at its option, at any time after a Section 11(a)(ii) Event, direct the Company to, and if directed the Company shall, exchange all or part of the then-outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 11(a)(ii) hereof) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the “Exchange Ratio”). The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Notwithstanding the foregoing, the

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Board shall not be empowered to direct the Company to effect such exchange at any time an Acquiring Person is the Beneficial Owner of 50% or more of the Company’s outstanding Common Stock.

(b) Immediately upon the effectiveness of the action of the Board directing the Company to exchange any Rights pursuant to Section 23(a) and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange (with prompt written notice thereof to the Rights Agent); provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly give a notice of any such exchange to all of the holders of the Rights so exchanged in accordance with Section 25 hereof. Any notice given in accordance with Section 25 hereof shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock, for Rights shall be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

(c) The Company may at its option substitute and, in the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued (and unreserved) to permit an exchange of Rights as contemplated in accordance with this Section 23, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof (or Equivalent Preferred Stock) such that the Current Per Share Market Price of one share of Preferred Stock (or Equivalent Preferred Stock) multiplied by such number or fraction is equal to the Current Per Share Market Price of the Common Stock that would otherwise be issuable as of the date of such exchange.

(d) Prior to effecting an exchange pursuant to this Section 23, the Board may direct the Company to enter into a trust agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the shares of Common Stock, Preferred Stock or other securities, if any, issuable pursuant to the exchange, and all Persons entitled to receive such shares or other securities (and any dividends or distributions made thereon after the date on which such shares or other securities are deposited in the Trust) shall be entitled to receive such only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

Section 24	Notice of Certain Events.

(a) If the Company, at any time after the Distribution Date, proposes to (i) pay any dividend payable in stock of any class to the holders of shares of Preferred Stock or to make any other distribution to the holders of shares of Preferred Stock (other than a regular periodic cash dividend), (ii) offer to the holders of shares of Preferred Stock rights, options, warrants or any similar instrument to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), (iv) effect any consolidation, merger or statutory share exchange into or with any other Person, or (v) effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and, to the extent possible, to each holder of a Rights Certificate, in accordance with Section 25 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution or offering of rights, warrants, options or any similar instrument or the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 calendar days prior to the record date for determining holders of the shares of Common Stock or Preferred Stock for purposes of such action, and

24

in the case of any such other action at least 10 calendar days prior to the date of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever is the earlier.

(b) If a Section 11(a)(ii) Event occurs, then (i) the Company shall as soon as practicable thereafter give to the Rights Agent and each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights and (ii) all references in Section 24(a) hereof to shares of Preferred Stock shall be deemed thereafter to refer to shares of Common Stock or, if appropriate, other securities.

Section 25	Notices.

(a) Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made (a) immediately, if made by personal delivery, (b) on the fifth calendar day if sent by first-class mail, postage prepaid, (c) the next Business Day if by nationally recognized overnight courier or (d) upon confirmation, if transmission by facsimile is combined with a phone call to the Company notifying it of such transmission, all addressed (until another address is filed in writing by the Company with the Rights Agent) as follows:

BioScrip, Inc.
Attention: Kathryn M. Stalmack, General Counsel
1600 Broadway, Suite 950
Denver, CO 80202
Facsimile: (312) 416-4722

(b) Subject to the provisions of Section 20 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made (a) immediately, if made by personal delivery, (b) on the fifth calendar day if sent by first-class mail, postage prepaid, (c) the next Business Day if by nationally recognized overnight courier or (d) upon confirmation, if transmission by facsimile is combined with a phone call to the Rights Agent notifying it of such transmission, all addressed (until another address is filed in writing by the Rights Agent with the Company) as follows:

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Attention: Relationship Management
Facsimile: (718) 765-8711

(c) Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock or an Ownership Statement) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Rights Agent (or, if prior to the Distribution Date, of the transfer agent for the shares of Common Stock).

Section 26	Supplements and Amendments. Except as otherwise provided in this Section 26, for so long as the Rights are redeemable pursuant to Section 22 hereof, the Company may in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of Rights. From and after the time at which the Rights cease to be redeemable pursuant to Section 22 hereof, the Company may and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder or (iv) to amend or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable; provided, however, that no such supplement or

25

amendment shall adversely affect the interests of the holders of Rights (other than an Acquiring Person or any Affiliate or Associate of an Acquiring Person or certain of their transferees), and no such amendment may cause the Rights again to become redeemable or cause this Agreement again to become amendable other than in accordance with this sentence. Without limiting the foregoing, the Company, by action of the Board, may at any time before any Person becomes an Acquiring Person amend this Agreement to make provisions of this Agreement inapplicable to a particular transaction by which a Person might otherwise become an Acquiring Person or to otherwise alter the terms and conditions of this Agreement as they may apply with respect to such transaction. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment; provided, that any supplement or amendment that does not amend this Agreement in a manner adverse to the Rights Agent shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent. Notwithstanding anything herein to the contrary, the Rights Agent shall not be obligated to enter into any supplement or amendment that adversely affects the Rights Agent’s own rights, duties, obligations or immunities under this Agreement. The Company shall provide prompt written notice to the Rights Agent of any supplement or amendment to any provision of this Agreement irrespective of whether the Rights Agent is a signatory to such supplement or amendment.
Section 27	Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
Section 28	Determinations and Actions by the Board.

(a) For all purposes of this Agreement, any calculation of the number of shares of Common Stock or any other class of capital stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the provisions of Section 382 of the Code, or any successor provision or replacement provision.

(b) The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations and calculations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights or amend this Agreement).

(c) All such actions, calculations, interpretations and determinations which are done or made by the Board in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties. The Rights Agent shall always be entitled to assume that the Board acted in good faith and the Rights Agent shall be fully protected and shall incur no liability in reliance thereon.

Section 29	Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of shares of Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of shares of Common Stock).
Section 30	Severability. If any term, provision, covenant or restriction of this Agreement or applicable to this Agreement is held by a court of competent jurisdiction or other authority to be invalid, null and void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if

26

any such term, provision, covenant or restriction is held by such court or authority to be invalid, null and void, or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 22 hereof shall be reinstated and shall not expire until the Close of Business on the tenth Business Day following the date of such determination by the Board; provided, further that if any such excluded term, provision, covenant or restriction shall adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately.
Section 31	Governing Law. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State; provided, however, that if any claims or actions are brought by or against the Rights Agent, the rights, duties, obligations and liabilities of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.
Section 32	Counterparts; Facsimiles and PDFs. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A facsimile or .pdf signature delivered electronically shall constitute an original signature for all purposes.
Section 33	Descriptive Headings; Calculation of Time Periods. Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. Each reference in this Agreement to a period of time following or after a specified date or event shall be calculated without including such specified date or the day on which such specified event occurs.
Section 34	Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunctions of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

BIOSCRIP, INC.

By:	/s/ Kathryn Stalmack Name: Kathryn Stalmack Title: SVP and General Counsel

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Rights Agent

By:	/s/ Jennifer Donovan Name: Jennifer Donovan Title: SVP

Signature Page to Tax Asset Protection Plan

Exhibit A

FORM OF
CERTIFICATE OF DESIGNATION, PREFERENCES, AND
RIGHTS OF SERIES D JUNIOR PARTICIPATING PREFERRED STOCK

of

BIOSCRIP, INC.

Pursuant to Section 151 of the General Corporation Law of the State of Delaware, the undersigned officer of BioScrip, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

That pursuant to the authority conferred upon the Board of Directors of the Corporation (the “Board of Directors”) by the Second Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), the Board of Directors on August 11, 2016, adopted the following resolution creating a series of Preferred Stock designated as Series D Junior Participating Preferred Stock (as hereinafter defined):

RESOLVED, that pursuant to the authority conferred upon the Board of Directors of the Corporation in accordance with the provisions of the Certificate of Incorporation and Section 151 of the General Corporation Law of the State of Delaware, a series of Preferred Stock of the Corporation be and it hereby is created, and that the powers, designations, preferences and relative, participating, optional and other rights of the shares of such series, and the qualifications, limitations, and restrictions thereof are as follows:

Section 1. Designation and Amount.  The shares of such series shall be designated as “Series D Junior Participating Preferred Stock” and the number of shares constituting such series shall be one hundred thousand (100,000).

Section 2. Dividends and Distributions.

(A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series D Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series D Junior Participating Preferred Stock, in preference to the holders of shares of Common Stock, par value $0.0001 per share, of the Corporation (the “Common Stock”), and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September, and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series D Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 10,000 times the aggregate per share amount of all cash dividends, and 10,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series D Junior Participating Preferred Stock. In the event the Corporation shall at any time after August 11, 2016 (the “Rights Dividend Declaration Date”) (i) pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares or (iv) issue any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Corporation is the continuing or surviving corporation), then in each such case the amount to which holders of shares of Series D Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Corporation shall declare a dividend or distribution on the Series D Junior Participating Preferred Stock as provided in Paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series D Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series D Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series D Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series D Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series D Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series D Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

Section 3. Voting Rights.  The holders of shares of Series D Junior Participating Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series D Junior Participating Preferred Stock shall entitle the holder thereof to 10,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Dividend Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series D Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided herein or required by law, the holders of shares of Series D Junior Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C) (i) If at any time dividends on any Series D Junior Participating Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) that shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series D Junior Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series D Junior Participating Preferred Stock) with dividends in arrears in an amount equal to six quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two directors.

(ii) During any default period, such voting right of the holders of Series D Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(C) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that such voting right shall not be exercised unless the holders of 10% in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two directors or, if such right is exercised at an annual meeting, to elect two directors. If the number that may be so elected at any special meeting does not amount to the required number, the holders of Preferred Stock shall have the right to make such increase in the number of directors as shall be necessary to permit the election by them of the required number. After the holders of Preferred Stock shall have exercised their right to elect directors in any default period and during the continuance of such period, the number of directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series D Junior Participating Preferred Stock.

(iii) Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than 10% of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the Board of Directors. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this Paragraph (C)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to such holder at such holder’s last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 20 days and not later than 60 days after such order or request or in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than 10% of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this Paragraph (C)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the stockholders.

(iv) In any default period, the holders of Common Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of directors until the holders of Preferred Stock, voting as a class, shall have exercised their right to elect two directors, after the exercise of which right (x) the directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in Paragraph (C)(ii) of this Section 3) be filled by vote of a majority of the remaining directors theretofore elected by the holders of the class of stock that elected the director whose office shall have become vacant. References in this Paragraph (C) to directors elected by the holders of a particular class of stock shall include directors elected by such directors to fill vacancies as provided in clause (y) of the foregoing sentence.

(v) Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect directors shall cease, (y) the term of any directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of directors shall be such number as may be provided for in the Certificate of Incorporation or Bylaws irrespective of any increase made pursuant to the provisions of Paragraph (C)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in the Certificate of Incorporation or Bylaws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining directors.

(D) Except as set forth herein, holders of Series D Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series D Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series D Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, or make any other distributions on, any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution, or winding up) to the Series D Junior Participating Preferred Stock;

(ii) declare or pay dividends on, or make any other distributions on, any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution, or winding up) with the Series D Junior Participating Preferred Stock, except dividends paid ratably on the Series D Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution, or winding up) to the Series D Junior Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase, or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation, or winding up) to the Series D Junior Participating Preferred Stock; or

(iv) redeem or purchase or otherwise acquire for consideration any shares of Series D Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series D Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares.  Any shares of Series D Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Designation creating a series of Preferred Stock or any similar stock, or as otherwise required by law.

Section 6. Liquidation, Dissolution, or Winding Up.

(A) Upon any liquidation (voluntary or otherwise), dissolution, or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution, or winding up) to the Series D Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series D Junior Participating Preferred Stock shall have received an amount equal to $10,000 per share of Series D Junior Participating Preferred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series D Liquidation Preference”). Following the payment of the full amount of the Series D Liquidation Preference, no additional distributions shall be made to the holders of shares of

Series D Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series D Liquidation Preference by (ii) 10,000 (as appropriately adjusted as set forth in subparagraph (C) below to reflect such events as stock splits, stock dividends, and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series D Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series D Junior Participating Preferred Stock and Common Stock, respectively, holders of Series D Junior Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to one with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

(B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series D Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Series D Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences.

(C) In the event the Corporation shall at any time after the Rights Dividend Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7. Consolidation, Merger, etc.  In case the Corporation shall enter into any consolidation, merger, combination, or other transaction in which the shares of Common Stock are exchanged for, converted or changed into other stock or securities, cash, or any other property, then in any such case the shares of Series D Junior Participating Preferred Stock shall at the same time be similarly exchanged, converted or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 10,000 times the aggregate amount of stock, securities, cash, or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed, converted or exchanged. In the event the Corporation shall at any time after the Rights Dividend Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange, conversion or change of shares of Series D Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. No Redemption.  The shares of Series D Junior Participating Preferred Stock shall not be redeemable.

Section 9. Ranking.  The Series D Junior Participating Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

Section 10. Amendment.  At any time when any shares of Series D Junior Participating Preferred Stock are outstanding, neither the Certificate of Incorporation of the Corporation nor this Certificate of Designation shall be amended in any manner that would adversely alter or change the powers, preferences, or any relative, special or other rights of the Series D Junior Participating Preferred Stock without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Series D Junior Participating Preferred Stock, voting separately as a class.

Section 11. Fractional Shares.  The Series D Junior Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions, and to have the benefit of all other rights of holders of Series D Junior Participating Preferred Stock.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, BioScrip, Inc. has caused this Certificate of Designation to be signed by the undersigned this   th day of August, 2016.

BIOSCRIP, INC.

By:
Name:
Title:

Exhibit B

FORM OF RIGHTS CERTIFICATE

Certificate No R-	[ ] Rights

NOT EXERCISABLE AFTER THE EARLIER OF (I) AUGUST 11, 2019 OR (II) AUGUST 11, 2017 IF STOCKHOLDER APPROVAL OF THE TAX ASSET PROTECTION PLAN HAS NOT BEEN RECEIVED BY OR ON SUCH DATE, OR SUCH EARLIER DATE AS PROVIDED BY THE TAX ASSET PROTECTION PLAN. THE RIGHTS ARE SUBJECT TO REDEMPTION AND EXCHANGE AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE TAX ASSET PROTECTION PLAN. UNDER CERTAIN CIRCUMSTANCES AS SET FORTH IN THE TAX ASSET PROTECTION PLAN, RIGHTS THAT ARE OR WERE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE TAX ASSET PROTECTION PLAN) MAY BECOME NULL AND VOID.

RIGHTS CERTIFICATE
BIOSCRIP, INC.

This certifies that , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions, and conditions of the Tax Asset Protection Plan, dated as of August 11, 2016 (the “Plan”), between BioScrip, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Plan) and prior to 5:00 p.m. (New York time) on the Expiration Date (as such term is defined in the Plan) at the office or offices of the Rights Agent designated for such purpose, or its successor as Rights Agent, one ten-thousandth of a fully paid nonassessable share of Series D Junior Participating Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), of the Company, at a purchase price of $14.00 per one ten-thousandth of a share of Preferred Stock (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. If this Rights Certificate is exercised in part, the holder will be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised. The number of Rights evidenced by this Rights Certificate (and the number of one ten-thousandths of a share of Preferred Stock which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of the date of the Plan, based on the shares of Preferred Stock as constituted at such date. All capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Plan.

As provided in the Plan, the Purchase Price, the number or kind of shares of Preferred Stock (or other securities, as the case may be) which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate and the number of Rights outstanding are subject to adjustment upon the occurrence of certain events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of the Rights under the circumstances specified in the Plan. Copies of the Plan are on file at the principal executive offices of the Company and can be obtained from the Company without charge upon written request therefor.

Pursuant to the Plan, from and after the occurrence of any Person becoming an Acquiring Person, any Rights that are beneficially owned by (i) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (ii) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the occurrence of such Person becoming an Acquiring Person or (iii) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with such Person becoming an Acquiring Person pursuant to either (a) a transfer from the Acquiring Person (or any such Affiliate or Associate) to holders of its equity securities or to any Person with whom the Acquiring

Person has any continuing agreement, arrangement or understanding, written or otherwise, regarding the transferred Rights or (b) a transfer that the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding certain provisions of the Plan, will be null and void without any further action and any holder of such Rights will thereafter have no rights whatsoever with respect to such Rights, whether under any provision of the Plan or otherwise. From and after the occurrence of any Person becoming an Acquiring Person, no Rights Certificate will be issued that represents Rights that are or have become null and void pursuant to the provisions of the Plan, and any Rights Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to the provisions of the Plan will be cancelled.

This Rights Certificate, with or without other Rights Certificates, may be exchanged for another Rights Certificate or Rights Certificates entitling the holder to purchase a like number of one ten-thousandths of a share of Preferred Stock (or other securities, as the case may be) as the Rights Certificate or Rights Certificates surrendered entitled such holder (or former holder in the case of a transfer) to purchase, upon presentation and surrender hereof at the office or offices of the Rights Agent designated for such purpose, with the Form of Assignment (if appropriate) and the related Certificate duly executed.

Subject to the provisions of the Plan, the Rights evidenced by this Rights Certificate may be redeemed by the Company at its option at a redemption price of $0.00001 per Right at any time prior to the occurrence of a Section 11(a)(ii) Event. In addition, following the time any person becomes an Acquiring Person, the Company may at its option exchange the Rights, in whole or in part, for shares of common stock, Preferred Stock or other preferred stock having equivalent rights, privileges and preferences as the Preferred Stock. The Plan may be supplemented and amended by the Company, as provided therein.

The Company is not required to issue fractional shares of Preferred Stock (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock, which may, at the option of the Company, be evidenced by depositary receipts) or other securities issuable, as the case may be, upon the exercise of any Right or Rights evidenced hereby. In lieu of issuing fractional shares of Preferred Stock or other securities, the Company may make a cash payment, as provided in the Plan.

No holder of this Rights Certificate, as such, will be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of the Preferred Stock or of any other securities of the Company which may at any time be issuable upon the exercise of the Right or Rights represented hereby, nor will anything contained herein or in the Plan be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate have been exercised in accordance with the provisions of the Plan.

This Rights Certificate will not be valid or obligatory for any purpose until it has been countersigned by the Rights Agent.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of            .

BIOSCRIP, INC.

By:
Name:
Title:

Countersigned:

AMERICAN STOCK TRANSFER &
TRUST COMPANY, LLC

as Rights Agent

By:	Authorized Signature

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED  hereby sells, assigns and transfers unto

(Please print name and address of transferee)

(Please spell out and include in numerals the number of Rights being transferred by this Assignment)

of the Rights evidenced by this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint  Attorney, to transfer the number of Rights indicated above on the books of the within named Company, with full power of substitution.

Dated:           ,

Signature

Signature Guaranteed:

Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent.

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1)	the Rights evidenced by this Rights Certificate [ ] are [ ] are not being sold, assigned, and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Plan); and
(2)	after due inquiry and to the best knowledge of the undersigned, he, she, or it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was, or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ,	Signature

Signature Guaranteed:

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

[Form of Reverse Side of Rights Certificate – continued]

FORM OF ELECTION TO PURCHASE

(To be executed by the registered holder if such holder desires to exercise any or all Rights evidenced by the Rights Certificate.)

To: BioScrip, Inc.:

The undersigned hereby irrevocably elects to exercise  () Rights evidenced by this Rights Certificate to purchase the Preferred Shares issuable upon the exercise of the Rights (or such other securities of the Company or of any other person that may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to or that such shares be credited to the book-entry account of:

(Please print social security or other identifying number)

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

(Please print social security or other identifying number)

(Please print name and address)

Dated:           ,

Signature

Signature Guaranteed:

Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent.

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1)	the Rights evidenced by this Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Plan); and
(2)	after due inquiry and to the best knowledge of the undersigned, he, she, or it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ,	Signature

Signature Guaranteed:

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

Exhibit C

UNDER CERTAIN CIRCUMSTANCES AS SET FORTH IN THE TAX ASSET PROTECTION PLAN, RIGHTS THAT ARE OR WERE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE TAX ASSET PROTECTION PLAN) MAY BECOME NULL AND VOID.

SUMMARY OF RIGHTS

On August 11, 2016, the Board of Directors (the “Board”) of BioScrip, Inc., a Delaware corporation (the “Company”), declared a dividend of one preferred share purchase right (each, a “Right”) for each outstanding share of common stock, par value $0.0001, of the Company. The dividend is payable to our stockholders of record as of the close of business on August 25, 2016.

This summary of rights provides only a general description and should be read together with the Tax Asset Protection Plan, dated as of August 11 2016, between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent (the “Plan”). All capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Plan. Upon written request, the Company will provide a copy of the Plan free of charge to any of its stockholders.

The Plan was adopted in an effort to protect stockholder value by attempting to diminish the risk that our ability to use our net operating losses (the “Tax Attributes”) to reduce potential future federal income tax obligations may become substantially limited. We have substantial Tax Attributes. Under the Internal Revenue Code and regulations promulgated by the U.S. Treasury Department, we may carry forward or otherwise utilize these Tax Attributes in certain circumstances to offset any current and future taxable income and thus reduce our federal income tax liability, subject to certain requirements and restrictions. To the extent that the Tax Attributes do not otherwise become limited, we believe that we will have available a significant amount of Tax Attributes in future years, and therefore these Tax Attributes could be a substantial asset to us. However, if we experience an “ownership change,” as defined in Section 382 of the Internal Revenue Code, our ability to use the Tax Attributes may be substantially limited, and the timing of the usage of the Tax Attributes could be substantially delayed, which could therefore significantly impair the value of that asset. A company experiences an “ownership change” for tax purposes if the percentage of stock owned by its 5% stockholders (as defined for tax purposes) increases by more than 50 percentage points over a rolling three-year period.

The Plan is intended to act as a deterrent to any person acquiring beneficial ownership of 4.9% or more of our outstanding common stock without the approval of our Board. Stockholders who beneficially own 4.9% or more of our outstanding common stock upon execution of the Plan will not trigger the Plan so long as they do not acquire beneficial ownership of additional shares of common stock. Our Board may, in its sole discretion, also exempt any person from triggering the Plan.

The Rights.  One Right was issued for each outstanding share of our common stock to our stockholders of record as of the close of business on August 25, 2016. One Right will also be issued together with each share of our common stock issued after August 25, 2016 but before the Distribution Date (as defined below) and, in certain circumstances, after the Distribution Date. Subject to the terms, provisions and conditions of the Plan, if the Rights become exercisable, each Right would initially represent the right to purchase from us one ten-thousandth of a share of our Series D Junior Participating Preferred Stock, par value $0.0001 per share (the “Series D Preferred Stock”) for a purchase price of $14.00 (the “Purchase Price”). If issued, each fractional share of Series D Preferred Stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of our common stock. However, prior to exercise, a Right does not give its holder any rights as a stockholder of the Company, including, without limitation, any dividend, voting or liquidation rights.

Initial Exercisability.  The Rights will not be exercisable until the earlier of (i) ten business days after a public announcement that a person has become an “Acquiring Person” by acquiring beneficial ownership of 4.9% or more of our outstanding common stock, or, in the case of a person that had beneficial ownership of 4.9% or more of our outstanding common stock upon execution of the Plan, by obtaining beneficial ownership of additional shares of common stock or (ii) ten business days (or such later date as may be specified by the

Board prior to such time as any person becomes an Acquiring Person) after the commencement of a tender or exchange offer by or on behalf of a person that, if completed, would result in such person becoming an Acquiring Person.

We refer to the date that the Rights become exercisable as the “Distribution Date.” Until the Distribution Date, our common stock certificates or the ownership statements issued with respect to uncertificated shares of common stock will evidence the Rights. Any transfer of shares of common stock prior to the Distribution Date will also constitute a transfer of the associated Rights. After the Distribution Date, separate rights certificates will be issued and the Rights may be transferred other than in connection with the transfer of the underlying shares of common stock unless and until our Board has determined to effect an exchange pursuant to the Plan (as described below).

Flip-In Event.  In the event that a person becomes an Acquiring Person, each holder of a Right, other than Rights that are or, under certain circumstances, were beneficially owned by the Acquiring Person (which will thereupon become null and void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, a number of shares of our common stock having a market value of two times the Purchase Price.

Redemption.  At any time until a person becomes an “Acquiring Person”, the Board may redeem the Rights in whole, but not in part, at a price of $0.00001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Exchange.  At any time after a person becomes an Acquiring Person, the Board may exchange the Rights (other than Rights that have become null and void), in whole or in part, at an exchange ratio of one share of common stock, or a fractional share of Series D Preferred Stock (or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment). Immediately upon an exchange of any Rights, the right to exercise such Rights will terminate and the only right of the holders of Rights will be to receive the number of shares of common stock (or fractional share of Series D Preferred Stock or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) equal to the number of such Rights held by such holder multiplied by the exchange ratio. The Board shall not be empowered to effect such exchange at any time after an Acquiring Person becomes the beneficial owner of 50% or more of the Company’s outstanding common stock.

Expiration.  The Rights and the Plan will expire on the earlier of (i) the Close of Business on the earlier of (a) August 11, 2019, or (b) August 11, 2017 if stockholder approval of the Plan has not been received by or on such date, (ii) the time at which the Rights are redeemed pursuant to the Plan, (iii) the time at which the Rights are exchanged in full pursuant to the Plan, (iv) the effective date of the repeal of both Section 382 and Section 383 of the Internal Revenue Code, or any successor provisions or replacement provisions, if the Board determines that the Plan is no longer necessary for the preservation of Tax Benefits or (v) the beginning of a taxable year of the Company for which the Board determines that the Company has or will have no Tax Benefits.

Anti-Dilution Provisions.  Our Board may adjust the Purchase Price, the number of shares of Series D Preferred Stock or other securities or assets issuable and the number of outstanding Rights to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, a stock split or a reclassification of the Series D Preferred Stock or our common stock. With certain exceptions, no adjustments to the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price.

Amendments.  For so long as the Rights are redeemable, our Board may supplement or amend any provision of the Plan in any respect without the approval of the holders of the Rights. From and after the time the Rights are no longer redeemable, our Board may supplement or amend the Plan only to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions, or to make any additional changes to the Plan which the Company may deem necessary or desirable, but only to the extent that those changes do not impair or adversely affect any Rights holder (other than an Acquiring Person or any Affiliate or Associate of an Acquiring Person or certain of their transferees) and do not result in the Rights again becoming redeemable or the Plan again becoming amendable other than in accordance with this sentence.

Annex B

BIOSCRIP, INC.
1600 BROADWAY, SUITE 700
DENVER, CO 80202

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E24237-P91131

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BIOSCRIP, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Daniel E. Greenleaf
02) Michael G. Bronfein
03) David W. Golding
04) Michael Goldstein
05) Steven Neumann
06) Tricia H. Nguyen
07) R. Carter Pate

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:

The Board of Directors recommends to vote FOR "Every Year" in proposal 5:

	Every Year	Every 2 Years	Every 3 Years	Abstain
5. Advisory vote on the frequency of future non-binding advisory votes on executive compensation.	☐	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please date and sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 2, 2017:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

E24238-P91131

BIOSCRIP, INC.
Annual Meeting of Stockholders
May 2, 2017
This proxy is solicited on behalf of the Board of Directors of BioScrip, Inc.

As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-690-6903 or via the Internet at www.proxyvote.com. Have your proxy card in hand and follow the instructions.

The stockholder(s) hereby appoint(s) Daniel E. Greenleaf and Kathryn Stalmack, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock, Series A Preferred Stock and Series C Preferred Stock (each on an as-converted into Common Stock basis) of BioScrip, Inc. that the stockholder(s) is(are) entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 p.m., local time, on May 2, 2017, at the BioScrip office located at 1600 Broadway, Suite 700, Denver, CO 80202, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO SUCH DIRECTION IS MADE BUT THIS PROXY IS PROPERLY EXECUTED BY THE STOCKHOLDER, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS SET FORTH HEREIN. THE INDIVIDUALS DESIGNATED ABOVE WILL VOTE IN THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Address Changes/Comments: ____

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed and dated on reverse side

V.1.1